UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03916
Name of Registrant:	Vanguard Specialized Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: January 31
Date of reporting period: February 1, 2015 – January 31, 2016
Item 1: Reports to Shareholders

Annual Report | January 31, 2016

Vanguard Energy Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents

Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	9
Fund Profile.	13
Performance Summary.	15
Financial Statements.	17
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2016
Total
Returns
Vanguard Energy Fund
Investor Shares	-19.53%
Admiral™ Shares	-19.48
MSCI ACWI Energy Index	-20.54
Global Natural Resources Funds Average	-25.31
Global Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2015, Through January 31, 2016
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Energy Fund
Investor Shares	$51.53	$40.43	$1.078	$0.000
Admiral Shares	96.69	75.85	2.081	0.000

1

Chairman’s Letter

Dear Shareholder,

After briefly seeming to find their footing, oil prices tumbled in 2015 and into the new year. This added more distress to a sector already challenged by the sharp price drop that began in the summer of 2014.

Over the 12 months ended January 31, 2016, the energy sector was the broad U.S. stock market’s worst performer, a position it has held for five consecutive fiscal years. Vanguard Energy Fund returned –19.53% for Investor Shares, ahead of its benchmark index and the average return of global natural resources funds. (Many peers have significant allocations to sectors other than energy, such as materials.) It was the weakest fiscal-year return for the fund and its benchmark since 2009.

If you invest in the Energy Fund through a taxable account, you may wish to review information about the fund’s after-tax performance provided later in this report.

For some perspective on the oil price decline, keep in mind that three key factors influence prices: oil supply (both current inventories and future supply expectations), demand, and the strength of the U.S. dollar. The degree to which each factor drives oil price fluctuations tends to be unique to each situation.

2

For example, Vanguard research has shown that demand primarily drove the steep price drop in 2008. Much has been written recently about the stronger dollar and the impact of China’s slower economic growth on global demand, but we believe that supply has been the main factor behind the slide that began 1½ years ago. (You can read more in Is the Barrel Half Empty or Half Full? Oil-Price Drops and Global Impacts, available at vanguard.com/research.)

Stocks changed direction as global concerns grew
The broad U.S. stock market returned –2.48% for the 12 months. Stocks deteriorated after a solid first half as investors grew more concerned that China’s slower growth would spread globally. Along with oil, other commodity prices fell, hurting producers and exporters but favoring consumers.

In December, the Federal Reserve ended months of uncertainty when it raised its target for short-term interest rates to 0.25%–0.5%. Central banks in Europe and Asia moved in the opposite direction, adding to their stimulus measures to combat weak growth and low inflation.

International stocks, which returned about –11%, were hindered by the U.S. dollar’s strength against many foreign currencies. Although emerging markets slipped the most, stocks from the developed markets of the Pacific region and Europe also posted negative results.

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-1.82%	10.94%	10.68%
Russell 2000 Index (Small-caps)	-9.92	6.11	7.25
Russell 3000 Index (Broad U.S. market)	-2.48	10.55	10.40
FTSE All-World ex US Index (International)	-11.28	-1.67	-0.14

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-0.16%	2.15%	3.51%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.71	3.42	5.75
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.02	0.04

CPI
Consumer Price Index	1.37%	0.95%	1.47%

3

Yields moved up and down, leaving bond results nearly flat
Although bonds surged in January, the broad U.S. taxable bond market returned –0.16% for the fiscal year. Bonds languished at times earlier in the period, when stocks were on firmer ground and many thought the Fed would raise interest rates sooner than it did. Market turmoil in January seemed to remind investors of bonds’ appeal as both a diversifier and ballast for a portfolio.

After many ups and downs, the yield of the 10-year Treasury note ended January at 1.98%, up from 1.75% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.78%, hurt by the dollar’s strength. Without this currency effect, returns were modestly positive.

Money market funds and savings accounts generated scant returns as the Fed’s long-running 0%–0.25% rate target persisted until December.

Investment success was scarce amid an oversupply of oil
As I’ve written in the past, oil-price decreases tend to benefit some segments of the energy sector and hurt others. But the continuing weakness meant fewer winners.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Energy Fund	0.37%	0.31%	1.43%
The fund expense ratios shown are from the prospectus dated May 28, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2016, the fund’s expense ratios were 0.37% for Investor Shares and 0.31% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Global Natural Resources Funds.

4

Oil and gas exploration and production companies have been hit hard by lower prices. Such companies—which constitute more than one-third of the fund’s total assets, about double their benchmark weight—had some of the steepest declines and weighed on the fund’s performance. At the other end of the spectrum, oil and gas refiners and marketers collectively advanced, in part because they paid less for crude oil.

Providers of equipment and services, about 10% of the fund and its benchmark, had mixed results. As many users of their products and services slashed budgets, some providers slumped, but others delivered gains. Results were also mixed for the integrated oil and gas companies that make up the largest slice (about 40%)

of the fund, although most were in negative territory. Some of these behemoths—whose activities include exploration, refining, and marketing—have more ballast to withstand the downturn, while others struggled not only with lower prices but also with geopolitical issues.

Your fund’s advisors, Wellington Management Company and Vanguard Quantitative Equity Group, notably added value with their lighter stake in the oil and gas storage and transportation segment, especially among pipeline businesses. The fund also benefited from the advisors’ positioning among the integrated companies. Some exploration and production holdings offset part of these successes relative to the benchmark.

Total Returns
Ten Years Ended January 31, 2016
Average
Annual Return
Energy Fund Investor Shares	0.09%
Spliced Energy Index	-0.68
Global Natural Resources Funds Average	-3.72
For a benchmark description, see the Glossary.

Global Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The Advisors’ Report that follows this letter provides additional details about the management of the fund during the fiscal year.

I’d like to take this opportunity to express my appreciation to Karl Bandtel, who has announced plans to retire in June. Karl has ably managed the fund since 1992. Greg LeBlanc has co-managed Wellington’s portion of the fund with Karl since late 2015 and will assume sole responsibility when Karl retires.

Over a volatile decade, the fund topped its index and peer average
For the decade ended January 31, 2016, the Energy Fund’s average annual return was just above zero, as double-digit declines in the last two fiscal years offset several years of gains. Still, the fund stayed ahead of its index and the average return of global natural resources funds.

The energy sector lagged the broad U.S. stock market, whose ten-year average annual return was more than 6%. This

Vanguard’s outlook for investors: Not bearish, but cautious

In Vanguard’s recently published global economic and investment outlook, Global Chief Economist Joseph Davis and his team discuss various market and economic events 2016 may bring, along with challenges and opportunities for investors.

Our forecast includes “frustratingly fragile” economic growth and more modest long-term returns from the global stock and bond markets. The report cautions that for the decade ending 2025, returns for a balanced portfolio are likely to be moderately below historical averages.

Our simulations indicate that the average annualized returns of a 60% equity/40% bond portfolio for the decade are most likely to be centered in the 3%–5% range after inflation, below the actual average after-inflation return of 5.5% for the same portfolio since 1926.

Even so, Vanguard’s steadfast belief in its principles for investing success—focusing on clear goals, a suitable asset allocation, low costs, and long-term discipline—remains unchanged.

For more information about our expectations and the probability of various outcomes, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model® (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from VCMM, derived from 10,000 simulations for U.S. equity returns and fixed income returns. Simulations as of September 30, 2015. Results from the model may vary with each use and over time. For more information, please see page 7.

6

divergence underscores one of the risks of a narrowly focused sector fund, which we feel is better-suited to a complementary—rather than a core—role in a portfolio that is already balanced and diversified across asset classes.

To reach your long-term goals, be realistic and try to save more
Although there have been times when it felt as if stocks and bonds were riding a roller coaster, the markets have generally risen in recent years. The broad global stock market in particular has posted some impressive gains since its turnaround began in 2009.

But 2015 and, especially, the start of 2016 were stark reminders that investments can disappoint. The U.S. stock and bond markets were barely positive in 2015, and international stocks and unhedged bonds finished in the red. In January 2016, many stock markets fell into or near bear-market territory. (Generally, a decline of 20% or more lasting at least two months qualifies as a bear market.)

In Vanguard’s recently updated long-term look at the economy and markets, our global economists explain why they expect growth to remain “frustratingly fragile” and why their market outlook is the most guarded since 2006. (For more details, see the box on page 6 and Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Given these muted expectations, what’s the best course of action? I’ve often encouraged shareholders to focus on the things they can control. That advice holds true today.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time. The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based. The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard’s primary investment research and advice teams. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the VCMM is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data from as early as 1960. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

7

Consider saving more than you think you may need. That’s one way you can prepare for the volatility that may lie ahead, particularly as markets adjust to changes in policies from the Fed and other central banks.

As always, investors would be well-served to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

Each of these principles—along with saving more—is within your control, and focusing on them can keep you on the right path.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 10, 2016

Advisors’ Report

Vanguard Energy Fund returned –19.53% for Investor Shares and –19.48% for Admiral Shares for the 12 months ended January 31, 2016, ahead of its benchmark index and the average return of global natural resources peer funds. Your fund is managed by two advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also provided a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These reports were prepared on February 10, 2016.

Wellington Management Company llp

Portfolio Managers:

Karl E. Bandtel, Senior Managing Director

Gregory LeBlanc, CFA,
Senior Managing Director,
Global Industry Analyst

The investment environment
The continued decline in U.S. and global oil prices weighed broadly on global energy equities. The fund’s benchmark, the MSCI

Vanguard Energy Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	94	7,654	Emphasizes long-term total-return opportunities from
Company LLP			the various energy subsectors: international oils,
			foreign integrated oils and foreign producers, North
			American producers, oil services and equipment,
			transportation and distribution, and refining and
			marketing.
Vanguard Quantitative Equity	4	294	Employs a quantitative fundamental management
Group			approach using models that assess valuation,
			management decisions, market sentiment, and
			earnings and balance-sheet quality of companies as
			compared with their peers.
Cash Investments	2	173	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in stock.
			Each advisor may also maintain a modest cash
			position.

9

All Country World Energy Index, returned –20.54%; it significantly lagged global equities, as measured by the MSCI All Country World Index, which returned about –6%.

Oversupply worries persisted amid the buildup in U.S. inventory. The resiliency and growth in OPEC production through 2015 added to concerns; Saudi Arabia and Iraq are producing a million barrels more per day than a year ago. This has contributed significantly to the oversupply, as U.S. crude oil imports have been above expectations in recent months. Meanwhile, the market has remained uneasy about U.S. storage capacity constraints and whether operable levels of inventory will be breached as the refinery maintenance season begins.

Our successes
Our strategy emphasizes long-term total-return opportunities from the various energy subsectors: international oils, foreign integrated oils and foreign producers, North American producers, oil services and equipment, transportation and distribution, and refining and marketing.

Security selection helped relative results, particularly our holdings in Galp Energia and Diamondback Energy. Our underweight exposure to benchmark constituent Kinder Morgan and avoidance of Williams Companies were also beneficial.

Shares of Galp, a Portuguese oil and natural gas integrated operator, rose meaningfully. The company is on track to double production by 2018 through its Brazilian pre-salt assets. Importantly, the growth is tied to floating production storage and offloading vessels (FPSOs) that are being constructed outside Brazil, away from that country’s political and macroeconomic pressures.

Diamondback, an oil and natural gas exploration and production company, has a deep inventory of horizontal drilling opportunities across multiple attractive sections of the Permian Basin in West Texas. Shares rose following the successful initial public offering of its subsidiary, Viper Energy Partners, the first royalty master limited partnership (MLP) that will focus on mineral acquisitions in U.S. oil shale plays. Despite the recent oil price volatility, Diamondback consistently beat company guidance while keeping capital spending flat. It continues to find new zones, make deals that will add to earnings, and realize low costs in the current price environment. Long-term, we believe Diamondback is competitively positioned to benefit from its operations in the Permian Basin, and we maintain our holdings.

Our shortfalls
Our most significant relative detractors included Southwestern Energy, Paramount Resources, and Energen.

10

Shares of Southwestern Energy and Paramount Resources fell alongside those of other natural-gas-levered exploration and production companies amid a decline in gas prices following a mild U.S. winter. Constructive natural gas supply-and-demand factors over the next few years should firm up the commodity and in turn support Southwestern, given its low-cost acreage in the Marcellus basin. We maintained positions in both stocks.

The stock of Energen, an oil and gas exploration and production company with primary operations in the Permian, San Juan, and Black Warrior Basins and in North Louisiana/East Texas, slid amid the falling oil prices. We continue to believe that Energen is well-positioned in the Permian, the lowest-cost U.S. oil basin, and therefore have maintained our position.

The fund’s positioning
Overall, we see increasing dispersion of asset quality in the producer subsegment. This dispersion is creating valuable opportunities among select North American oil and natural gas producers that were first movers within the shale formations. In addition to sentiment and valuation, which suggest some apathy, we are encouraged by positive industry developments, including resilient demand growth and significant capital destruction. We also see severe financial distress among many industry players, limiting their access to capital and their ability to invest and grow. These factors will ultimately help rebalance supply and demand.

We continue to focus on producers with a growing cost advantage and the ability to benefit from new technology, which will help them withstand short-term price pressure while benefiting from subsequent price recovery.

Vanguard Quantitative Equity Group

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Over the first half of the fiscal year, energy stocks returned about –5%, as measured by the MSCI All Country World Energy Index, slowing their losses from 2014 and early 2015. However, performance worsened over the second half, when the index returned about –16% and significantly underperformed the distressed global equity market. The sluggish broad U.S. equity market bested both developed and emerging international markets.

Global oil inventories and production continued to increase in the second half, driving the price of oil to a 12-year low in January. Lack of cooperation among oil-producing countries to curb production has fueled pessimism in the energy sector, as companies within these countries seek to maintain profits and market share. An unusually warm winter across much of the United States, coupled with a natural gas surplus, has similarly dampened performance, although prices may stabilize in the spring.

11

Overseas, international currencies continued to lose ground to the dollar, which has weighed on emerging markets, especially those with abundant dollar-denominated debt. In August, volatility in Chinese markets spread to global stocks as well as commodities; it recently returned amid poor economic data from the region.

Although it’s important to understand how overall portfolio performance is affected by such macroeconomic factors, our investment process focuses on specific stock fundamentals and portfolio characteristics. We use stock selection models that evaluate the companies within our investment universe to identify those with attractive characteristics that we believe will help them outperform over the long run.

To do this, we use a strict quantitative process that focuses on four key themes: 1) high quality—healthy balance sheets and consistent cash-flow generation; 2) effective use of capital—sound investment policies that favor internal over external funding; 3) strong market sentiment—market confirmation of our view; and 4) reasonable valuation—avoidance of overpriced stocks. The result of our models is our expected return for each stock. Using these results, we construct our portfolio with the goal of maximizing expected return and minimizing exposure to risks that our research indicates do not improve returns.

For the 12 months, the results from our combined model were positive. Our sentiment and quality models contributed most to relative performance, followed by our valuation model. The management decisions model was the least effective, but it did not detract.

Our most successful overweight holdings included Denmark’s Vestas Wind Systems (+68.0%) and Hong Kong’s Brightoil Petroleum (+19.3%). An important part of a quantitative process such as ours is the ability to underweight exposures that underperform the benchmark, such as U.S.-listed Apache (–30.5%) and Noble Energy (–31.0%).

Our results were dragged down by overweight positions in Norway’s Seadrill (–80.2%), U.S.-based Ensco (–64.0%), and Chesapeake Energy (–82.2%). In addition, our results were hurt by underweighting U.S.-based HollyFrontier (+31%) and India’s Reliance Industries (+4.3%).

We thank you for your investment and look forward to the new year.

12

Energy Fund

Fund Profile
As of January 31, 2016

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGENX	VGELX
Expense Ratio1	0.37%	0.31%
30-Day SEC Yield	2.61%	2.68%

Portfolio Characteristics
			DJ
		MSCI	U.S. Total
		ACWI	Market
	Fund	Energy	FA Index
Number of Stocks	149	148	3,932
Median Market Cap	$32.7B	$51.1B	$48.6B
Price/Earnings Ratio	25.5x	56.2x	20.5x
Price/Book Ratio	1.2x	1.2x	2.5x
Return on Equity	11.3%	13.7%	17.2%
Earnings Growth
Rate	-9.5%	-4.1%	9.5%
Dividend Yield	3.1%	4.4%	2.2%
Foreign Holdings	31.3%	45.6%	0.0%
Turnover Rate	23%	—	—
Short-Term Reserves	4.0%	—	—

Volatility Measures
		DJ
	MSCI	U.S. Total
	ACWI	Market
	Energy	FA Index
R-Squared	0.98	0.36
Beta	1.00	0.98
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	10.2%
Chevron Corp.	Integrated Oil & Gas	5.0
Pioneer Natural	Oil & Gas Exploration
Resources Co.	& Production	4.9
Royal Dutch Shell plc	Integrated Oil & Gas	4.5
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	4.1
EOG Resources Inc.	Oil & Gas Exploration
	& Production	3.8
Total SA	Integrated Oil & Gas	3.0
BP plc	Integrated Oil & Gas	2.5
BG Group plc	Integrated Oil & Gas	2.0
Occidental Petroleum
Corp.	Integrated Oil & Gas	2.0
Top Ten		42.0%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 28, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2016, the expense ratios were 0.37% for Investor Shares and 0.31% for Admiral Shares.

13

Energy Fund

Subindustry Diversification (% of equity exposure)
		MSCI
		ACWI
	Fund	Energy
Coal & Consumable Fuels	0.6%	0.8%
Industrials	0.8	0.0
Information Technology	0.4	0.0
Integrated Oil & Gas	40.1	54.5
Oil & Gas Drilling	1.5	0.6
Oil & Gas Equipment &
Services	7.9	9.2
Oil & Gas Exploration &
Production	34.6	17.6
Oil & Gas Refining &
Marketing	6.9	9.4
Oil & Gas Storage &
Transportation	4.5	7.9
Utilities	1.8	0.0
Other	0.9	0.0

Market Diversification (% of equity exposure)

Europe
United Kingdom	9.5%
France	3.2
Italy	2.2
Portugal	1.9
Other	0.2
Subtotal	17.0%
Pacific
Australia	1.1%
Other	1.0
Subtotal	2.1%
Emerging Markets
Russia	2.2%
India	2.1
China	1.1
Other	1.0
Subtotal	6.4%
North America
United States	67.3%
Canada	7.2
Subtotal	74.5%

14

Energy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2006, Through January 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Energy Fund Investor Shares	-19.53%	-5.83%	0.09%	$10,088
••••••••	Spliced Energy Index	-20.54	-6.83	-0.68	9,338
– – – –	Global Natural Resources Funds
	Average	-25.31	-10.55	-3.72	6,842
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	-2.55	10.36	6.48	18,728
For a benchmark description, see the Glossary.
Global Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Energy Fund Admiral Shares	-19.48%	-5.77%	0.15%	$50,770
Spliced Energy Index	-20.54	-6.83	-0.68	46,689
Dow Jones U.S. Total Stock Market Float
Adjusted Index	-2.55	10.36	6.48	93,641

See Financial Highlights for dividend and capital gains information.

15

Energy Fund

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	-21.50%	-4.31%	1.66%
Admiral Shares	11/12/2001	-21.44	-4.25	1.73

16

Energy Fund

Financial Statements

Statement of Net Assets
As of January 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.7%)[1]
United States (63.4%)
Electric Utilities (1.2%)
	OGE Energy Corp.	3,560,472	93,391

Energy Equipment & Services (8.3%)
	Schlumberger Ltd.	4,623,832	334,164
	Halliburton Co.	4,305,954	136,886
	Patterson-UTI
	Energy Inc.	5,999,863	86,278
	Baker Hughes Inc.	1,662,783	72,348
	Ensco plc Class A	2,348,924	22,973
*	SEACOR Holdings Inc.	373,003	17,162
^	Transocean Ltd.	197,599	2,059
*	Cameron
	International Corp.	25,600	1,681
^	Noble Corp. plc	213,100	1,660
	Core Laboratories NV	6,700	659
	National Oilwell Varco Inc.	8,176	266
			676,136
Oil, Gas & Consumable Fuels (53.2%)
	Coal & Consumable Fuels (0.4%)
^	CONSOL Energy Inc.	3,866,295	30,698

	Integrated Oil & Gas (17.2%)
	Exxon Mobil Corp.	10,611,818	826,130
	Chevron Corp.	4,694,217	405,909
	Occidental
	Petroleum Corp.	2,341,728	161,181

	Oil & Gas Exploration & Production (28.1%)
	Pioneer Natural
	Resources Co.	3,202,326	396,928
	EOG Resources Inc.	4,295,073	305,036
	Energen Corp.	3,860,946	136,176
*,^	Concho Resources Inc.	1,305,756	124,217
	EQT Corp.	1,999,566	123,453
	Cabot Oil & Gas Corp.	5,883,697	122,087

			Market
			Value•
		Shares	($000)
*,^	Antero Resources Corp.	4,391,297	119,312
*	Diamondback Energy Inc.	1,424,148	107,594
	Hess Corp.	2,256,895	95,918
	Anadarko
	Petroleum Corp.	2,364,958	92,446
	ConocoPhillips	2,263,557	88,460
	QEP Resources Inc.	6,508,160	83,435
	Noble Energy Inc.	2,452,079	79,374
*	Newfield Exploration Co.	2,151,200	62,535
*,^	Southwestern Energy Co.	6,008,957	53,420
^	Range Resources Corp.	1,507,808	44,571
*	Continental
	Resources Inc.	2,029,862	42,850
	Apache Corp.	938,200	39,911
	Cimarex Energy Co.	405,400	37,702
	Marathon Oil Corp.	3,869,298	37,648
	Devon Energy Corp.	1,013,625	28,280
*	Rice Energy Inc.	2,190,139	25,559
*	Whiting Petroleum Corp.	1,993,605	14,653
*	Cobalt International
	Energy Inc.	3,620,372	13,721
*,^	Laredo Petroleum Inc.	747,605	5,801
^	Chesapeake Energy Corp.	310,780	1,054

	Oil & Gas Refining & Marketing (4.8%)
	Phillips 66	1,899,260	152,226
	Valero Energy Corp.	1,931,863	131,115
	Marathon
	Petroleum Corp.	2,483,766	103,797
	Tesoro Corp.	30,900	2,696
	HollyFrontier Corp.	63,300	2,214

	Oil & Gas Storage & Transportation (2.7%)
	Spectra Energy Corp.	3,714,013	101,950
	Kinder Morgan Inc.	4,293,002	70,620
	Columbia Pipeline Group Inc.1,817,600		33,716
*	Cheniere Energy Inc.	512,400	15,398
	Williams Cos. Inc.	45,700	882
			4,320,673

17

Energy Fund

			Market
			Value•
		Shares	($000)
Other (0.6%)
^,2	Vanguard Energy ETF	578,000	46,269

Semiconductors & Semiconductor Equipment (0.0%)
*	First Solar Inc.	32,800	2,252

Trading Companies & Distributors (0.1%)
*	NOW Inc.	758,029	10,279
Total United States			5,149,000
International (31.3%)
Australia (1.0%)
	Oil Search Ltd.	10,935,572	51,390
	Santos Ltd.	13,266,014	30,424
	WorleyParsons Ltd.	555,123	1,362
	Woodside Petroleum Ltd.	19,551	394
			83,570
Austria (0.0%)
	OMV AG	78,864	2,030

Brazil (0.4%)
*,^	Petroleo Brasileiro
	SA ADR	8,386,839	29,102
*	Petroleo Brasileiro SA	337,732	590
			29,692
Canada (6.9%)
^	Canadian Natural
	Resources Ltd.
	(New York Shares)	5,377,933	114,335
	Suncor Energy Inc.
	(New York Shares)	4,613,719	108,653
	TransCanada Corp.
	(New York Shares)	1,845,399	63,777
	Cenovus Energy Inc.	4,688,230	57,618
	Pembina Pipeline Corp.	2,308,968	52,479
^	Crescent Point
	Energy Corp.	3,714,800	41,181
^	ARC Resources Ltd.	2,231,700	29,997
	Cameco Corp.	1,510,098	18,333
*,^	Seven Generations
	Energy Ltd. Class A	1,602,729	18,031
	Encana Corp.
	(New York Shares)	3,897,234	17,031
*,^	Paramount Resources Ltd.
	Class A	4,489,470	14,742
^	PrairieSky Royalty Ltd.	982,200	13,980
	Suncor Energy Inc.	137,434	3,255
	Enbridge Inc.	69,050	2,398
	TransCanada Corp.	48,896	1,698
	Canadian Natural
	Resources Ltd.	72,378	1,549
	Encana Corp.	76,500	336
			559,393

		Market
		Value•
	Shares	($000)
Chile (0.0%)
Empresas COPEC SA	99,893	869

China (1.0%)
PetroChina Co. Ltd. ADR	636,058	38,876
Beijing Enterprises
Holdings Ltd.	7,191,000	35,904
GCL-Poly Energy
Holdings Ltd.	12,492,000	1,611
Huaneng Renewables
Corp. Ltd.	7,152,000	1,555
China Longyuan Power
Group Corp. Ltd.	2,561,000	1,530
Xinjiang Goldwind Science
& Technology Co. Ltd.	1,073,600	1,405
CNOOC Ltd.	631,717	644
China Petroleum
& Chemical Corp.	913,600	516
Kunlun Energy Co. Ltd.	536,000	405
PetroChina Co. Ltd.	472,000	292
		82,738
Colombia (0.4%)
^ Ecopetrol SA ADR	5,259,873	33,874

Denmark (0.0%)
Vestas Wind Systems A/S	53,908	3,527

Finland (0.0%)
Neste Oyj	63,256	1,982

France (3.1%)
^ TOTAL SA ADR	5,230,740	231,826
TOTAL SA	318,357	14,142
Technip SA	38,677	1,802
		247,770
Hong Kong (0.0%)
Brightoil Petroleum
Holdings Ltd.	1,271,000	376

Hungary (0.0%)
MOL Hungarian
Oil & Gas plc	37,739	1,835

India (2.0%)
Reliance Industries Ltd.	7,762,948	119,068
Power Grid Corp.
of India Ltd.	17,714,889	38,734
Indian Oil Corp. Ltd.	309,073	1,839
Bharat Petroleum
Corp. Ltd.	134,122	1,768
Hindustan Petroleum
Corp. Ltd.	128,037	1,545
		162,954

18

Energy Fund

			Market
			Value•
		Shares	($000)
Israel (0.0%)
*	Oil Refineries Ltd.	568,198	235

Italy (2.1%)
^	Eni SPA ADR	4,380,670	126,820
	Tenaris SA ADR	1,822,700	37,985
	Eni SPA	235,939	3,424
			168,229
Japan (0.8%)
	Inpex Corp.	6,896,600	61,403
	JX Holdings Inc.	697,100	2,662
	TonenGeneral Sekiyu KK	208,000	1,696
	Idemitsu Kosan Co. Ltd.	101,100	1,516
*	Cosmo Energy
	Holdings Co. Ltd.	39,400	435
			67,712
Malaysia (0.0%)
	Petronas Dagangan Bhd.	32,100	198

Norway (0.2%)
*,^	DNO ASA	18,136,636	12,151
^	Statoil ASA	236,253	3,233
*	Subsea 7 SA	297,722	1,783
*,^	Seadrill Ltd.	774,983	1,671
			18,838
Poland (0.1%)
	Polski Koncern Naftowy
	ORLEN SA	136,403	2,092
	Polskie Gornictwo Naftowe
	i Gazownictwo SA	1,426,134	1,820
*	Grupa Lotos SA	71,842	452
			4,364
Portugal (1.8%)
	Galp Energia SGPS SA	12,211,144	144,882

Russia (2.1%)
	Rosneft OAO GDR	25,771,349	92,604
	Lukoil PJSC ADR	2,137,862	71,982
	Gazprom PAO ADR	978,160	3,534
*	Tatneft PAO ADR	88,179	2,407
	AK Transneft OAO
	Preference Shares	755	1,897
	Gazprom PAO	413,104	750
	Lukoil PJSC	16,448	562
	Bashneft PAO	8,450	226
	Rosneft OAO	60,170	218
			174,180

			Market
			Value•
		Shares	($000)
	South Korea (0.1%)
	SK Innovation Co. Ltd.	21,577	2,385
	S-Oil Corp.	27,886	1,836
			4,221
	Taiwan (0.0%)
	Formosa Petrochemical
	Corp.	819,000	2,027

	Thailand (0.1%)
	PTT PCL (Foreign)	262,000	1,753
*	Thai Oil PCL	808,300	1,467
	PTT Exploration
	& Production PCL
	(Foreign)	705,700	1,144
*	PTT Exploration and
	Production PCL (Local)	566,600	919
*	PTT PCL	95,700	640
*	PTT Global Chemical PCL	400,900	611
	Thai Oil PCL (Foreign)	111,600	203
			6,737
	United Kingdom (9.2%)
	Royal Dutch
	Shell plc ADR	7,945,956	349,066
	BP plc ADR	5,919,961	191,629
	BG Group plc	10,714,249	162,138
	BP plc	2,550,328	13,773
	Royal Dutch Shell plc
	Class B	347,884	7,580
	Royal Dutch Shell plc
	Class A	331,089	7,233
	Royal Dutch Shell plc
	Class A (Amsterdam
	Shares)	247,382	5,409
	John Wood Group plc	228,943	2,116
	Petrofac Ltd.	177,109	2,018
*	Tullow Oil plc	740,402	1,835
			742,797
	Total International		2,545,030
	Total Common Stocks
	(Cost $7,159,470)		7,694,030
Temporary Cash Investments (9.7%)[1]
	Money Market Fund (5.8%)
3,[4]	Vanguard Market
	Liquidity Fund,
	0.441%	467,777,384	467,777

19

Energy Fund

		Face	Market
		Amount	Value•
		($000)	($000)
Repurchase Agreements (3.2%)
	RBS Securities, Inc. 0.330%,
	2/1/16 (Dated 1/29/16,
	Repurchase Value
	$179,300,000 collateralized
	by U.S. Treasury Note/Bond
	0.500%–3.750%,
	11/30/16–2/15/44,
	with a value of
	$182,888,000)	179,300	179,300
	Societe Generale 0.360%,
	2/1/16 (Dated 1/29/16,
	Repurchase Value
	$80,102,000 collateralized
	by U.S. Treasury Note/Bond
	1.500%–7.625%,
	8/31/18–5/15/39,
	with a value of
	$81,702,000)	80,100	80,100
			259,400
U.S. Government and Agency Obligations (0.7%)
5	Federal Home Loan
	Bank Discount Notes,
	0.300%, 3/9/16	50,000	49,984
5	Federal Home Loan
	Bank Discount Notes,
	0.245%, 4/20/16	2,000	1,999
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.290%, 4/29/16	5,000	4,996
6,[7]	Freddie Mac Discount
	Notes, 0.220%, 4/15/16	1,700	1,699
			58,678
Total Temporary Cash Investments
(Cost $785,857)			785,855
Total Investments (104.4%)
(Cost $7,945,327)			8,479,885

Amount
($000)
Other Assets and Liabilities (-4.4%)
Other Assets
Investment in Vanguard	713
Receivables for Investment
Securities Sold	35,051
Receivables for Accrued Income	5,172
Receivables for Capital Shares Issued	11,157
Other Assets	3,832
Total Other Assets	55,925
Liabilities
Payables for Investment
Securities Purchased	(25,578)
Payables to Investment Advisor	(3,587)
Collateral for Securities on Loan	(357,017)
Payables for Capital Shares Redeemed	(6,205)
Payables to Vanguard	(22,245)
Other Liabilities	(5)
Total Liabilities	(414,637)
Net Assets (100%)	8,121,173

Energy Fund

At January 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	8,173,627
Overdistributed Net Investment Income	(21,516)
Accumulated Net Realized Losses	(564,628)
Unrealized Appreciation (Depreciation)
Investment Securities	534,558
Futures Contracts	(795)
Foreign Currencies	(73)
Net Assets	8,121,173

Investor Shares—Net Assets
Applicable to 66,611,845 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,693,126
Net Asset Value Per Share—
Investor Shares	$40.43

Admiral Shares—Net Assets
Applicable to 71,561,277 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,428,047
Net Asset Value Per Share—
Admiral Shares	$75.85

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $338,933,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.3% and 8.1%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $357,017,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $5,995,000 have been segregated as initial margin for open futures contracts.
7 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

21

Energy Fund

Statement of Operations

Year Ended
January 31, 2016
($000)
Investment Income
Income
Dividends[1,2]	236,039
Interest[2]	598
Securities Lending	11,709
Total Income	248,346
Expenses
Investment Advisory Fees—Note B
Basic Fee	14,578
Performance Adjustment	3,071
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,706
Management and Administrative—Admiral Shares	6,435
Marketing and Distribution—Investor Shares	677
Marketing and Distribution—Admiral Shares	711
Custodian Fees	1,383
Auditing Fees	40
Shareholders’ Reports—Investor Shares	94
Shareholders’ Reports—Admiral Shares	38
Trustees’ Fees and Expenses	16
Total Expenses	31,749
Expenses Paid Indirectly	(162)
Net Expenses	31,587
Net Investment Income	216,759
Realized Net Gain (Loss)
Investment Securities Sold[2]	(524,404)
Futures Contracts	14,582
Foreign Currencies	(700)
Realized Net Gain (Loss)	(510,522)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,690,024)
Futures Contracts	1,441
Foreign Currencies	54
Change in Unrealized Appreciation (Depreciation)	(1,688,529)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,982,292)
1 Dividends are net of foreign withholding taxes of $14,555,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,525,000, $251,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Energy Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	216,759	232,140
Realized Net Gain (Loss)	(510,522)	457,208
Change in Unrealized Appreciation (Depreciation)	(1,688,529)	(2,164,225)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,982,292)	(1,474,877)
Distributions
Net Investment Income
Investor Shares	(69,234)	(70,637)
Admiral Shares	(145,041)	(149,548)
Realized Capital Gain[1]
Investor Shares	—	(174,243)
Admiral Shares	—	(352,074)
Total Distributions	(214,275)	(746,502)
Capital Share Transactions
Investor Shares	74,549	(123,324)
Admiral Shares	340,406	569,662
Net Increase (Decrease) from Capital Share Transactions	414,955	446,338
Total Increase (Decrease)	(1,781,612)	(1,775,041)
Net Assets
Beginning of Period	9,902,785	11,677,826
End of Period[2]	8,121,173	9,902,785
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $64,227,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($21,516,000) and ($22,973,000).

See accompanying Notes, which are an integral part of the Financial Statements.

23

Energy Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$51.53	$63.85	$62.66	$62.60	$69.20
Investment Operations
Net Investment Income	1.096	1.276	1.291	1.336	1.072
Net Realized and Unrealized Gain (Loss)
on Investments	(11.118)	(9.436)	2.413	1.098	(3.949)
Total from Investment Operations	(10.022)	(8.160)	3.704	2.434	(2.877)
Distributions
Dividends from Net Investment Income	(1.078)	(1.206)	(1.277)	(1.340)	(1.102)
Distributions from Realized Capital Gains	—	(2.954)	(1.237)	(1.034)	(2.621)
Total Distributions	(1.078)	(4.160)	(2.514)	(2.374)	(3.723)
Net Asset Value, End of Period	$40.43	$51.53	$63.85	$62.66	$62.60

Total Return[1]	-19.53%	-13.16%	5.88%	4.07%	-3.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,693	$3,334	$4,138	$5,340	$5,945
Ratio of Total Expenses to
Average Net Assets[2]	0.37%	0.37%	0.38%	0.31%	0.34%
Ratio of Net Investment Income to
Average Net Assets	2.20%	1.84%	1.97%	2.15%	1.67%
Portfolio Turnover Rate	23%	31%	17%	18%	24%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.04%, (0.02%), and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Energy Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$96.69	$119.83	$117.63	$117.52	$129.93
Investment Operations
Net Investment Income	2.113	2.479	2.530	2.586	2.101
Net Realized and Unrealized Gain (Loss)
on Investments	(20.872)	(17.726)	4.491	2.060	(7.432)
Total from Investment Operations	(18.759)	(15.247)	7.021	4.646	(5.331)
Distributions
Dividends from Net Investment Income	(2.081)	(2.351)	(2.500)	(2.595)	(2.159)
Distributions from Realized Capital Gains	—	(5.542)	(2.321)	(1.941)	(4.920)
Total Distributions	(2.081)	(7.893)	(4.821)	(4.536)	(7.079)
Net Asset Value, End of Period	$75.85	$96.69	$119.83	$117.63	$117.52

Total Return[1]	-19.48%	-13.11%	5.94%	4.14%	-3.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,428	$6,569	$7,540	$6,778	$6,756
Ratio of Total Expenses to
Average Net Assets[2]	0.31%	0.31%	0.32%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.26%	1.90%	2.03%	2.20%	1.73%
Portfolio Turnover Rate	23%	31%	17%	18%	24%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.04%, (0.02%), and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Energy Fund

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered

26

Energy Fund

into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2016, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

27

Energy Fund

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2016, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance relative to the MSCI ACWI Energy Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $1,112,000 for the year ended January 31, 2016.

For the year ended January 31, 2016, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.15% of the fund’s average net assets, before an increase of $3,071,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2016, the fund had contributed to Vanguard capital in the amount of $713,000, representing 0.01% of the fund’s net assets and 0.29% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

28

Energy Fund

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended January 31, 2016, these arrangements reduced the fund’s expenses by $162,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	5,149,000	—	—
Common Stocks—International	1,598,571	946,459
Temporary Cash Investments	467,777	318,078	—
Futures Contracts—Assets[1]	3,041	—	—
Futures Contracts—Liabilities[1]	(5)	—	—
Total	7,218,384	1,264,537	—
1 Represents variation margin on the last day of the reporting period.

F. At January 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2016	1,291	124,588	(795)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

29

Energy Fund

During the year ended January 31, 2016, the fund realized net foreign currency losses of $700,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended January 31, 2016, the fund realized gains on the sale of passive foreign investment companies of $241,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income.

The fund realized gains on the sale of securities that were subject to capital gains tax in certain foreign countries. Capital gains taxes reduce realized gains for financial statement purposes but are treated as an expense for tax purposes. Accordingly, $30,000 of capital gains tax has been reclassified from accumulated net realized losses to overdistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income. Accordingly, the fund has reclassified $538,000 from overdistributed net investment income to paid-in capital.

For tax purposes, at January 31, 2016, the fund had no ordinary income available for distribution. The fund had available capital losses totaling $555,042,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2016, the cost of investment securities for tax purposes was $7,955,707,000. Net unrealized appreciation of investment securities for tax purposes was $524,178,000, consisting of unrealized gains of $2,016,406,000 on securities that had risen in value since their purchase and $1,492,228,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended January 31, 2016, the fund purchased $2,733,960,000 of investment securities and sold $2,152,272,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,000,377	20,740	965,086	15,490
Issued in Lieu of Cash Distributions	65,317	1,556	232,323	4,226
Redeemed	(991,145)	(20,374)	(1,320,733)	(19,842)
Net Increase (Decrease)—Investor Shares	74,549	1,922	(123,324)	(126)
Admiral Shares
Issued	1,661,392	18,288	1,676,293	13,605
Issued in Lieu of Cash Distributions	130,396	1,656	454,847	4,415
Redeemed	(1,451,382)	(16,322)	(1,561,478)	(13,001)
Net Increase (Decrease) —Admiral Shares	340,406	3,622	569,662	5,019

J. Management has determined that no material events or transactions occurred subsequent to January 31, 2016, that would require recognition or disclosure in these financial statements.

30

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Energy Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Energy Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 14, 2016

Special 2015 tax information (unaudited) for Vanguard Energy Fund

This information for the fiscal year ended January 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $183,550,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 52.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

31

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Energy Fund Investor Shares
Periods Ended January 31, 2016

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-19.53%	-5.83%	0.09%
Returns After Taxes on Distributions	-20.06	-6.81	-0.84
Returns After Taxes on Distributions and Sale of Fund Shares	-10.69	-4.05	0.42

32

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

33

Six Months Ended January 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	7/31/2015	1/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$860.16	$1.69
Admiral Shares	1,000.00	860.46	1.41
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.39	$1.84
Admiral Shares	1,000.00	1,023.69	1.53
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.36% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

34

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

35

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Energy Index: S&P 500 Index through November 30, 2000; S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College and	Chief Executive Officer and President, 1996–2008
Chairman of its Finance and Enrollment Committee;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
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Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
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Public Reference Section, Securities and Exchange
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© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q510 032016

Annual Report | January 31, 2016

Vanguard Precious Metals and Mining Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	26
About Your Fund’s Expenses.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2016
Total
Returns
Vanguard Precious Metals and Mining Fund	-34.07%
S&P Global Custom Metals and Mining Index	-40.05
Precious Metals Equity Funds Average	-32.54
Precious Metals Equity Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
January 31, 2015, Through January 31, 2016

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Precious Metals and Mining Fund	$9.59	$6.22	$0.148	$0.000

1

Chairman’s Letter

Dear Shareholder,

Notable ups and downs are customary for precious metals and mining stocks, and the fiscal year ended January 31, 2016, was no exception. Over a 12-month period in which the broad U.S. market fell modestly, this narrow market segment suffered much sharper declines.

Vanguard Precious Metals and Mining Fund returned about –34%. The fund’s benchmark, the Standard & Poor’s Global Custom Metals and Mining Index, returned about –40%, and the average return of its peers was about –33%.

If you hold the fund in a taxable account, you may wish to review the information on after-tax performance provided later in this report.

Stocks changed direction as global concerns grew
The broad U.S. stock market returned –2.48% for the 12 months. Stocks deteriorated after recording a solid result for the first half of the period. Investors grew more concerned that China’s slower economic growth would spread globally. Oil and commodity prices continued to fall, a trend that hurts producers but favors consumers.

In December, the Federal Reserve ended months of uncertainty when it raised its target for short-term interest rates to 0.25%–0.5%. Meanwhile, central banks

2

in Europe and Asia added to their stimulus measures to combat weak growth and low inflation.

International stocks, which returned about –11%, were hindered by the U.S. dollar’s strength against many foreign currencies. Although emerging markets suffered the most, stocks from the developed markets of the Pacific region and Europe also posted negative results.

At the end of the period, bonds’ results were flat
Although bonds surged during the final month, the broad U.S. taxable bond market returned –0.16% for the fiscal year. The yield of the 10-year Treasury note ended January at 1.98%, up from 1.75% a year earlier. (Bond prices and yields move in opposite directions.)

Bonds languished earlier in the period, when stocks were on firmer ground and many thought that the interest rate hike would come sooner rather than later. Market turmoil in January seemed to remind investors of bonds’ appeal as both a diversifier and ballast for a portfolio.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.78%, hurt by the U.S. dollar’s strength. Without this currency effect, returns were modestly positive.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-1.82%	10.94%	10.68%
Russell 2000 Index (Small-caps)	-9.92	6.11	7.25
Russell 3000 Index (Broad U.S. market)	-2.48	10.55	10.40
FTSE All-World ex US Index (International)	-11.28	-1.67	-0.14

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-0.16%	2.15%	3.51%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.71	3.42	5.75
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.02	0.04

CPI
Consumer Price Index	1.37%	0.95%	1.47%

3

Money market funds and savings accounts generated scant returns as the Fed kept its target for short-term interest rates at 0%–0.25% until December.

Metals and mining stocks faced multiple challenges
Vanguard Precious Metals and Mining Fund invests in companies that focus on mining or exploring for precious or rare metals and minerals. Because the fund is much more volatile than the overall market, it should play a small supporting role in an otherwise diversified portfolio for investors who can accept its inevitable highs and lows.

A variety of factors plagued the industry during the fiscal year. Global commodity consumption slowed, especially in China, leading to an oversupply and falling metal prices. The strong U.S. dollar, lower inflation expectations, and rising long-term interest rates also weighed on commodity prices, including those for metals and minerals.

M&G Investment Management, the London-based firm that has managed your fund since its inception in 1984, follows an investment strategy that is not benchmark-sensitive and also differs from many of its peers. The fund maintains a cash allocation and invests in areas of the materials sector beyond precious metals (mainly chemical companies). The fund was helped by its cash allocation, while its holdings outside the metals and mining sphere had little effect on its returns for the 12 months.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Precious Metals and Mining Fund	0.29%	1.45%
The fund expense ratio shown is from the prospectus dated May 28, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2016, the fund’s expense ratio was 0.35%. The change from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Precious Metals Equity Funds.

4

The fund has traditionally had a smaller allocation to gold mining stocks than many of its peers. Since 2014, however, M&G has increased its exposure to these stocks.

The price of gold slipped about 13% over the period. Prices were down even more sharply for other precious metals such as platinum (–30%) and silver (–17%), and for base metals such as nickel (–43%), zinc (–23%), aluminum (–18%), and copper (–18%).

Metals and mining stocks were down sharply. But the fund’s holdings in this category didn’t fare as poorly as their counterparts in the benchmark. Outside the precious metals and mining spectrum, the fund benefited from having less exposure than the benchmark to diversified metals and coal mining companies. Its holdings in these areas also declined less than their benchmark counterparts.

It’s been a difficult decade for the fund and its niche
The past decade has been a rough one for precious metals and mining stocks in general and the Precious Metals and Mining Fund in particular. For the ten years ended January 31, 2016, the fund posted an average annual return of –7.64%, compared with –5.28% for its benchmark index and –5.73% for its peer group.

Funds that focus on market niches are prone to drastic fluctuation swings. For the first five years of the decade, your fund’s

Total Returns
Ten Years Ended January 31, 2016
Average
Annual Return
Precious Metals and Mining Fund	-7.64%
S&P Global Custom Metals and Mining Index	-5.28
Precious Metals Equity Funds Average	-5.73
Precious Metals Equity Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

average annual return was more than 8% For the second five years, it shrank to about –21%—partly because of the poor climate for precious metals and mining stocks and partly because of subpar holdings.

We continue to believe that the advisor can produce competitive results over the long term, helped by a combination of its experience and skill and the fund’s low fees.

To reach your long-term goals, be realistic and try to save more
Although there have been times when it felt as if stocks and bonds were riding a roller coaster, the markets have generally risen in recent years. The broad global stock market in particular has posted some impressive gains since its turnaround began in 2009.

But 2015—and especially the start of 2016—were stark reminders that investments can disappoint. The U.S. stock and

Vanguard’s outlook for investors: Not bearish, but cautious

In Vanguard’s recently published global economic and investment outlook, Global Chief Economist Joseph Davis and his team discuss various market and economic events 2016 may bring, along with challenges and opportunities for investors.

Our forecast includes “frustratingly fragile” economic growth and more modest long-term returns from the global stock and bond markets. The report cautions that for the decade ending 2025, returns for a balanced portfolio are likely to be moderately below historical averages.

Our simulations indicate that the average annualized returns of a 60% equity/40% bond portfolio for the decade are most likely to be centered in the 3%–5% range after inflation, below the actual average after-inflation return of 5.5% for the same portfolio since 1926.

Even so, Vanguard’s steadfast belief in its principles for investing success—focusing on clear goals, a suitable asset allocation, low costs, and long-term discipline—remains unchanged.

For more information about our expectations and the probability of various outcomes, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model® (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from VCMM, derived from 10,000 simulations for U.S. equity returns and fixed income returns. Simulations as of September 30, 2015. Results from the model may vary with each use and over time. For more information, please see page 7.

6

bond markets were barely positive in 2015, and international stocks and unhedged bonds finished in the red. In January 2016, many stock markets fell into or near bear-market territory. (A decline of 20% or more lasting at least two months generally qualifies as a bear market.)

In Vanguard’s recently updated long-term look at the economy and markets, our global economists explain why they expect growth to remain “frustratingly fragile” and why their market outlook is the most guarded since 2006. (For more details, see the box on page 6 and Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Given these muted expectations, what’s the best course of action? I’ve often encouraged shareholders to focus on the things they can control. That advice holds true today.

Consider saving more than you think you may need. That’s one way you can prepare for the volatility that may lie ahead, particularly as markets adjust to changes in policies from the Fed and other central banks.

Investors would be well-served to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.

The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.

The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard’s primary investment research and advice teams. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the VCMM is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data from as early as 1960. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

7

Each of these principles—along with saving more—is within your control, and focusing on them can keep you on the right path.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 12, 2016

8

Advisor’s Report

Vanguard Precious Metals and Mining Fund returned –34.07% for the fiscal year ended January 31, 2016. The return surpassed that of the fund’s customized benchmark index (–40.05%) but slightly trailed the average return of peer funds (–32.54%).

The markets
Investors’ concerns about the strength of the Chinese economy, the timing of the expected rise in U.S. interest rates, and falling oil and commodity prices weighed on equity markets over the 12 months. Oil and commodity prices stabilized to a certain extent early in 2015 but then declined sharply, along with share prices, after fears of a slowdown in the Chinese economy intensified. The price of Brent crude (a benchmark price for oil purchases worldwide) fell below $30 per barrel in January 2016.

In December, the Federal Reserve finally increased interest rates. Investors initially took this as a sign of confidence in the economy. However, some softening of economic data had already started to raise investors’ concerns of a slowdown across the globe, particularly in Europe, which prompted the European Central Bank to consider further stimulus measures.

Unsurprisingly, given the uncertain economic backdrop, shares in commodities and miners suffered steep losses. These losses were moderated only somewhat by a brief relief rally in January.

The fund’s performance
In another challenging year for commodities and miners, we were pleased to see the fund perform well relative to the index. The last two years have been difficult for the sector, and this is reflected in the absolute performance of both the fund and its customized benchmark.

The portfolio is now skewed to precious metals, which have performed slightly better than base and diversified metals; about three-quarters of fund assets are invested in the sector. Given the prominence of such companies in the fund, it is of little surprise that many of our best and worst relative holdings are precious metals companies and gold miners. Agnico-Eagle Mines, Randgold Resources, Franco-Nevada, and Acacia Mining were among the fund’s top-ten relative performers. They were helped immeasurably by the 5.3% rise in the price of gold in January. Of these companies, Agnico-Eagle contributed most; the share price rallied strongly at the end of the fiscal year. We have since trimmed the position and reinvested the cash in other opportunities, such as Barrick Gold, another positive performer during the January rally.

The weaker performers among our gold holdings included B2Gold, Goldcorp, Yamana Gold, Eldorado Gold, New Gold, and Royal Gold. Before the gold price rallied, these stocks were held back by production issues, too much leverage,

9

and downgraded guidance. B2Gold, the fund’s worst relative performer, embarked upon building a project during a period of prescriptive declines in gold prices, and investors were pricing some form of equity deal into the stock. With prices now rising, this may be a moot point, and we feel the company is well-positioned. Holdings such as Yamana had similar issues, with too much leverage on the balance sheet during a period of declining prices.

Also among the fund’s top contributors was Canadian copper miner Nevsun Resources, which fell by around 18% but outperformed the index by more than 20%. The stock was the fund’s largest overweight during the period and managed to temper losses with better results later in the period, amid indications that an expansion in zinc production at its Bisha mine was on target.

Relative performance was also enhanced by avoiding certain stocks, notably United Kingdom miner Glencore, which fell by 64%, and Canadian metals and mining business First Quantum Minerals, which declined 76%. Being underweight in BHP Billiton also added value.

One of our biggest disappointments was Anglo American Platinum, the U.K.-listed mining company. We initially bought the stock for its De Beers diamond exposure, and throughout the first half of the period it enjoyed a run of positive performance. However, pricing in the diamond market became increasingly volatile. And we believe management could have been more proactive, given the weak commodity prices.

Portfolio positioning and outlook
During the past 12 months, we have continued to skew the portfolio toward precious metals, outperforming the composite index in the process. We will continue to source strong companies at the most attractive valuations as we further reduce our cash balance.

We believe that gold miners are currently the most attractive area of the metals and mining space. Diversified metals companies are going through a painful restructuring process, and they are lagging the gold miners by about 2½ years in the commodities cycle. We expect that 2016 will be a strong year for gold prices for two distinct reasons.

First, the low interest rate environment and generally low level of inflation worldwide has facilitated a global yield carry trade, whereby investors have benefited from borrowing in various currencies at low rates and investing the money into U.S. health care and technology companies. In addition, companies have issued relatively cheap debt, using the proceeds to both buy back shares and make dividend payments to shareholders. At 25 basis points, the Fed’s recent increase in interest

10

rates is small, but it is high enough to change investors’ behavior. Fears that this increase might escalate into a “tail risk” event—which might in turn give rise to a new credit crisis––could cause investors to seek the relative safety of gold.

Second, gold fundamentals appear more positive. In recent years, and after accounting for demand from China and India, there has been a surplus of gold, as ETFs (exchange-traded funds) have been sellers. However, ETFs are now buying precious metals, indicating that demand may outstrip supply.

Mining is a cyclical industry, and gold is now trading at a price where many producers can start to increase production and generate free cash flow once again. At the end of January 2016, gold was trading at almost $1,200 a troy ounce; it was as low as $1,050 the previous month. And precious metals companies are emerging from a painful period of cost cutting and balance sheet restructuring––efforts that base and diversified metals companies are only now beginning to consider.

Recent years have been challenging, but we remain confident in our investment philosophy and process. We will maintain our long-term approach of identifying high-caliber management teams extracting the greatest value from best-in-class assets, positioned at the lower end of the cost curve.

Critically, we are focusing the fund on the more favorable precious metals commodities, particularly gold, which we consider the ideal investment at this point in the cycle. This approach should drive returns in the months to come. Companies are in a strong position to benefit from rising prices, macroeconomic tail risks make gold an attractive insurance play, and the current supply/demand dynamic should allow for strong free cash flows.

Jamie J. Horvat
Portfolio Manager

M&G Investment Management Limited

February 19, 2016

11

Precious Metals and Mining Fund

Fund Profile
As of January 31, 2016

Portfolio Characteristics
		S&P	DJ
		Global	U.S.
		Custom	Total
		Metals and	Market
		Mining	FA
	Fund	Index	Index
Number of Stocks	67	229	3,932
Median Market Cap	$1.7B	$6.6B	$48.6B
Price/Earnings Ratio	-139.3x	235.4x	20.5x
Price/Book Ratio	1.0x	0.9x	2.5x
Return on Equity	5.6%	7.1%	17.2%
Earnings Growth
Rate	1.4%	-8.3%	9.5%
Dividend Yield	2.4%	3.4%	2.2%
Foreign Holdings	90.8%	88.7%	0.0%
Turnover Rate	8%	—	—
Ticker Symbol	VGPMX	—	—
Expense Ratio[1]	0.29%	—	—
Short-Term
Reserves	3.7%	—	—

Subindustry Diversification (% of equity
exposure)
		S&P
		Global
		Custom
		Metals and
		Mining
	Fund	Index
Aluminum	0.0%	5.1%
Diversified Metals & Mining	20.0	40.0
Fertilizers & Agricultural
Chemicals	1.6	0.0
Gold	53.4	43.8
Precious Metals & Minerals	16.4	7.2
Silver	5.2	3.9
Specialty Chemicals	3.4	0.0

Volatility Measures
	S&P
	Global
	Custom	DJ
	Metals and	U.S. Total
	Mining	Market
	Index	FA Index
R-Squared	0.88	0.04
Beta	0.86	0.41
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Randgold Resources Ltd.	Gold	7.2%
Nevsun Resources Ltd.	Diversified Metals &
	Mining	7.0
Agnico Eagle Mines Ltd.	Gold	6.4
Dominion Diamond	Precious Metals &
Corp.	Minerals	5.9
BHP Billiton	Diversified Metals &
	Mining	5.4
Goldcorp Inc.	Gold	4.9
Acacia Mining plc	Gold	4.1
Franco-Nevada Corp.	Gold	3.7
Newmont Mining Corp.	Gold	3.1
SEMAFO Inc.	Gold	2.7
Top Ten		50.4%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated May 28, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2016, the expense ratio was 0.35%.

12

Precious Metals and Mining Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2006, Through January 31, 2016
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended January 31, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Precious Metals and Mining Fund*	-34.07%	-21.43%	-7.64%	$4,516
	S&P Global Custom Metals and
•••••••	Mining Index	-40.05	-21.29	-5.28	5,812
– – –	Precious Metals Equity Funds
	Average	-32.54	-21.50	-5.73	5,546
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	-2.55	10.36	6.48	18,728
Precious Metals Equity Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

13

Precious Metals and Mining Fund

Fiscal-Year Total Returns (%): January 31, 2006, Through January 31, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Precious Metals and Mining Fund	5/23/1984	-29.42%	-22.68%	-5.99%

Precious Metals and Mining Fund

Financial Statements

Statement of Net Assets
As of January 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.7%)
Diversified Metals & Mining (19.3%)
1	Nevsun Resources Ltd.	37,839,800	102,912
	BHP Billiton plc	5,210,000	50,590
	Boliden AB	2,580,000	35,895
*	Lundin Mining Corp.	12,932,010	32,032
	BHP Billiton Ltd.	2,644,661	29,044
	Antofagasta plc	3,358,480	18,328
^	Anglo American plc
	London Shares	1,669,668	6,660
*	True Gold Mining Inc.	14,319,500	2,913
*,1	Aguia Resources Ltd.	23,529,412	1,818
*	Balmoral Resources Ltd.	4,900,000	1,329
*,^	Trevali Mining Corp.	4,050,000	1,012
*,2	Balmoral Resources
	Ltd. PP	652,174	159
			282,692
Fertilizers & Agricultural Chemicals (1.5%)
	Potash Corp. of
	Saskatchewan Inc.	1,356,629	22,118

Gold (51.7%)
	Randgold Resources
	Ltd. ADR	1,501,125	106,160
	Goldcorp Inc.
	(New York Shares)	6,157,611	69,827
	Agnico Eagle Mines Ltd.
	(New York Shares)	2,353,595	69,290
	Acacia Mining plc	20,100,627	59,389
	Franco-Nevada Corp.	1,241,602	54,767
	Newmont Mining Corp.	2,269,816	45,305
*,1	SEMAFO Inc.	15,939,998	39,824
*,^	B2Gold Corp.	37,190,786	27,755

			Market
			Value•
		Shares	($000)
	Agnico Eagle Mines Ltd.	814,545	24,142
	Eldorado Gold Corp.
	(New York Shares)	10,364,400	23,216
	Yamana Gold Inc.
	(New York Shares)	13,539,126	23,016
	Royal Gold Inc.	723,226	21,545
	Barrick Gold Corp.	1,957,560	19,399
*,^	Primero Mining Corp.	7,230,000	18,012
*,^,1	Premier Gold Mines Ltd.	10,004,859	17,783
*,^	Lake Shore Gold Corp.	15,817,182	14,346
*,1	Roxgold Inc.	25,375,000	13,223
	Yamana Gold Inc.	7,291,086	12,543
	Alamos Gold Inc.
	(New York Shares)	3,736,962	12,108
	Osisko Gold
	Royalties Ltd.	1,171,245	11,906
*,^	Asanko Gold Inc.	8,262,366	11,855
	Alamos Gold Inc.	3,627,542	11,834
*,^	Torex Gold
	Resources Inc.	10,753,987	9,672
*	Alacer Gold Corp.	5,752,073	8,951
*,^	Pretium Resources Inc.	1,965,862	8,414
*	Guyana Goldfields Inc.	3,019,501	7,910
*	Kirkland Lake Gold Inc.	1,860,000	6,625
	Goldcorp Inc.	183,500	2,091
*,^	Continental Gold Inc.	1,700,000	1,881
	Eldorado Gold Corp.	710,600	1,613
*	B2Gold Corp.
	(Toronto Shares)	1,860,800	1,421
*	Saracen Mineral
	Holdings Ltd.	2,589,666	1,315
*,1	Apex Minerals NL	55,654,166	—
			757,138

15

Precious Metals and Mining Fund

			Market
			Value•
		Shares	($000)
Other (0.0%)
*	Dalradian Resources
	Warrants Exp.
	10/7/2017	22,812,500	—
*	Roxgold Warrants
	Exp. 04/02/2016	12,687,500	—
*	Kaminak Gold Corp
	Warrants Exp.
	10/29/2017	5,121,951	—
*,2	Rescue Radio Corp.	15,955	—

Precious Metals & Minerals (15.9%)
1	Dominion Diamond Corp.	8,093,473	86,371
	Tahoe Resources Inc.
	(New York Shares)	4,678,633	36,259
	Fresnillo plc	2,637,666	27,302
*	Stillwater Mining Co.	3,016,174	19,756
*,1	Kaminak Gold Corp.
	Class A	24,543,902	15,418
^	Lucara Diamond Corp.	8,331,525	13,679
*,^	Mountain Province
	Diamonds Inc.	3,997,539	12,270
*,1	Dalradian
	Resources Inc.	22,812,500	11,725
	Petra Diamonds Ltd.	5,437,777	6,886
	Tahoe Resources Inc.	369,083	2,867
			232,533
Silver (5.0%)
*,^,1Hochschild Mining plc		50,864,763	34,217
*	Fortuna Silver
	Mines Inc.	6,326,871	16,078
*,^	First Majestic
	Silver Corp.	4,513,000	13,494
*,^	MAG Silver Corp.	1,424,523	9,335
*	Endeavour Silver Corp.	520,000	646
			73,770
Specialty Chemicals (3.3%)
	Umicore SA	773,783	28,449
	Johnson Matthey plc	554,463	19,614
			48,063
Total Common Stocks
(Cost $2,451,667)			1,416,314
Precious Metals (0.1%)
*	Platinum Bullion
	(In Troy Ounces)	2,009	1,746
Total Precious Metals
(Cost $1,212)			1,746

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (5.0%)
Money Market Fund (5.0%)
3,[4] Vanguard Market Liquidity
Fund, 0.441%
(Cost $73,121)	73,121,000	73,121
Total Investments (101.8%)
(Cost $2,526,000)		1,491,181
Other Assets and Liabilities (-1.8%)
Other Assets		4,240
Liabilities [4]		(30,900)
		(26,660)
Net Assets (100%)
Applicable to 235,589,776 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,464,521
Net Asset Value Per Share		$6.22

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers [5]		1,094,769
Affiliated Vanguard Funds		73,121
Other Affiliated Issuers		323,291
Total Investments in Securities		1,491,181
Investment in Vanguard		130
Receivables for Accrued Income		2,115
Receivables for Capital Shares Issued		1,744
Other Assets		251
Total Assets		1,495,421
Liabilities
Collateral for Securities on Loan		(21,949)
Payables to Investment Advisor		(754)
Payables for Capital Shares Redeemed		(1,471)
Payables to Vanguard		(6,463)
Other Liabilities		(263)
Total Liabilities		(30,900)
Net Assets		1,464,521

16

Precious Metals and Mining Fund

At January 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	4,236,250
Overdistributed Net Investment Income	(129,612)
Accumulated Net Realized Losses	(1,607,264)
Unrealized Appreciation (Depreciation)
Investment Securities [5]	(1,034,819)
Foreign Currencies	(34)
Net Assets	1,464,521

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $18,320,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Restricted securities totaling $159,000, representing 0.0% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $21,949,000 of collateral received for securities on loan.
5 Includes precious metals.
ADR—American Depositary Receipt.
PP—Private Placement.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Precious Metals and Mining Fund

Statement of Operations

Year Ended
January 31, 2016
($000)
Investment Income
Income
Dividends[1]	45,887
Interest	206
Securities Lending	752
Total Income	46,845
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,768
Performance Adjustment	(444)
The Vanguard Group—Note C
Management and Administrative	3,523
Marketing and Distribution	429
Custodian Fees	66
Auditing Fees	35
Shareholders’ Reports	63
Trustees’ Fees and Expenses	4
Total Expenses	6,444
Net Investment Income	40,401
Realized Net Gain (Loss)
Investment Securities Sold[2]	(134,239)
Foreign Currencies	(196)
Realized Net Gain (Loss)	(134,435)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(654,338)
Foreign Currencies	(991)
Change in Unrealized Appreciation (Depreciation)	(655,329)
Net Increase (Decrease) in Net Assets Resulting from Operations	(749,363)
1 Dividends are net of foreign withholding taxes of $2,272,000.
2 Includes precious metals.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Precious Metals and Mining Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	40,401	31,582
Realized Net Gain (Loss)	(134,435)	(688,622)
Change in Unrealized Appreciation (Depreciation)	(655,329)	482,587
Net Increase (Decrease) in Net Assets Resulting from Operations	(749,363)	(174,453)
Distributions
Net Investment Income	(32,309)	—
Realized Capital Gain	—	—
Total Distributions	(32,309)	—
Capital Share Transactions
Issued	631,267	661,167
Issued in Lieu of Cash Distributions	29,970	—
Redeemed	(501,592)	(702,662)
Net Increase (Decrease) from Capital Share Transactions	159,645	(41,495)
Total Increase (Decrease)	(622,027)	(215,948)
Net Assets
Beginning of Period	2,086,548	2,302,496
End of Period[1]	1,464,521	2,086,548
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($129,612,000) and ($137,508,000).

See accompanying Notes, which are an integral part of the Financial Statements.

19

Precious Metals and Mining Fund

Financial Highlights

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.59	$10.38	$15.46	$22.14	$24.15
Investment Operations
Net Investment Income	.175[1,2]	.130	.243[1]	.292	.334 [3]
Net Realized and Unrealized Gain (Loss)
on Investments [4]	(3.397)	(. 920)	(5.315)	(5.962)	(.760)
Total from Investment Operations	(3.222)	(.790)	(5.072)	(5.670)	(.426)
Distributions
Dividends from Net Investment Income	(.148)	—	(.007)	(.710)	(.123)
Distributions from Realized Capital Gains	—	—	—	(.300)	(1.461)
Return of Capital	—	—	(.001)	—	—
Total Distributions	(.148)	—	(.008)	(1.010)	(1.584)
Net Asset Value, End of Period	$6.22	$9.59	$10.38	$15.46	$22.14

Total Return[5]	-34.07%	-7.61%	-32.82%	-26.13%	-0.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,465	$2,087	$2,302	$3,112	$4,415
Ratio of Total Expenses to
Average Net Assets[6]	0.35%	0.29%	0.25%	0.26%	0.29%
Ratio of Net Investment Income to
Average Net Assets	2.22%[2]	1.33%	2.10%	1.62%	1.54%[3]
Portfolio Turnover Rate	8%	62%	34%	30%	22%
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.037 and 0.47%, respectively, resulting from a spin-off from BHP Billiton plc in May 2015.
3 Net investment income per share and the ratio of net investment income to average net assets include $.103 and 0.40%, respectively, resulting from a special dividend from OZ Minerals Ltd. in May 2011.
4 Includes increases from redemption fees of $.00, $.00, $.00, $.00, and $.01. Effective May 23, 2012, the redemption fee was eliminated.
5 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
6 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.08%), (0.09%), (0.07%), and (0.03%).

See accompanying Notes, which are an integral part of the Financial Statements.

20

Precious Metals and Mining Fund

Notes to Financial Statements

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the latest quoted bid prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy),

21

Precious Metals and Mining Fund

the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. M&G Investment Management Limited provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the S&P Global Custom Metals and Mining Index for the preceding three years. For the year ended January 31, 2016, the investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets before a decrease of $444,000 (0.02%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2016, the fund had contributed to Vanguard capital in the amount of $130,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

22

Precious Metals and Mining Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,096,649	319,665	—
Precious Metal	—	1,746	—
Temporary Cash Investments	73,121	—	—
Total	1,169,770	321,411	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2016, the fund realized net foreign currency losses of $196,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. Passive foreign investment companies held at January 31, 2016, had unrealized appreciation of $162,373,000, all of which has been distributed and is reflected in the balance of overdistributed net investment income.

For tax purposes, at January 31, 2016, the fund had $39,082,000 of ordinary income available for distribution. The fund had available capital losses totaling $1,607,297,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2016, the cost of investment securities for tax purposes was $2,688,373,000. Net unrealized depreciation of investment securities for tax purposes was $1,197,192,000, consisting entirely of losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2016, the fund purchased $407,737,000 of investment securities and sold $140,019,000 of investment securities, other than temporary cash investments.

23

Precious Metals and Mining Fund

G. Capital shares issued and redeemed were:

	Year Ended January 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	82,312	62,814
Issued in Lieu of Cash Distributions	3,349	—
Redeemed	(67,553)	(67,254)
Net Increase (Decrease) in Shares Outstanding	18,108	(4,440)

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Jan. 31,		Proceeds			Jan. 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Aguia Resources Ltd.	—	2,811	—	—	—	1,818
Apex Minerals NL	—	—	—	—	—	—
Dalradian Resources Inc.	—	13,856	—	—	—	11,725
Dominion Diamond Corp.	134,456	—	—	4,138	—	86,371
Hochschild Mining plc	50,458	9,977	—	—	—	34,217
Kaminak Gold Corp. Class A	NA1	14,024	—	—	—	15,418
Nevsun Resources Ltd.	130,729	—	—	5,146	—	102,912
Premier Gold Mines Ltd.	NA1	14,662	—	—	—	17,783
Roxgold Inc.	12,401	—	—	—	—	13,223
SEMAFO Inc.	NA1	14,981	—	—	—	39,824
Vanguard Market Liquidity Fund	226,429	NA [2]	NA [2]	206	—	73,121
Total	554,473			9,490	—	396,412
1 Not applicable—at January 31, 2015, the issuer was not an affiliated company of the fund.
2 Not applicable—purchases and sales are for temporary cash investment purposes

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2016, that would require recognition or disclosure in these financial statements.

24

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Precious Metals and Mining Fund:

In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Precious Metals and Mining Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 14, 2016

Special 2015 tax information (unaudited) for Vanguard Precious Metals and Mining Fund

This information for the fiscal year ended January 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $30,432,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $40,130,000 and foreign taxes paid of $2,279,000. Shareholders received more detailed information with their Form 1099-DIV in January 2016 to determine the calendar-year amounts to be included on their 2015 tax returns.

For corporate shareholders, 2.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Precious Metals and Mining Fund
Periods Ended January 31, 2016
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-34.07%	-21.43%	-7.64%
Returns After Taxes on Distributions	-34.29	-21.88	-8.75
Returns After Taxes on Distributions and Sale of Fund Shares	-18.88	-13.55	-3.79

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended January 31, 2016

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Precious Metals and Mining Fund	7/31/2015	1/31/2016	Period
Based on Actual Fund Return	$1,000.00	$860.30	$1.83
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.24	1.99
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

28

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

29

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College and	Chief Executive Officer and President, 1996–2008
Chairman of its Finance and Enrollment Committee;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q530 032016

Annual Report | January 31, 2016

Vanguard Health Care Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents

Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Fund Profile.	13
Performance Summary.	15
Financial Statements.	17
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2016
Total
Returns
Vanguard Health Care Fund
Investor Shares	0.49%
Admiral™ Shares	0.54
MSCI All Country World Health Care Index	-4.19
Global Health/Biotechnology Funds Average	-5.94
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2015, Through January 31, 2016
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Health Care Fund
Investor Shares	$216.14	$200.67	$2.611	$15.359
Admiral Shares	91.17	84.64	1.155	6.479

1

Chairman’s Letter

Dear Shareholder,

Health care stocks, battered by a sharp downturn in the period’s final month, declined along with the broad U.S. market over the fiscal year ended January 31, 2016. Despite the challenging environment, Vanguard Health Care Fund notched a slight advance, outpacing its comparative standards as well as the broad U.S. market.

Investor Shares of the fund returned 0.49%, far from the double-digit results of the four previous years. The fund’s benchmark, the MSCI All Country World Health Care Index, returned about –4%, and the average return of peers was about –6%.

Wellington Management Company llp, the fund’s advisor, manages the fund with a value-oriented approach and concentrates the fund toward the more stable and reliable large-capitalization companies. This conservative strategy worked in the fund’s favor for the year as the advisor’s pharmaceuticals holdings helped returns.

If you own shares of this fund in a taxable account, you may wish to review the fund’s after-tax returns later in this report.

Stocks changed direction as global concerns grew
The broad U.S. stock market returned –2.48% for the 12 months. Stocks deteriorated after recording a solid result for the first half of the period. Investors grew more concerned that China’s slower economic

2

growth would spread globally. Oil and commodity prices continued to fall, a trend that hurts producers but favors consumers.

In December, the Federal Reserve ended months of uncertainty when it raised its target for short-term interest rates to 0.25%–0.5%. Meanwhile, central banks in Europe and Asia have increased their stimulus measures to combat weak growth and low inflation.

International stocks, which returned about –11%, were hindered by the U.S. dollar’s strength against many foreign currencies. Although emerging markets suffered the most, stocks from the developed markets of the Pacific region and Europe also posted negative results.

At the end of the period, bonds’ results were flat
Although bonds surged during the final month, the broad U.S. taxable bond market returned –0.16% for the fiscal year. The yield of the 10-year Treasury note ended January at 1.98%, up from 1.75% a year earlier. (Bond prices and yields move in opposite directions.)

Bonds languished earlier in the period, when stocks were on firmer ground and many thought that the interest rate hike would come sooner rather than later. Market turmoil in January seemed to remind investors of bonds’ appeal as both a diversifier and ballast for a portfolio.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-1.82%	10.94%	10.68%
Russell 2000 Index (Small-caps)	-9.92	6.11	7.25
Russell 3000 Index (Broad U.S. market)	-2.48	10.55	10.40
FTSE All-World ex US Index (International)	-11.28	-1.67	-0.14

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-0.16%	2.15%	3.51%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.71	3.42	5.75
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.02	0.04

CPI
Consumer Price Index	1.37%	0.95%	1.47%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.78%, hurt by the U.S. dollar’s strength. Without this currency effect, returns were modestly positive.

Money market funds and savings accounts generated scant returns as the Fed kept its target for short-term interest rates at 0%–0.25% until December.

Pharmaceuticals outperformed, but biotechnology stocks slid
The health care sector has been a leader of the broad U.S. stock market’s rebound from the financial crisis. Long-term trends for greater health care consumption and product and service innovation continue to be favorable.

The aging population requires more health care, which is becoming more affordable and available worldwide. And the Affordable Care Act should ensure insurance coverage for more people in the United States, although some industry watchers have noted limits on the law’s impact.

Traditionally, health care is a relatively defensive sector and not prone to great cyclicality—people need treatment regardless of the economy’s condition. Of course, the sector also faces challenges, some of which were present during the fiscal year.

The possibility of increased government regulation can influence pharmaceutical and biotechnology stocks, which slipped at times as political candidates discussed

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Health Care Fund	0.34%	0.29%	1.32%
The fund expense ratios shown are from the prospectus dated May 28, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2016, the fund’s expense ratios were 0.36% for Investor Shares and 0.31% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Global Health/Biotechnology Funds.

4

the rising cost of drugs. High valuations, especially among biotechnology stocks, were another concern.

For the first 11 months of the fiscal year, and despite a late-summer decline, the Health Care Fund returned more than 10%. For the final month, however, it declined nearly –9%, and it finished the fiscal year with slim returns as the prospects for biotechnology stocks dimmed.

Although pharmaceutical and biotechnology companies both develop medicines, the value of biotechnology stocks is closely tied to future prospects, whereas pharmaceutical stocks depend more on current profits. Over the period, this meant that pharmaceuticals boosted the fund’s results, but biotechnology stocks hindered them.

The advisor’s selection of pharmaceutical stocks returned more than 3%, compared with a return of about –3% for their counterparts in the benchmark. Along with benefiting from the pharmaceuticals it held, the advisor avoided or had relatively small exposure to some of the companies that struggled over the period.

There were few opportunities for refuge in biotechnology. The fund’s biotechnology holdings returned about –14%, nearly the same as those in the benchmark. The advisor’s exposure to the beleaguered industry was slightly less than the benchmark’s, which helped relative performance.

Working more to the fund’s advantage were its stock holdings in medical equipment and supplies. Another lift came from the

Total Returns
Ten Years Ended January 31, 2016
Average
Annual Return
Health Care Fund Investor Shares	11.06%
Spliced Health Care Index	8.35
Global Health/Biotechnology Funds Average	8.96
For a benchmark description, see the Glossary.
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

fund’s larger exposure to managed care companies, where stock selection was a bright spot.

The Advisor’s Report that follows this letter provides additional details about the management and performance of your fund during the year.

Wellington deserves credit for a rewarding ten years
Although the health care sector has been relatively strong over the years and Vanguard Health Care Fund has been well-managed, investing in any sector fund comes with significant risk. Health care stocks can be prone to bouts of turbulence at times. And their direction is often tied to regulatory approval, U.S. health care reform, changes in the business climate, and broader market trends.

The advisor has capably directed the fund through good and bad times over the past decade. The fund’s average annual return of about 11% handily surpassed the benchmark index’s return of about 8% and the average peer return of about 9%. Credit goes to the highly talented Wellington team and lead portfolio manager Jean M. Hynes.

Vanguard’s outlook for investors: Not bearish, but cautious

In Vanguard’s recently published global economic and investment outlook, Global Chief Economist Joseph Davis and his team discuss various market and economic events 2016 may bring, along with challenges and opportunities for investors.

Our forecast includes “frustratingly fragile” economic growth and more modest long-term returns from the global stock and bond markets. The report cautions that for the decade ending 2025, returns for a balanced portfolio are likely to be moderately below historical averages.

Our simulations indicate that the average annualized returns of a 60% equity/40% bond portfolio for the decade are most likely to be centered in the 3%–5% range after inflation, below the actual average after-inflation return of 5.5% for the same portfolio since 1926.

Even so, Vanguard’s steadfast belief in its principles for investing success—focusing on clear goals, a suitable asset allocation, low costs, and long-term discipline—remains unchanged.

For more information about our expectations and the probability of various outcomes, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model® (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from VCMM, derived from 10,000 simulations for U.S. equity returns and fixed income returns. Simulations as of September 30, 2015. Results from the model may vary with each use and over time. For more information, please see page 7.

6

Long-term shareholders have benefited from the advisor’s expertise as well as the fund’s low costs.

To reach your long-term goals, be realistic and try to save more
Although there have been times when it felt as if stocks and bonds were riding a roller coaster, the markets have generally risen in recent years. The broad global stock market in particular has posted some impressive gains since its turnaround began in 2009.

But 2015—and especially the start of 2016—were stark reminders that investments can disappoint. The U.S. stock and bond markets were barely positive in 2015, and international stocks and unhedged bonds finished in the red. In January 2016, many stock markets fell into or near bear-market territory. (A decline of 20% or more lasting at least two months generally qualifies as a bear market.)

In Vanguard’s recently updated long-term look at the economy and markets, our global economists explain why they expect growth to remain “frustratingly fragile” and why their market outlook is the most guarded since 2006. (For more details, see the box on page 6 and Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Given these muted expectations, what’s the best course of action? I’ve often encouraged shareholders to focus on the things they can control. That advice holds true today.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.

The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.

The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard’s primary investment research and advice teams. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the VCMM is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data from as early as 1960. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

7

Consider saving more than you think you may need. That’s one way you can prepare for the volatility that may lie ahead, particularly as markets adjust to changes in policies from the Fed and other central banks.

Investors would be well-served to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

Each of these principles—along with saving more—is within your control, and focusing on them can keep you on the right path.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 10, 2016

8

Advisor’s Report

For the fiscal year ended January 31, 2016, Vanguard Health Care Fund returned 0.49% for Investor Shares and 0.54% for Admiral Shares. It surpassed the –4.19% return of its benchmark, the MSCI All Country World Health Care Index, and the –5.94% average return of global health/biotechnology funds.

The investment environment
We view the health care sector through a custom lens of subsectors. We combine biotechnology and pharmaceuticals and think of them in terms of capitalization: biopharma small-cap, biopharma mid-cap, and biopharma large-cap. The other subsectors are health care services and medical technology.

During the fiscal year, biopharma small-caps were top performers for the benchmark index (although they represented only a small fraction of its components). Medical technology stocks were second-best, and the biopharma large-cap and mid-cap subsectors fared worst. During 2015, these companies were pressured when U.S. drug pricing came under scrutiny on the heels of a few highly publicized incidences of excessively high pricing of existing treatments.

Our successes
Large-cap and mid-cap biopharmaceutical holdings drove the fund’s relative outperformance. On a regional basis, developed

Major Portfolio Changes
Year Ended January 31, 2016

Additions	Comments
Biogen	We initiated a position in this biopharmaceutical company because we think the current stock price does not reflect the value of its development pipeline. Its Alzheimer’s disease product, in particular, showed intriguing mid-stage clinical data.
Merck	We increased our stake in this biopharmaceutical company as the stock underperformed the health care sector this year. Merck has many exciting opportunities on the horizon, including programs in immuno-oncology and hepatitis C, both of which should lead to accelerating growth in 2016.

Reductions	Comments
Humana	Humana, a health care services company, was a strong performer for the fund. After it was acquired by Aetna, we recycled the proceeds into a number of other managed care stocks.
Hospira	Hospira is a manufacturer of injectable drugs and a leading contender in the nascent but increasingly important biosimilar market. We eliminated the position when M&A activity boosted shares after Pfizer announced its intent to purchase the company at a 39% premium.

9

North American stock picks added most, followed by strong selection in Europe and an overweight allocation to companies in Japan.

Among large-cap biopharmaceuticals, our position in Eli Lilly stood out, returning approximately 13%. Positive outcome data for Lilly’s diabetes drug Jardiance helped—as did increasing investor appreciation for the potential of the firm’s late-stage pipeline. Promising products include disease-modifying antibodies against Alzheimer’s disease and psoriasis and a once-daily oral drug for rheumatoid arthritis.

Bristol-Myers Squibb, one of our largest holdings, benefited from positive lung cancer survival data for its immuno-oncology drug Opdivo, which was followed by fast FDA approval and market uptake. Relative results in the subsector were further driven by our decision to avoid or underweight certain stocks. Underweighting Novartis and not owning Gilead Sciences, Valeant Pharmaceuticals, or Bayer boosted returns, as all four were poor performers in the index.

In mid-cap biopharmaceuticals, our position in Japanese firm Shionogi did well. The company’s shares rose after the better-than-expected launch of its HIV integrase inhibitor, Tivicay, which we expect will grow into a multibillion-dollar franchise through Shionogi’s partner, GlaxoSmithKline.

Managed care leader UnitedHealth Group and medical device company Boston Scientific also did well.

Our shortfalls
Stock selection was weaker in the small-cap biopharmaceutical subsector, where our small position in Ironwood Pharmaceuticals detracted. The biggest drags on relative performance were benchmark stocks that we did not own, including Johnson & Johnson and Novo Nordisk. Our holdings in Alkermes and McKesson also weighed on results.

Alkermes declined more than 50%; after the company reported mixed data regarding its depression drug ALKS 5461, its share price fell sharply. Although we were disappointed in the data, we have been surprised by the severity of the price adjustment. We believe this leaves the company’s shares undervalued, given its successful base business of currently approved drugs.

McKesson weakened after reducing guidance on lower-than-anticipated generic drug price inflation, a trend that had helped companies throughout the supply chain over the past few years. We view this as a short-term setback and remain attracted to McKesson’s business model, which should benefit from continued growth in U.S. pharmaceutical volume as the population ages.

The fund’s positioning
We currently hold about 20% of the fund’s assets in non-U.S. investments (mainly Japan, the United Kingdom, Switzerland, and Belgium). We believe this strategy provides diversification for the fund’s shareholders over the long

10

term. The portfolio is distributed among 80 companies across all subsectors of health care. We sometimes elect to gain exposure to certain trends or subsectors by holding a “basket” of smaller positions rather than fewer and larger ones.

At the close of the fiscal year, the top ten largest holdings represented a significant portion—approximately 42%—of the fund’s assets. We expect turnover to remain quite low. The fund’s 18% annualized turnover as of the end of January is within our normal range; it may increase modestly when opportunities arise.

Looking forward, as the U.S. election cycle heats up, so will the political dialogue about health care costs, drug pricing, and the future of the Affordable Care Act (ACA). The health care sector tends to be volatile in election years, and so far it appears that 2016 will be no exception. Nonetheless, we believe that the risk of significant changes to U.S. drug pricing is very low, and we expect the framework of the ACA to remain intact.

In biopharmaceuticals, we anticipate a future in which payers will increasingly pressure undifferentiated products or drug classes that do not offer economic value. However, innovative treatments that serve unmet needs will command premium prices and continue to be rewarded globally. With innovation exploding, biopharmaceuticals could represent a larger share of the health care market over the next decade.

We have focused the portfolio on companies dedicated to discovering and delivering drugs in new categories. These include immuno-oncology, which is changing the treatment of cancer, and Alzheimer’s disease treatment, which is now ripe for advancement. Orphan diseases are also becoming more tractable through novel delivery platforms such as ribonucleic acid (RNA) interference.

In health care services and medical technology, we remain focused on companies that will benefit from or facilitate the transition to a value-based health care system.

Longer term, we remain optimistic. In the years to come, the aging populations of developed countries and the growing prosperity of emerging markets will fuel accelerated demand for health care products and services.

In addition, the growing cost burden of and likely significant changes to health care systems globally will lead to a greater divergence between “winners” and “losers.” A health care world more focused on value and innovation will raise the bar for biopharmaceutical and medical technology companies. We believe that this will create a particularly attractive environment for dedicated investors in the sector.

As always, a core tenet of our philosophy is the importance of using a long time horizon to evaluate health care trends and individual companies. This should enable

11

our team to identify pockets of opportunity that are best-positioned to generate sustainable growth and value creation.

We will remain diversified across subsec-tors and regions, focused on the long haul, and positioned in what we believe to be the most attractive stocks as we seek to generate strong risk-adjusted returns for the fund’s shareholders.

Jean M. Hynes, CFA
Senior Managing Director and
Portfolio Manager

Wellington Management Company llp

February 10, 2016

12

Health Care Fund

Fund Profile
As of January 31, 2016

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGHCX	VGHAX
Expense Ratio[1]	0.34%	0.29%
30-Day SEC Yield	0.94%	0.99%

Portfolio Characteristics
		MSCI	DJ
		ACWI	U.S. Total
		Health	Market
	Fund	Care	FA Index
Number of Stocks	80	162	3,932
Median Market Cap	$43.4B	$90.9B	$48.6B
Price/Earnings Ratio	33.1x	21.3x	20.5x
Price/Book Ratio	3.6x	3.7x	2.5x
Return on Equity	13.8%	17.8%	17.2%
Earnings Growth
Rate	3.5%	7.1%	9.5%
Dividend Yield	1.4%	2.0%	2.2%
Foreign Holdings	20.4%	43.3%	0.0%
Turnover Rate	18%	—	—
Short-Term Reserves	3.6%	—	—

Volatility Measures
	MSCI	DJ
	ACWI	U.S. Total
	Health	Market
	Care	FA Index
R-Squared	0.91	0.67
Beta	0.99	0.92
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Allergan plc	Pharmaceuticals	6.6%
Bristol-Myers Squibb Co. Pharmaceuticals		6.2
UnitedHealth Group Inc.	Managed Health
	Care	5.7
Merck & Co. Inc.	Pharmaceuticals	5.2
Eli Lilly & Co.	Pharmaceuticals	4.1
AstraZeneca plc	Pharmaceuticals	4.0
Medtronic plc	Health Care
	Equipment	3.2
Mylan NV	Pharmaceuticals	2.7
McKesson Corp.	Health Care
	Distributors	2.4
Regeneron
Pharmaceuticals Inc.	Biotechnology	2.4
Top Ten		42.5%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 28, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2016, the expense ratios were 0.36% for Investor Shares and 0.31% for Admiral Shares.

13

Health Care Fund

Subindustry Diversification (% of equity
exposure)
		MSCI
		ACWI
		Health
	Fund	Care
Biotechnology	13.9%	16.7%
Consumer Staples	1.9	0.0
Health Care Distributors	3.6	2.7
Health Care Equipment	11.2	10.6
Health Care Facilities	3.1	1.5
Health Care Services	0.8	3.5
Health Care Supplies	0.5	1.6
Health Care Technology	3.7	0.6
Industrials	0.2	0.0
Life Sciences Tools & Services	3.6	3.1
Managed Health Care	10.9	6.0
Materials	0.4	0.0
Pharmaceuticals	46.2	53.7

Market Diversification (% of equity exposure)

Europe
United Kingdom	4.8%
Switzerland	4.6
Belguim	2.0
Other	0.4
Subtotal	11.8%
Pacific
Japan	8.5%
North America
United States	78.9%
Middle East	0.8%

14

Health Care Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2006, Through January 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Health Care Fund Investor Shares	0.49%	18.99%	11.06%	$28,557
••••••••	Spliced Health Care Index	-4.19	14.95	8.35	22,302
– – – –	Global Health/Biotechnology Funds Average	-5.94	17.06	8.96	23,585
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	-2.55	10.36	6.48	18,728
For a benchmark description, see the Glossary. Global Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Health Care Fund Admiral Shares	0.54%	19.05%	11.13%	$143,642
Spliced Health Care Index	-4.19	14.95	8.35	111,509
Dow Jones U.S. Total Stock Market Float
Adjusted Index	-2.55	10.36	6.48	93,641

See Financial Highlights for dividend and capital gains information.

15

Health Care Fund

Fiscal-Year Total Returns (%): January 31, 2006, Through January 31, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	12.65%	21.61%	12.42%
Admiral Shares	11/12/2001	12.71	21.67	12.49

16

Health Care Fund

Financial Statements

Statement of Net Assets
As of January 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.9%)
United States (76.5%)
Biotechnology (12.7%)
*	Regeneron
	Pharmaceuticals Inc.	2,698,594	1,133,652
*	Biogen Inc.	3,810,023	1,040,365
*	Vertex
	Pharmaceuticals Inc.	11,376,611	1,032,427
*,1	Incyte Corp.	13,508,200	953,139
	Amgen Inc.	5,398,985	824,587
*,1	Alnylam
	Pharmaceuticals Inc.	8,464,810	583,564
*,1	Alkermes plc	8,146,076	260,756
*,^,1	Agios
	Pharmaceuticals Inc.	2,544,597	107,433
*	Prothena Corp. plc	1,662,794	64,766
*	Ironwood
	Pharmaceuticals Inc.
	Class A	4,367,387	40,311
			6,041,000
Chemicals (0.4%)
	Monsanto Co.	2,096,300	189,925

Commercial Services & Supplies (0.2%)
*	Stericycle Inc.	668,100	80,406

Food & Staples Retailing (1.9%)
	Walgreens Boots
	Alliance Inc.	7,354,460	586,298
	CVS Health Corp.	3,084,020	297,885
			884,183
Health Care Equipment & Supplies (10.5%)
	Medtronic plc	20,002,633	1,518,600
*	Boston Scientific Corp.	63,222,390	1,108,288
	Baxter International Inc.	11,176,980	409,077
	Becton Dickinson
	and Co.	2,792,887	406,002
	St. Jude Medical Inc.	6,123,679	323,698
*	Intuitive Surgical Inc.	535,900	289,842

			Market
			Value•
		Shares	($000)
	Stryker Corp.	2,498,900	247,766
	Abbott Laboratories	6,027,260	228,132
	DENTSPLY
	International Inc.	3,669,300	216,085
*	Hologic Inc.	5,802,700	196,944
*	Edwards
	Lifesciences Corp.	618,620	48,382
			4,992,816
Health Care Providers & Services (17.9%)
	UnitedHealth Group Inc.	23,462,000	2,701,884
	McKesson Corp.	7,165,280	1,153,467
	Cigna Corp.	7,105,831	949,339
	Aetna Inc.	8,174,089	832,449
*	HCA Holdings Inc.	11,911,153	828,778
	Cardinal Health Inc.	6,385,231	519,566
	Anthem Inc.	3,517,033	458,938
	Universal Health
	Services Inc. Class B	3,939,340	443,727
*	Envision Healthcare
	Holdings Inc.	9,029,230	199,546
*	Acadia Healthcare Co. Inc.	1,806,200	110,232
*	Team Health Holdings Inc.	2,445,100	99,931
*	WellCare Health Plans Inc.	1,189,900	90,409
*	MEDNAX Inc.	805,600	55,957
*	Amsurg Corp.	376,000	27,520
*	LifePoint Health Inc.	341,100	23,805
*	Community Health
	Systems Inc. Rights
	Exp. 12/31/2099	18,834,700	151
			8,495,699
Health Care Technology (3.6%)
*	Cerner Corp.	16,424,330	952,775
*	IMS Health Holdings Inc.	11,995,380	277,333
*,^	athenahealth Inc.	1,883,780	267,120
*,1	Allscripts Healthcare
	Solutions Inc.	11,198,893	154,321
*,^	Inovalon Holdings Inc.
	Class A	2,748,060	46,387
			1,697,936

17

Health Care Fund

			Market
			Value•
		Shares	($000)
Life Sciences Tools & Services (3.4%)
	Thermo Fisher
	Scientific Inc.	3,594,200	474,650
*	Illumina Inc.	2,787,466	440,280
	Agilent Technologies Inc.	8,001,210	301,246
*	Quintiles Transnational
	Holdings Inc.	3,906,405	237,627
*	PAREXEL International
	Corp.	1,836,340	117,452
*	VWR Corp.	2,961,282	72,433
			1,643,688
Pharmaceuticals (25.9%)
*	Allergan plc	10,962,347	3,118,020
	Bristol-Myers Squibb Co.	47,312,009	2,940,914
	Merck & Co. Inc.	48,728,100	2,469,053
	Eli Lilly & Co.	24,609,530	1,946,614
*	Mylan NV	24,253,075	1,277,895
	Pfizer Inc.	8,872,226	270,514
*,1	Medicines Co.	5,564,220	192,299
	Zoetis Inc.	2,751,727	118,462
			12,333,771
Total United States			36,359,424
International (20.4%)
Belgium (1.9%)
1	UCB SA	10,697,204	914,626

Denmark (0.3%)
*	H Lundbeck A/S	3,563,634	115,749

France (0.1%)
	Ipsen SA	931,149	53,671

Israel (0.8%)
	Teva Pharmaceutical
	Industries Ltd. ADR	5,800,000	356,584

Japan (8.2%)
	Eisai Co. Ltd.	12,938,875	782,080
	Shionogi & Co. Ltd.	16,638,054	726,075
	Astellas Pharma Inc.	49,553,000	686,139
	Takeda Pharmaceutical
	Co. Ltd.	10,872,800	526,502
	Ono Pharmaceutical
	Co. Ltd.	1,923,400	309,981
	Daiichi Sankyo Co. Ltd.	14,333,200	298,432
	Chugai Pharmaceutical
	Co. Ltd.	8,933,500	273,676
	Olympus Corp.	5,944,700	231,807
	Kyowa Hakko Kirin
	Co. Ltd.	5,250,000	76,109
			3,910,801

		Market
		Value•
	Shares	($000)
Switzerland (4.4%)
Roche Holding AG	3,656,951	947,239
Novartis AG	9,143,001	708,340
Actelion Ltd.	2,632,318	346,886
Roche Holding AG (Bearer)	376,066	96,755
		2,099,220
United Kingdom (4.7%)
AstraZeneca plc	29,725,464	1,914,049
Hikma
Pharmaceuticals plc	5,492,112	158,524
Smith & Nephew plc	8,976,157	149,524
		2,222,097
Total International		9,672,748
Total Common Stocks
(Cost $29,629,292)		46,032,172
Temporary Cash Investments (3.6%)
Money Market Fund (0.0%)
[2,3] Vanguard Market
Liquidity Fund, 0.441%	12,794,000	12,794

	Face
	Amount
	($000)
Repurchase Agreements (2.1%)
Bank of America Securities,
LLC 0.340%, 2/1/16 (Dated
1/29/16, Repurchase Value
$152,704,000, collateralized
by Government National
Mortgage Assn. 3.500%,
9/20/42, with a value of
$155,754,000)	152,700	152,700
Bank of Nova Scotia
0.340%, 2/1/16 (Dated
1/29/16, Repurchase
Value $52,001,000,
collateralized by U.S.
Treasury Note/Bond
0.473%–5.250%,
10/31/17–11/15/28, with
a value of $53,042,000)	52,000	52,000
Barclays Capital Inc.
0.340%, 2/1/16 (Dated
1/29/16, Repurchase
Value $131,904,000,
collateralized by U.S.
Treasury Note/Bond
0.625%–2.500%,
6/30/17–2/15/45, with a
value of $134,538,000)	131,900	131,900

18

Health Care Fund

	Face	Market
	Amount	Value•
	($000)	($000)
BNP Paribas Securities Corp.
0.370%, 2/1/16 (Dated
1/29/16, Repurchase Value
$125,904,000, collateralized
by Federal Home Loan
Mortgage Corp. 2.500%–
8.000%, 5/1/16–10/1/44,
Federal National Mortgage
Assn. 2.500%–7.000%,
1/1/17–1/1/46, Government
National Mortgage Assn.
2.500%–7.500%, 4/15/17–
9/20/45, and U.S. Treasury
Note/Bond 2.000%–6.875%,
8/15/20–8/15/25, with a
value of $128,418,000)	125,900	125,900
HSBC Bank USA
0.310%, 2/1/16 (Dated
1/29/16, Repurchase
Value $177,905,000,
collateralized by Federal
National Mortgage Assn.
3.500%–6.000%,
10/1/22–1/1/46, with a
value of $181,461,000)	177,900	177,900
RBC Capital Markets LLC
0.310%, 2/1/16 (Dated
1/29/16, Repurchase
Value $201,305,000,
collateralized by Federal
Home Loan Mortgage
Corp. 2.192%–4.000%,
3/1/40–5/1/45, Federal
National Mortgage Assn.
2.414%–4.000%, 5/1/26–
12/1/45, and Government
National Mortgage Assn.
1.750%–4.500%, 1/20/36–
10/20/45, with a value of
$205,326,000)	201,300	201,300
Wells Fargo & Co.
0.360%, 2/1/16 (Dated
1/29/16, Repurchase
Value $157,805,000,
collateralized by Federal
Home Loan Mortgage
Corp. 3.500%, 6/1/45, with
a value of $160,956,000)	157,800	157,800
		999,500

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (1.3%)
4	Federal Home Loan Bank
	Discount Notes, 0.235%,
	2/19/16	150,000	149,979
4	Federal Home Loan Bank
	Discount Notes, 0.430%,
	2/22/16	200,000	199,968
4	Federal Home Loan Bank
	Discount Notes,
	0.350%–0.420%, 3/4/16	159,000	158,957
4	Federal Home Loan Bank
	Discount Notes, 0.430%,
	3/9/16	25,000	24,993
4	Federal Home Loan Bank
	Discount Notes, 0.420%,
	3/11/16	43,000	42,986
4	Federal Home Loan Bank
	Discount Notes, 0.430%,
	3/18/16	49,590	49,571
			626,454
Commercial Paper (0.2%)
5	The Coca-Cola Co.,
	0.381%, 2/23/16	75,000	74,983
Total Temporary Cash Investments
(Cost $1,713,688)			1,713,731
Total Investments (100.5%)
(Cost $31,342,980)			47,745,903
Other Assets and Liabilities (-0.5%)
Other Assets			289,510
Liabilities [3]			(513,634)
			(224,124)
Net Assets (100%)			47,521,779

19

Health Care Fund

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	44,566,971
Affiliated Vanguard Funds	12,794
Other Affiliated Issuers	3,166,138
Total Investments in Securities	47,745,903
Investment in Vanguard	4,573
Receivables for Investment
Securities Sold	212,428
Receivables for Accrued Income	56,765
Receivables for Capital Shares Issued	15,680
Other Assets	64
Total Assets	48,035,413
Liabilities
Payables for Investment Securities
Purchased	384,191
Collateral for Securities on Loan	12,794
Payables to Investment Advisor	21,469
Payables for Capital Shares Redeemed	38,580
Payables to Vanguard	56,596
Other Liabilities	4
Total Liabilities	513,634
Net Assets	47,521,779

At January 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	30,126,087
Overdistributed Net Investment Income	(120,376)
Accumulated Net Realized Gains	1,116,522
Unrealized Appreciation (Depreciation)
Investment Securities	16,402,923
Foreign Currencies	(3,377)
Net Assets	47,521,779

Investor Shares—Net Assets
Applicable to 54,399,476 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,916,105
Net Asset Value Per Share—
Investor Shares	$200.67

Admiral Shares—Net Assets
Applicable to 432,478,529 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	36,605,674
Net Asset Value Per Share—
Admiral Shares	$84.64

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $12,634,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $12,794,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.”
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Health Care Fund

Statement of Operations

Year Ended
January 31, 2016
($000)
Investment Income
Income
Dividends[1]	609,743
Interest	3,518
Securities Lending	679
Total Income	613,940
Expenses
Investment Advisory Fees—Note B
Basic Fee	73,289
Performance Adjustment	8,275
The Vanguard Group—Note C
Management and Administrative—Investor Shares	21,434
Management and Administrative—Admiral Shares	54,752
Marketing and Distribution—Investor Shares	2,246
Marketing and Distribution—Admiral Shares	2,662
Custodian Fees	948
Auditing Fees	39
Shareholders’ Reports—Investor Shares	215
Shareholders’ Reports—Admiral Shares	119
Trustees’ Fees and Expenses	66
Total Expenses	164,045
Net Investment Income	449,895
Realized Net Gain (Loss)
Investment Securities Sold	3,474,121
Foreign Currencies and Forward Currency Contracts	(10,106)
Realized Net Gain (Loss)	3,464,015
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(3,836,689)
Foreign Currencies and Forward Currency Contracts	12,890
Change in Unrealized Appreciation (Depreciation)	(3,823,799)
Net Increase (Decrease) in Net Assets Resulting from Operations	90,111
1 Dividends are net of foreign withholding taxes of $21,006,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Health Care Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	449,895	588,425
Realized Net Gain (Loss)	3,464,015	4,738,777
Change in Unrealized Appreciation (Depreciation)	(3,823,799)	4,559,056
Net Increase (Decrease) in Net Assets Resulting from Operations	90,111	9,886,258
Distributions
Net Investment Income
Investor Shares	(137,657)	(104,289)
Admiral Shares	(466,453)	(322,879)
Realized Capital Gain[1]
Investor Shares	(811,843)	(1,271,460)
Admiral Shares	(2,604,058)	(3,584,110)
Total Distributions	(4,020,011)	(5,282,738)
Capital Share Transactions
Investor Shares	67,555	529,165
Admiral Shares	5,352,587	6,172,299
Net Increase (Decrease) from Capital Share Transactions	5,420,142	6,701,464
Total Increase (Decrease)	1,490,242	11,304,984
Net Assets
Beginning of Period	46,031,537	34,726,553
End of Period[2]	47,521,779	46,031,537
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $416,632,000 and $302,157,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($120,376,000) and $58,681,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Health Care Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$216.14	$191.63	$152.58	$131.96	$124.30
Investment Operations
Net Investment Income	1.934	2.941	2.350	2.777	2.300
Net Realized and Unrealized Gain (Loss)
on Investments	.566	49.127	53.058	22.791	12.780
Total from Investment Operations	2.500	52.068	55.408	25.568	15.080
Distributions
Dividends from Net Investment Income	(2.611)	(2.115)	(2.357)	(2.757)	(2.237)
Distributions from Realized Capital Gains	(15.359)	(25.443)	(14.001)	(2.191)	(5.183)
Total Distributions	(17.970)	(27.558)	(16.358)	(4.948)	(7.420)
Net Asset Value, End of Period	$200.67	$216.14	$191.63	$152.58	$131.96

Total Return[1]	0.49%	28.15%	37.66%	19.59%	12.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,916	$11,660	$9,905	$8,681	$8,462
Ratio of Total Expenses to Average Net Assets[2]	0.36%	0.34%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets	0.84%	1.44%	1.33%	1.94%	1.72%
Portfolio Turnover Rate	18%	20%	21%	8%	8%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.02% for fiscal 2016. Performance-based investment advisory fees did not apply before fiscal 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Health Care Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$91.17	$80.84	$64.37	$55.68	$52.45
Investment Operations
Net Investment Income	. 868	1.290	1.040	1.211	1.005
Net Realized and Unrealized Gain (Loss)
on Investments	.236	20.715	22.378	9.605	5.392
Total from Investment Operations	1.104	22.005	23.418	10.816	6.397
Distributions
Dividends from Net Investment Income	(1.155)	(.942)	(1.042)	(1.201)	(.980)
Distributions from Realized Capital Gains	(6.479)	(10.733)	(5.906)	(. 925)	(2.187)
Total Distributions	(7.634)	(11.675)	(6.948)	(2.126)	(3.167)
Net Asset Value, End of Period	$84.64	$91.17	$80.84	$64.37	$55.68

Total Return[1]	0.54%	28.20%	37.74%	19.65%	12.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$36,606	$34,371	$24,821	$16,002	$12,968
Ratio of Total Expenses to Average Net Assets[2]	0.31%	0.29%	0.30%	0.30%	0.30%
Ratio of Net Investment Income to
Average Net Assets	0.89%	1.49%	1.38%	1.99%	1.77%
Portfolio Turnover Rate	18%	20%	21%	8%	8%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.02% for fiscal 2016. Performance-based investment advisory fees did not apply before fiscal 2016.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Health Care Fund

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the

25

Health Care Fund

master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2016, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open forward currency contracts at January 31, 2016.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may

26

Health Care Fund

experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2016, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the MSCI ACWI Health Care Index since April 30, 2014. For the year ended January 31, 2016, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets before an increase of $8,275,000 (0.02%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

27

Health Care Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2016, the fund had contributed to Vanguard capital in the amount of $4,573,000, representing 0.01% of the fund’s net assets and 1.83% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	36,359,424	—	—
Common Stocks—International	356,584	9,316,164	—
Temporary Cash Investments	12,794	1,700,937	—
Total	36,728,802	11,017,101	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2016, the fund realized net foreign currency losses of $5,014,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. Passive foreign investment companies held at January 31, 2016, had unrealized appreciation of $69,005,000, all of which has been distributed and is reflected in the balance of overdistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $19,828,000 from overdistributed net investment income, and $159,778,000 from accumulated net realized gains, to paid-in capital.

28

Health Care Fund

For tax purposes, at January 31, 2016, the fund had no ordinary income and $1,140,810,000 of long-term capital gains available for distribution. The fund had available capital losses totaling $24,288,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2016, the cost of investment securities for tax purposes was $31,411,985,000. Net unrealized appreciation of investment securities for tax purposes was $16,333,918,000, consisting of unrealized gains of $17,263,922,000 on securities that had risen in value since their purchase and $930,004,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2016, the fund purchased $11,078,129,000 of investment securities and sold $8,570,590,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,981,987	13,073	2,454,337	11,686
Issued in Lieu of Cash Distributions	905,320	4,073	1,312,146	6,295
Redeemed	(3,819,752)	(16,695)	(3,237,318)	(15,722)
Net Increase (Decrease)—Investor Shares	67,555	451	529,165	2,259
Admiral Shares
Issued	5,917,072	61,196	4,771,234	54,272
Issued in Lieu of Cash Distributions	2,816,045	30,054	3,593,547	40,722
Redeemed	(3,380,530)	(35,758)	(2,192,482)	(25,060)
Net Increase (Decrease)—Admiral Shares	5,352,587	55,492	6,172,299	69,934

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Health Care Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Jan. 31,		Proceeds			Jan. 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Agios Pharmaceuticals Inc.	NA2	213,335	—	—	—	107,433
Alkermes plc	NA2	122,783	2,196	—	—	260,756
Allscripts Healthcare
Solutions Inc.	133,379	—	—	—	—	154,321
Alnylam Pharmaceauticals Inc.	571,876	204,260	—	—	—	583,564
athenahealth Inc.	NA3	147,704	14,721	—	—	NA3
Incyte Corp.	810,997	399,588	165,102	—	—	953,139
Medicines Co.	159,383	148	—	—	—	192,299
PAREXEL International Corp.	247,370	—	138,322	—	—	NA4
Prothena Corp. plc	37,629	—	—	—	—	NA4
UCB SA	793,099	36,164	—	10,431	—	914,626
Vanguard Market Liquidity Fund	15,426	NA [5]	NA5	—	—	12,794
Total	2,769,159			10,431	—	3,178,932
1 Includes net realized gain (loss) on affiliated investment securities sold of $129,504,000.
2 Not applicable—at January 31, 2015, the issuer was not an affiliated company of the fund.
3 Not applicable—at January 31, 2015, and January 31, 2016, the issuer was not an affiliated company of the fund, but it was affiliated during the year.
4 Not applicable—at January 31, 2016, the security was still held, but the issuer was no longer an affiliated company of the fund.
5 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2016, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Health Care Fund:

In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Health Care Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 14, 2016

Special 2015 tax information (unaudited) for Vanguard Health Care Fund

This information for the fiscal year ended January 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $3,145,083,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $755,643,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 49.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Health Care Fund Investor Shares
Periods Ended January 31, 2016

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	0.49%	18.99%	11.06%
Returns After Taxes on Distributions	-1.46	16.96	9.57
Returns After Taxes on Distributions and Sale of Fund Shares	1.92	15.25	8.91

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended January 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	7/31/2015	1/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$878.83	$1.75
Admiral Shares	1,000.00	878.97	1.56
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.34	$1.89
Admiral Shares	1,000.00	1,023.54	1.68
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.37% for Investor Shares and 0.33% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

35

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Health Care Index: S&P 500 Index through December 31, 2001; S&P Health Care Index through May 31, 2010; MSCI All Country World Health Care Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College and	Chief Executive Officer and President, 1996–2008
Chairman of its Finance and Enrollment Committee;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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All comparative mutual fund data are from Lipper, a
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You can obtain a free copy of Vanguard’s proxy voting
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addition, you may obtain a free report on how your fund
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© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q520 032016

Annual Report | January 31, 2016

Vanguard REIT Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	9
Performance Summary.	10
Financial Statements.	13
Your Fund’s After-Tax Returns.	35
About Your Fund’s Expenses.	36
Glossary.	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2016
Total
Returns
Vanguard REIT Index Fund
Investor Shares	-7.44%
ETF Shares
Market Price	-7.47
Net Asset Value	-7.31
Admiral™ Shares	-7.30
Institutional Shares	-7.27
MSCI US REIT Index	-7.18
Real Estate Funds Average	-7.14

Real Estate Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
January 31, 2015, Through January 31, 2016
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital	Return of
	Price	Price	Dividends	Gains	Capital
Vanguard REIT Index Fund
Investor Shares	$28.73	$25.59	$0.695	$0.000	$0.305
ETF Shares	86.49	77.05	2.170	0.000	0.954
Admiral Shares	122.58	109.19	3.076	0.000	1.351
Institutional Shares	18.97	16.90	0.479	0.000	0.210

Chairman’s Letter

Dear Shareholder,

After a robust performance over the prior fiscal year, the real estate investment trust (REIT) market reversed course. For the 12 months ended January 31, 2016, Vanguard REIT Index Fund returned –7.44% for Investor Shares. The fund’s performance was slightly behind that of its target index (–7.18%) and the average return of competing funds (–7.14%).

If you own the fund in a taxable account, you may wish to review the information about after-tax returns presented later in this report.

Stocks changed direction as global concerns grew
The broad U.S. stock market returned –2.48% for the 12 months. Stocks deteriorated after a solid first half as investors grew more concerned that China’s economic slowdown would spread globally. Oil and other commodity prices continued to fall, hurting producers but favoring consumers.

In December, the Federal Reserve ended months of uncertainty when it raised its target for short-term interest rates to 0.25%–0.5%. Central banks in Europe and Asia moved in the opposite direction, adding to their stimulus measures to combat weak growth and low inflation.

International stocks, which returned about –11%, were hindered by the U.S. dollar’s strength against many foreign currencies. Although emerging markets slipped the most, stocks from the developed markets of the Pacific region and Europe also posted negative results.

Yields moved up and down, leaving bond results nearly flat
Although bonds surged in January, the broad U.S. taxable bond market returned –0.16% for the fiscal year. Bonds languished at times earlier in the period, when stocks were on firmer ground and many thought the Fed would raise interest rates sooner than it did. Market turmoil in January seemed to remind investors of bonds’ appeal as both a diversifier and ballast for a portfolio.

After many ups and downs, the yield of the 10-year Treasury note ended January at 1.98%, up from 1.75% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.78%, hurt by the dollar’s strength. Without this currency effect, returns were modestly positive.

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-1.82%	10.94%	10.68%
Russell 2000 Index (Small-caps)	-9.92	6.11	7.25
Russell 3000 Index (Broad U.S. market)	-2.48	10.55	10.40
FTSE All-World ex US Index (International)	-11.28	-1.67	-0.14

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-0.16%	2.15%	3.51%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.71	3.42	5.75
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.02	0.04

CPI
Consumer Price Index	1.37%	0.95%	1.47%

Money market funds and savings accounts generated scant returns as the Fed’s long-running 0%–0.25% rate target persisted until December.

The prospect of higher rates and a market downturn hurt REITs
A year ago, declining rates supported REITs’ prospects, because lower capital costs in a growing economy can aid their profit margins. REIT yields also became more attractive as rates from fixed income assets fell.

But in the most recent fiscal year, the Fed raised short-term rates for the first time since 2006. Investors thus saw the possibility of higher rates in the future, at least for shorter-maturity securities. That would raise REITs’ debt-financing costs, crimping profit margins. It could also make other income-generating investments that carry less risk more attractive. (REITs are required to pay out at least 90% of their income as dividends to investors.)

In addition, the U.S. stock market took a noticeable tumble in January, pulling down nearly every corner of the equity market.

Out of eight REIT segments, only two posted positive returns
As a result, only two of the eight subsets of the REIT market advanced. The largest loser was the hotel and resort REIT subsector, which returned –32%. Despite a healthy

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Average
REIT Index Fund	0.26%	0.12%	0.12%	0.10%	1.30%
The fund expense ratios shown are from the prospectus dated May 28, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2016, the fund’s expense ratios were 0.26% for Investor Shares, 0.12% for ETF Shares, 0.12% for Admiral Shares, and 0.10% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Real Estate Funds.

tourism market, investors grew concerned about slowing growth and increasing competition from online home-sharing services. Hotel and resort REITs can be highly volatile; their income stream is not as stable as those of office or retail REITs.

Health care and diversified REITs posted returns of about –19% and office REITs about –14%. Industrial REITs, the smallest subsector, returned about –9%.

The largest subsector, retail REITs, declined less, returning about –3%. Rising employment and falling energy prices supported consumer spending and demand for retail properties.

The best results came from specialized REITs, which include storage facilities; they returned nearly 15%, thanks to strong demand.

Residential REITs also turned in an above-market performance, returning nearly 4% as the rental market continued to benefit from rising apartment rents. That was aided in part by sluggish growth in the number of younger adults moving from apartment-renting to buying their first homes.

Whether or not gains persist, focus on timeless principles
Vanguard REIT Index Fund’s average annual return over the ten years ended January 31, 2016, was close to that of

Total Returns
Ten Years Ended January 31, 2016
Average
Annual Return
REIT Index Fund Investor Shares	6.29%
REIT Spliced Index	6.39
Real Estate Funds Average	5.26
For a benchmark description, see the Glossary.
Real Estate Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

its benchmark and exceeded that of its peer group. The fund’s retreat over the most recent 12 months followed six consecutive years of positive returns, including four that exceeded 14%. And in four of the previous ten fiscal years, the fund returned more than 30%.

But the portfolio suffered steep losses in fiscal years 2008 and 2009. Such volatility is not unusual for any investment that focuses on a specific industry.

Interestingly, the portfolio’s ten-year average annual return was close to that of the overall U.S. stock market. This illustration of how the passage of time can smooth out year-to-year fluctuations underscores the value of keeping a long-term perspective.

To reach your long-term goals, be realistic and try to save more
Although there have been times when it felt as if stocks and bonds were riding a roller coaster, the markets have generally

Vanguard’s outlook for investors: Not bearish, but cautious

In Vanguard’s recently published global economic and investment outlook, Global Chief Economist Joseph Davis and his team discuss various market and economic events 2016 may bring, along with challenges and opportunities for investors.

Our forecast includes “frustratingly fragile” economic growth and more modest long-term returns from the global stock and bond markets. The report cautions that for the decade ending 2025, returns for a balanced portfolio are likely to be moderately below historical averages.

Our simulations indicate that the average annualized returns of a 60% equity/40% bond portfolio for the decade are most likely to be centered in the 3%–5% range after inflation, below the actual average after-inflation return of 5.5% for the same portfolio since 1926.

Even so, Vanguard’s steadfast belief in its principles for investing success—focusing on clear goals, a suitable asset allocation, low costs, and long-term discipline—remains unchanged.

For more information about our expectations and the probability of various outcomes, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model® (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from VCMM, derived from 10,000 simulations for U.S. equity returns and fixed income returns. Simulations as of September 30, 2015. Results from the model may vary with each use and over time. For more information, please see page 7.

risen in recent years. The broad global stock market in particular has posted some impressive gains since its turnaround began in 2009.

But 2015 and, especially, the start of 2016 brought stark reminders that investments can disappoint. The U.S. stock and bond markets were barely positive in 2015, and international stocks and unhedged bonds finished in the red. In January 2016, many stock markets fell into or near bear-market territory. (Generally, a decline of 20% or more lasting at least two months qualifies as a bear market.)

In Vanguard’s recently updated long-term look at the economy and markets, our global economists explain why they expect growth to remain “frustratingly fragile” and why their market outlook is the most guarded since 2006. (For more details, see the box on page 6 and Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Given these muted expectations, what’s the best course of action? I’ve often encouraged shareholders to focus on the things they can control. That advice holds true today.

Consider saving more than you think you may need. That’s one way you can prepare for the volatility that may lie ahead, particularly as markets adjust to changes in policies from the Fed and other central banks.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time

The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.

The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard’s primary investment research and advice teams. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the VCMM is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data from as early as 1960. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

Investors would be well-served to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

Each of these principles—along with saving more—is within your control, and focusing on them can keep you on the right path.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 12, 2016

REIT Index Fund

Fund Profile

As of January 31, 2016

Share-Class Characteristics
	Investor		Admiral	Institutional
	Shares	ETF Shares	Shares	Shares
Ticker Symbol	VGSIX	VNQ	VGSLX	VGSNX
Expense Ratio[1]	0.26%	0.12%	0.12%	0.10%

Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		MSCI US	FA
	Fund	REIT Index	Index
Number of Stocks	152	150	3,932
Median Market Cap	$11.1B	$11.1B	$48.6B
Price/Earnings Ratio	35.3x	35.3x	20.5x
Price/Book Ratio	2.3x	2.3x	2.5x
Return on Equity	7.0%	7.0%	17.2%
Earnings Growth
Rate	18.9%	18.9%	9.5%
Dividend Yield	4.1%	4.1%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	11%	—	—
Short-Term Reserves	0.2%	—	—
Dividend Yield: This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

Subindustry Diversification (% of equity
exposure)
		MSCI US
	Fund	REIT Index
Diversified REITs	7.1%	7.2%
Health Care REITs	12.2	12.2
Hotel & Resort REITs	5.3	5.3
Industrial REITs	4.4	4.4
Office REITs	12.3	12.3
Residential REITs	16.9	16.9
Retail REITs	25.6	25.5
Specialized REITs	16.2	16.2

Volatility Measures
		DJ
		U.S. Total
	MSCI US	Market
	REIT Index	FA Index
R-Squared	1.00	0.12
Beta	1.00	0.46
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Simon Property Group
Inc.	Retail REITs	8.2%
Public Storage	Specialized REITs	5.3
Equity Residential	Residential REITs	4.0
AvalonBay Communities
Inc.	Residential REITs	3.2
Welltower Inc.	Health Care REITs	3.1
Equinix Inc.	Specialized REITs	2.9
Prologis Inc.	Industrial REITs	2.9
Ventas Inc.	Health Care REITs	2.6
Boston Properties Inc.	Office REITs	2.5
HCP Inc.	Health Care REITs	2.4
Top Ten		37.1%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 28, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2016, the expense ratios were 0.26% for Investor Shares, 0.12% for ETF Shares, 0.12% for Admiral Shares, and 0.10% for Institutional Shares.

REIT Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2006, Through January 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	REIT Index Fund Investor Shares	-7.44%	10.16%	6.29%	$18,413
••••••••	REIT Spliced Index	-7.18	10.40	6.39	18,575
– – – –	Real Estate Funds Average	-7.14	9.36	5.26	16,697
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	-2.55	10.36	6.48	18,728
For a benchmark description, see the Glossary.
Real Estate Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
REIT Index Fund
ETF Shares Net Asset Value	-7.31%	10.31%	6.42%	$18,637
REIT Spliced Index	-7.18	10.40	6.39	18,575
Dow Jones U.S. Total Stock Market Float
Adjusted Index	-2.55	10.36	6.48	18,728

See Financial Highlights for dividend and capital gains information.

REIT Index Fund

	Average Annual Total Returns
	Periods Ended January 31, 2016
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
REIT Index Fund Admiral Shares	-7.30%	10.32%	6.43%	$18,646
REIT Spliced Index	-7.18	10.40	6.39	18,575
Dow Jones U.S. Total Stock Market Float
Adjusted Index	-2.55	10.36	6.48	18,728

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
REIT Index Fund Institutional Shares	-7.27%	10.35%	6.45%	$9,345,067
REIT Spliced Index	-7.18	10.40	6.39	9,287,425
Dow Jones U.S. Total Stock Market Float
Adjusted Index	-2.55	10.36	6.48	9,364,130

Cumulative Returns of ETF Shares: January 31, 2006, Through January 31, 2016
	One	Five	Ten
	Year	Years	Years
REIT Index Fund ETF Shares Market Price	-7.47%	63.20%	86.11%
REIT Index Fund ETF Shares Net Asset Value	-7.31	63.34	86.37
REIT Spliced Index	-7.18	64.02	85.75

Fiscal-Year Total Returns (%): January 31, 2006, Through January 31, 2016

REIT Index Fund

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/13/1996	2.22%	11.65%	7.44%
ETF Shares	9/23/2004
Market Price		2.40	11.80	7.57
Net Asset Value		2.37	11.79	7.56
Admiral Shares	11/12/2001	2.39	11.80	7.57
Institutional Shares	12/2/2003	2.45	11.83	7.59

REIT Index Fund

Financial Statements

Statement of Net Assets
As of January 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Real Estate Investment Trusts (99.9%)[1]
Diversified REITs (7.1%)
2	VEREIT Inc.	65,855,725	507,748
2	Duke Realty Corp.	25,123,249	505,731
2	WP Carey Inc.	7,216,151	420,341
2	Spirit Realty Capital Inc.	32,125,490	336,675
2	Liberty Property Trust	10,905,342	319,745
2	Gramercy Property
	Trust	30,581,813	223,553
2	NorthStar Realty
	Finance Corp.	13,270,837	157,525
	STORE Capital Corp.	5,662,957	140,385
2	Cousins Properties Inc.	14,976,983	129,102
2	PS Business Parks Inc.	1,471,818	127,430
2	Washington REIT	4,959,175	125,120
2	Lexington Realty Trust	15,476,877	113,445
2	Select Income REIT	4,875,902	92,154
2	American Assets Trust
	Inc.	2,451,294	91,654
^,2	Global Net Lease Inc.	12,299,676	86,098
	Empire State Realty
	Trust Inc.	4,766,768	78,890
2	Investors Real Estate
	Trust	9,131,742	59,539
2	First Potomac Realty
	Trust	4,279,932	41,900
2	Winthrop Realty Trust	2,250,012	29,655
2	Whitestone REIT	1,960,429	21,604
2	One Liberty Properties
	Inc.	963,047	19,954
2	RAIT Financial Trust	6,605,485	16,910
			3,645,158
Health Care REITs (12.2%)
2	Welltower Inc.	25,604,694	1,593,124
2	Ventas Inc.	24,076,432	1,331,908
2	HCP Inc.	33,659,859	1,209,735
2	Omega Healthcare
	Investors Inc.	13,458,737	426,777
2	Healthcare Trust of
	America Inc. Class A	9,243,283	259,182

			Market
			Value•
		Shares	($000)
2	Senior Housing
	Properties Trust	17,272,863	250,111
2	Healthcare Realty Trust
	Inc.	7,307,250	212,202
2	Medical Properties Trust
	Inc.	17,020,989	187,231
2	Care Capital Properties
	Inc.	6,046,747	181,040
2	National Health Investors
	Inc.	2,596,081	157,530
2	Physicians Realty Trust	7,688,974	131,251
2	LTC Properties Inc.	2,528,689	112,602
2	Sabra Health Care REIT
	Inc.	4,740,124	87,029
^,2	New Senior Investment
	Group Inc.	6,299,682	57,894
2	Universal Health Realty
	Income Trust	920,316	46,780
2	CareTrust REIT Inc.	3,343,610	34,305
			6,278,701
Hotel & Resort REITs (5.3%)
2	Host Hotels & Resorts
	Inc.	54,655,231	756,975
2	Hospitality Properties
	Trust	11,021,934	260,007
^,2	Apple Hospitality REIT
	Inc.	12,126,323	221,790
2	Sunstone Hotel
	Investors Inc.	15,651,017	185,934
2	LaSalle Hotel Properties	8,230,916	182,397
2	RLJ Lodging Trust	9,515,779	174,044
2	Ryman Hospitality
	Properties Inc.	3,357,542	157,637
2	Pebblebrook Hotel
	Trust	5,227,948	127,666
2	DiamondRock Hospitality
	Co.	14,605,366	121,225
2	Xenia Hotels & Resorts
	Inc.	7,719,185	112,932
2	Chesapeake Lodging
	Trust	4,341,720	109,064

REIT Index Fund

			Market
			Value•
		Shares	($000)
2	FelCor Lodging Trust Inc.	9,911,929	68,987
2	Summit Hotel Properties
	Inc.	6,303,237	63,978
2	Hersha Hospitality Trust
	Class A	3,129,832	54,991
2	Chatham Lodging Trust	2,789,347	52,607
2	Ashford Hospitality Trust
	Inc.	6,959,084	38,693
2	Ashford Hospitality Prime
	Inc.	2,069,015	22,738
			2,711,665
Industrial REITs (4.4%)
2	Prologis Inc.	38,137,764	1,505,298
2	DCT Industrial Trust Inc.	6,426,934	230,020
2	First Industrial Realty
	Trust Inc.	8,059,122	165,937
2	EastGroup Properties Inc.	2,351,074	125,524
2	STAG Industrial Inc.	4,954,807	83,885
2	Terreno Realty Corp.	2,966,330	66,683
2	Rexford Industrial Realty
	Inc.	3,074,708	50,087
2	Monmouth Real Estate
	Investment Corp.	3,990,758	41,025
			2,268,459
Office REITs (12.3%)
2	Boston Properties Inc.	11,174,720	1,298,614
2	Vornado Realty Trust	12,344,280	1,091,975
2	SL Green Realty Corp.	7,255,242	700,929
2	Alexandria Real Estate
	Equities Inc.	5,261,027	416,568
2	Kilroy Realty Corp.	6,708,949	374,829
2	Douglas Emmett Inc.	10,111,867	299,109
2	Highwoods Properties
	Inc.	6,847,974	289,601
*,2	Equity Commonwealth	8,969,359	241,186
2	Piedmont Office Realty
	Trust Inc. Class A	11,011,509	203,823
2	Columbia Property Trust
	Inc.	8,647,348	192,576
2	Paramount Group Inc.	11,576,146	189,849
2	Brandywine Realty
	Trust	13,091,469	167,964
2	Corporate Office
	Properties Trust	6,876,840	153,354
2	Hudson Pacific
	Properties Inc.	5,533,954	140,618
2	Mack-Cali Realty Corp.	6,157,790	128,020
2	New York REIT Inc.	11,824,788	121,559
2	Parkway Properties Inc.	6,089,568	82,026
^,2	Government Properties
	Income Trust	5,173,766	71,036
2	Franklin Street
	Properties Corp.	6,562,660	64,052
2	Tier REIT Inc.	3,169,792	48,720

			Market
			Value•
		Shares	($000)
2	NorthStar Realty Europe
	Corp.	4,211,322	39,755
	Easterly Government
	Properties Inc.	1,055,023	18,800
			6,334,963
Residential REITs (16.8%)
2	Equity Residential	26,492,215	2,042,285
2	AvalonBay Communities
	Inc.	9,670,610	1,658,413
2	Essex Property Trust Inc.	4,783,838	1,019,484
2	UDR Inc.	19,064,991	678,523
2	Mid-America Apartment
	Communities Inc.	5,484,849	514,589
2	Camden Property Trust	6,320,275	482,237
2	Apartment Investment
	& Management Co.
	Class A	11,372,514	445,234
2	Equity LifeStyle
	Properties Inc.	5,825,676	384,029
2	American Campus
	Communities Inc.	8,172,880	344,896
2	Sun Communities Inc.	3,784,942	252,039
2	Post Properties Inc.	3,973,075	227,617
2	American Homes 4 Rent
	Class A	12,273,741	183,983
2	Education Realty Trust
	Inc.	4,540,031	177,424
2	Monogram Residential
	Trust Inc.	11,511,292	100,378
	Colony Starwood Homes	2,759,414	59,383
2	American Residential
	Properties Inc.	2,227,976	37,742
2	Silver Bay Realty Trust
	Corp.	2,490,311	34,765
*,2	Campus Crest
	Communities Inc.	4,705,857	32,564
			8,675,585
Retail REITs (25.6%)
2	Simon Property Group
	Inc.	22,514,036	4,193,915
	General Growth
	Properties Inc.	41,888,777	1,174,561
^,2	Realty Income Corp.	17,090,123	953,458
2	Kimco Realty Corp.	30,061,461	817,371
2	Macerich Co.	9,792,291	763,505
2	Federal Realty
	Investment Trust	5,030,008	758,676
2	Regency Centers Corp.	6,851,745	495,998
^,2	National Retail
	Properties Inc.	9,781,357	420,011
2	DDR Corp.	22,395,811	383,192
	Brixmor Property Group
	Inc.	13,031,570	346,900
2	Taubman Centers Inc.	4,428,605	314,608

REIT Index Fund

			Market
			Value•
		Shares	($000)
2	Weingarten Realty
	Investors	8,566,748	298,894
2	Retail Properties of
	America Inc.	17,259,997	267,703
2	Tanger Factory Outlet
	Centers Inc.	6,973,878	223,094
	Equity One Inc.	6,664,136	184,730
2	Urban Edge Properties	7,224,821	175,563
2	Acadia Realty Trust	5,008,823	170,801
2	Kite Realty Group Trust	6,061,843	160,639
2	CBL & Associates
	Properties Inc.	12,403,721	133,340
2	Retail Opportunity
	Investments Corp.	7,186,014	132,869
2	WP Glimcher Inc.	13,482,055	122,417
2	Pennsylvania REIT	5,033,353	98,553
2	Ramco-Gershenson
	Properties Trust	5,760,918	98,454
2	Inland Real Estate Corp.	6,581,353	70,486
^,2	Seritage Growth
	Properties Class A	1,802,229	70,269
	Alexander’s Inc.	167,213	61,033
2	Agree Realty Corp.	1,409,818	52,050
^,2	Rouse Properties Inc.	2,955,357	51,719
	Saul Centers Inc.	924,703	47,040
	Urstadt Biddle Properties
	Inc. Class A	1,860,642	37,771
2	Cedar Realty Trust Inc.	5,250,869	37,071
2	Getty Realty Corp.	1,943,041	34,742
	Urstadt Biddle Properties
	Inc.	69,255	1,317
			13,152,750
Specialized REITs (16.2%)
2	Public Storage	10,697,965	2,712,576
2	Equinix Inc.	4,852,815	1,507,139
2	Digital Realty Trust Inc.	9,883,487	791,470
2	Extra Space Storage Inc.	8,492,141	770,152
2	Iron Mountain Inc.	14,574,093	401,371
2	CubeSmart	12,310,849	385,206
2	Sovran Self Storage Inc.	2,838,647	319,859
2	EPR Properties	4,205,390	252,113
2	Corrections Corp. of
	America	8,521,696	245,510
2	Gaming and Leisure
	Properties Inc.	6,666,755	173,869
2	CyrusOne Inc.	4,579,550	168,756
2	GEO Group Inc.	5,431,817	160,673
2	DuPont Fabros
	Technology Inc.	4,756,623	157,777
2	CoreSite Realty Corp.	2,191,968	140,593
2	QTS Realty Trust Inc.
	Class A	2,834,048	130,933
			8,317,997
Total Real Estate Investment Trusts
(Cost $45,695,800)			51,385,278

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
3,[4] Vanguard Market
Liquidity Fund,
0.441%	229,188,000	229,188

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[5,6] Federal Home Loan Bank
Discount Notes,
0.315%, 3/2/16	5,000	4,999
Total Temporary Cash Investments
(Cost $234,187)		234,187
Total Investments (100.3%)
(Cost $45,929,987)		51,619,465
Other Assets and Liabilities (-0.3%)
Other Assets		88,537
Liabilities [4]		(265,427)
		(176,890)
Net Assets (100%)		51,442,575

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		2,155,809
Affiliated Vanguard Funds		229,188
Other Affiliated Issuers		49,234,468
Total Investments in Securities		51,619,465
Investment in Vanguard		4,610
Receivables for Accrued Income		55,002
Receivables for Capital Shares Issued		24,830
Other Assets		4,095
Total Assets		51,708,002
Liabilities
Payables for Investment Securities
Purchased		35,307
Collateral for Securities on Loan		174,378
Payables for Capital Shares Redeemed		22,261
Payables to Vanguard		30,590
Other Liabilities		2,891
Total Liabilities		265,427
Net Assets		51,442,575

REIT Index Fund

At January 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	45,746,681
Undistributed Net Investment Income	71,700
Accumulated Net Realized Losses	(62,404)
Unrealized Appreciation (Depreciation)
Investment Securities	5,689,478
Swap Contracts	(2,880)
Net Assets	51,442,575

Investor Shares—Net Assets
Applicable to 102,435,721 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,621,411
Net Asset Value Per Share—
Investor Shares	$25.59

ETF Shares—Net Assets
Applicable to 350,534,542 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	27,007,017
Net Asset Value Per Share—
ETF Shares	$77.05

Amount
($000)
Admiral Shares—Net Assets
Applicable to 137,639,417 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	15,028,886
Net Asset Value Per Share—
Admiral Shares	$109.19

Institutional Shares—Net Assets
Applicable to 401,507,867 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,785,261
Net Asset Value Per Share—
Institutional Shares	$16.90

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $171,069,000.
* Non-income-producing security.
1 The fund invests a portion of its assets in Real Estate Investment Trusts through the use of swap contracts. After giving effect to swap investments, the fund’s effective Real Estate Investment Trust and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $174,378,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $2,360,000 have been segregated as collateral for open swap contracts. After January 31, the fund posted additional collateral of $2,052,000 in connection with open swap contracts as of January 31, 2016.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Statement of Operations

Year Ended
January 31, 2016
($000)
Investment Income
Income
Dividends	1,488,943
Interest	69
Securities Lending	558
Total Income	1,489,570
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,462
Management and Administrative—Investor Shares	6,297
Management and Administrative—ETF Shares	26,634
Management and Administrative—Admiral Shares	15,139
Management and Administrative—Institutional Shares	5,757
Marketing and Distribution—Investor Shares	658
Marketing and Distribution—ETF Shares	2,518
Marketing and Distribution—Admiral Shares	1,572
Marketing and Distribution—Institutional Shares	414
Custodian Fees	472
Auditing Fees	44
Shareholders’ Reports—Investor Shares	68
Shareholders’ Reports—ETF Shares	806
Shareholders’ Reports—Admiral Shares	123
Shareholders’ Reports—Institutional Shares	65
Trustees’ Fees and Expenses	31
Total Expenses	64,060
Net Investment Income	1,425,510
Realized Net Gain (Loss)
Capital Gain Distributions Received	369,288
Investment Securities Sold	2,513,086
Futures Contracts	(7,857)
Swap Contracts	(529)
Realized Net Gain (Loss)	2,873,988
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(8,491,475)
Swap Contracts	(3,388)
Change in Unrealized Appreciation (Depreciation)	(8,494,863)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,195,365)

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,425,510	1,203,285
Realized Net Gain (Loss)	2,873,988	1,709,516
Change in Unrealized Appreciation (Depreciation)	(8,494,863)	10,090,274
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,195,365)	13,003,075
Distributions
Net Investment Income
Investor Shares	(72,647)	(68,973)
ETF Shares	(728,106)	(633,652)
Admiral Shares	(407,189)	(293,740)
Signal Shares	—	(33,243)
Institutional Shares	(184,580)	(137,277)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
Return of Capital
Investor Shares	(31,917)	(34,438)
ETF Shares	(319,892)	(316,380)
Admiral Shares	(178,898)	(146,663)
Signal Shares	—	(16,598)
Institutional Shares	(81,095)	(68,541)
Total Distributions	(2,004,324)	(1,749,506)
Capital Share Transactions
Investor Shares	(257,705)	49,773
ETF Shares	836,661	4,976,714
Admiral Shares	1,058,869	4,832,918
Signal Shares	—	(2,716,295)
Institutional Shares	773,129	1,514,112
Net Increase (Decrease) from Capital Share Transactions	2,410,954	8,657,222
Total Increase (Decrease)	(3,788,735)	19,910,792
Net Assets
Beginning of Period	55,231,310	35,320,518
End of Period[1]	51,442,575	55,231,310
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $71,700,000 and $39,241,000. See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$28.73	$22.37	$22.66	$20.50	$18.99
Investment Operations
Net Investment Income	.711	.645	.579	.514	.442
Net Realized and Unrealized Gain (Loss)
on Investments	(2.851)	6.650	.025	2.393	1.722
Total from Investment Operations	(2.140)	7.295	.604	2.907	2.164
Distributions
Dividends from Net Investment Income	(.695)	(.624)	(. 626)	(. 514)	(.439)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(. 305)	(. 311)	(. 268)	(. 233)	(. 215)
Total Distributions	(1.000)	(.935)	(.894)	(.747)	(.654)
Net Asset Value, End of Period	$25.59	$28.73	$22.37	$22.66	$20.50

Total Return[1]	-7.44%	33.29%	2.78%	14.45%	11.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,621	$3,231	$2,482	$2,817	$2,565
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.66%	2.56%	2.51%	2.39%	2.30%
Portfolio Turnover Rate[2]	11%	8%	11%	9%	10%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$86.49	$67.36	$68.24	$61.72	$57.17
Investment Operations
Net Investment Income	2.217	2.011	1.814	1.613	1.384
Net Realized and Unrealized Gain (Loss)
on Investments	(8.533)	20.038	.097	7.250	5.216
Total from Investment Operations	(6.316)	22.049	1.911	8.863	6.600
Distributions
Dividends from Net Investment Income	(2.170)	(1.947)	(1.955)	(1.612)	(1.375)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(. 954)	(.972)	(. 836)	(.731)	(.675)
Total Distributions	(3.124)	(2.919)	(2.791)	(2.343)	(2.050)
Net Asset Value, End of Period	$77.05	$86.49	$67.36	$68.24	$61.72

Total Return	-7.31%	33.41%	2.93%	14.64%	11.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,007	$29,487	$18,528	$16,983	$10,410
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.80%	2.70%	2.65%	2.53%	2.44%
Portfolio Turnover Rate[1]	11%	8%	11%	9%	10%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$122.58	$95.46	$96.70	$87.47	$81.03
Investment Operations
Net Investment Income	3.142	2.852	2.569	2.285	1.960
Net Realized and Unrealized Gain (Loss)
on Investments	(12.105)	28.403	.148	10.263	7.385
Total from Investment Operations	(8.963)	31.255	2.717	12.548	9.345
Distributions
Dividends from Net Investment Income	(3.076)	(2.758)	(2.772)	(2.283)	(1.948)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(1.351)	(1.377)	(1.185)	(1.035)	(. 957)
Total Distributions	(4.427)	(4.135)	(3.957)	(3.318)	(2.905)
Net Asset Value, End of Period	$109.19	$122.58	$95.46	$96.70	$87.47

Total Return[1]	-7.30%	33.46%	2.94%	14.63%	11.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,029	$15,725	$7,987	$7,399	$5,612
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	2.80%	2.70%	2.65%	2.53%	2.44%
Portfolio Turnover Rate[2]	11%	8%	11%	9%	10%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.97	$14.78	$14.97	$13.54	$12.54
Investment Operations
Net Investment Income	. 489.444		.400	.356	.305
Net Realized and Unrealized Gain (Loss)
on Investments	(1.870)	4.390	.025	1.590	1.148
Total from Investment Operations	(1.381)	4.834	.425	1.946	1.453
Distributions
Dividends from Net Investment Income	(.479)	(.430)	(.431)	(.355)	(.304)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(. 210)	(. 214)	(.184)	(.161)	(.149)
Total Distributions	(.689)	(.644)	(. 615)	(. 516)	(. 453)
Net Asset Value, End of Period	$16.90	$18.97	$14.78	$14.97	$13.54

Total Return[1]	-7.27%	33.43%	2.97%	14.66%	12.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,785	$6,788	$3,922	$3,185	$2,324
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.82%	2.72%	2.67%	2.55%	2.46%
Portfolio Turnover Rate [2]	11%	8%	11%	9%	10%
1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Notes to Financial Statements

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Prior to October 24, 2014, the fund offered Signal Shares. Effective October 24, 2014, the Signal Shares were converted to Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

REIT Index Fund

During the year ended January 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at January 31, 2016.

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended January 31, 2016, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions declared by the fund are reallocated at fiscal year-end to ordinary income, capital gain, and return of capital to reflect their tax character.

REIT Index Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2016, or at any time during the period then ended.

8. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

REIT Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2016, the fund had contributed to Vanguard capital in the amount of $4,610,000, representing 0.01% of the fund’s net assets and 1.84% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Real Estate Investment Trusts	51,385,278	—	—
Temporary Cash Investments	229,188	4,999	—
Swap Contracts—Liabilities	—	(2,880)	—
Total	51,614,466	2,119	—

D. At January 31, 2016, the fund had the following open total return swap contracts:

				Floating	Unrealized
			Notional	Interest Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)	($000)
Empire State Reality Trust Inc.	2/11/16	GSBUSA	40,353	(0.425%)	(2,336)
Empire State Reality Trust Inc.	3/2/16	GSBUSA	2,580	(0.425%)	(98)
Empire State Reality Trust Inc.	4/12/16	GSBUSA	11,698	(0.425%)	(446)
					(2,880)
GSBUSA—Goldman Sachs Bank USA.

REIT Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2016, the fund realized $2,732,245,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes. Realized losses of $529,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at January 31, 2016, the fund had no ordinary income available for distribution. At January 31, 2016, the fund had available capital losses totaling $62,404,000 to offset future net capital gains. Of this amount, $49,403,000 is subject to expiration on January 31, 2018. Capital losses of $13,001,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At January 31, 2016, the cost of investment securities for tax purposes was $45,929,987,000. Net unrealized appreciation of investment securities for tax purposes was $5,689,478,000, consisting of unrealized gains of $8,392,256,000 on securities that had risen in value since their purchase and $2,702,778,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2016, the fund purchased $15,411,544,000 of investment securities and sold $12,982,061,000 of investment securities, other than temporary cash investments. Purchases and sales include $7,162,020,000 and $7,436,101,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

REIT Index Fund

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	559,943	20,973	738,968	29,122
Issued in Lieu of Cash Distributions	98,734	3,809	97,718	3,906
Redeemed	(916,382)	(34,822)	(786,913)	(31,504)
Net Increase (Decrease)—Investor Shares	(257,705)	(10,040)	49,773	1,524
ETF Shares
Issued	8,300,504	104,710	8,521,764	112,270
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(7,463,843)	(95,100)	(3,545,050)	(46,400)
Net Increase (Decrease)—ETF Shares	836,661	9,610	4,976,714	65,870
Admiral Shares
Issued[1]	3,269,367	28,897	5,995,731	55,276
Issued in Lieu of Cash Distributions	524,621	4,749	395,994	3,684
Redeemed	(2,735,119)	(24,294)	(1,558,807)	(14,336)
Net Increase (Decrease) —Admiral Shares	1,058,869	9,352	4,832,918	44,624
Signal Shares
Issued	—	—	484,643	17,696
Issued in Lieu of Cash Distributions	—	—	43,664	1,602
Redeemed[1]	—	—	(3,244,602)	(113,549)
Net Increase (Decrease)—Signal Shares	—	—	(2,716,295)	(94,251)
Institutional Shares
Issued	1,828,326	104,466	2,211,332	133,106
Issued in Lieu of Cash Distributions	244,166	14,282	182,937	11,052
Redeemed	(1,299,363)	(75,011)	(880,157)	(51,836)
Net Increase (Decrease) —Institutional Shares	773,129	43,737	1,514,112	92,322
1 Admiral Shares Issued and Signal Shares Redeemed include $2,331,915,000 from the conversion of Signal Shares to Admiral Shares during the 2015 fiscal year.

REIT Index Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
January 31,			Proceeds			January 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Acadia Realty Trust	186,282	32,616	36,230	4,067	1,934	170,801
Agree Realty Corp.	45,236	11,549	7,866	1,957	—	52,050
Alexandria Real Estate
Equities Inc.	530,554	100,150	116,001	15,800	—	416,568
American Assets Trust Inc.	121,994	22,402	33,577	1,766	102	91,654
American Campus
Communities Inc.	349,775	75,890	66,397	3,728	4,243	344,896
American Homes 4 Rent Class A	NA2	46,573	40,034	1,562	—	183,983
American Realty Capital
Properties Inc.	637,844	49,041	86,474	—	—	NA3
American Residential
Properties Inc.	40,659	7,253	9,017	220	—	37,742
Apartment Investment &
Management Co. Class A	449,901	73,525	68,500	5,951	7,319	445,234
Apple Hospitality REIT Inc.	—	243,344	7,323	2,347	5	221,790
Ashford Hospitality Prime Inc.	33,045	9,371	7,266	670	—	22,738
Ashford Hospitality Trust Inc.	78,881	10,999	15,534	169	—	38,693
Associated Estates Realty Corp.	108,926	9,556	15,583	921	—	—
AvalonBay Communities Inc.	1,720,050	358,928	394,675	39,464	8,083	1,658,413
BioMed Realty Trust Inc.	361,788	70,531	393,235	207	3,670	—
Boston Properties Inc.	1,610,592	300,351	352,950	23,601	18,807	1,298,614
Brandywine Realty Trust	221,786	39,290	42,318	4,587	1,826	167,964
Camden Property Trust	500,395	103,923	115,120	11,742	5,718	482,237
Campus Crest Communities Inc.	33,913	5,765	6,695	—	—	32,564
Care Capital Properties Inc.	—	21,752	19,633	6,497	—	181,040
CareTrust REIT Inc.	28,934	18,726	5,652	1,725	—	34,305
CBL & Associates Properties Inc.	266,214	39,533	49,441	12,985	—	133,340
Cedar Realty Trust Inc.	43,300	6,537	7,625	212	—	37,071
Chatham Lodging Trust	88,855	13,314	15,341	3,364	183	52,607
Chesapeake Lodging Trust	151,062	37,329	29,375	5,944	—	109,064
Columbia Property Trust Inc.	—	254,318	30,064	2,573	—	192,576
CoreSite Realty Corp.	71,802	53,143	23,318	3,396	—	140,593
Corporate Office Properties Trust	210,486	33,156	37,607	1,671	5,723	153,354
Corrections Corp. of America	347,134	57,148	68,452	13,683	—	245,510

REIT Index Fund

			Current Period Transactions
	January 31,		Proceeds			January 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Cousins Properties Inc.	175,054	30,052	38,650	2,531	2,329	129,102
CubeSmart	277,623	91,063	62,812	7,852	411	385,206
CyrusOne Inc.	78,193	84,193	28,217	856	—	168,756
DCT Industrial Trust Inc.	238,684	59,059	53,031	6,074	626	230,020
DDR Corp.	454,185	80,228	92,437	6,731	—	383,192
DiamondRock Hospitality Co.	215,618	35,679	39,183	7,164	—	121,225
Digital Realty Trust Inc.	749,429	146,438	168,450	31,625	1,653	791,470
Douglas Emmett Inc.	296,179	62,456	69,678	2,995	—	299,109
Duke Realty Corp.	564,722	107,059	118,425	937	21,516	505,731
DuPont Fabros Technology Inc.	186,072	30,305	37,298	8,173	—	157,777
EastGroup Properties Inc.	155,010	27,906	30,125	5,198	162	125,524
Education Realty Trust Inc.	122,102	63,741	26,812	3,513	10	177,424
EPR Properties	279,585	50,529	55,166	12,911	—	252,113
Equinix Inc.	—	1,435,359	94,528	50,815	—	1,507,139
Equity Commonwealth	231,741	54,525	48,972	—	—	241,186
Equity LifeStyle Properties Inc.	330,777	72,189	81,493	8,185	—	384,029
Equity Residential	2,021,483	460,810	416,580	42,086	15,064	2,042,285
Essex Property Trust Inc.	1,087,992	232,675	233,997	26,758	190	1,019,484
Excel Trust Inc.	65,103	4,850	10,219	74	9	—
Extra Space Storage Inc.	551,588	161,389	140,501	17,915	76	770,152
Federal Realty Investment Trust	738,245	150,759	160,362	17,720	176	758,676
FelCor Lodging Trust Inc.	84,953	35,020	19,767	260	—	68,987
First Industrial Realty Trust Inc.	182,175	34,731	40,107	3,069	989	165,937
First Potomac Realty Trust	57,107	9,102	10,661	1,355	504	41,900
Franklin Street Properties Corp.	88,106	14,403	17,575	3,929	583	64,052
Gaming and Leisure
Properties Inc.	222,368	43,442	49,917	13,361	8	173,869
GEO Group Inc.	239,706	41,771	44,240	10,322	—	160,673
Getty Realty Corp.	37,636	6,027	7,426	1,861	361	34,742
Global Net Lease Inc.	—	111,286	2,828	1,302	—	86,098
Government Properties
Income Trust	121,586	17,981	21,490	4,573	1,391	71,036
Gramercy Property Trust	93,966	48,530	25,443	3,805	—	223,553
HCP Inc.	1,644,529	275,723	317,657	72,151	997	1,209,735
Health Care REIT Inc.	2,011,377	330,487	321,399	40,926	20,680	NA4
Healthcare Realty Trust Inc.	222,376	39,556	40,199	4,463	3,704	212,202
Healthcare Trust of America Inc.
Class A	266,921	56,323	49,733	8,655	—	259,182

REIT Index Fund

			Current Period Transactions
January 31,			Proceeds			January 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Hersha Hospitality Trust Class A	101,736	16,033	33,104	3,317	—	54,991
Highwoods Properties Inc.	322,038	62,823	62,021	10,166	901	289,601
Home Properties Inc.	306,547	36,462	209,204	—	6,700	—
Hospitality Properties Trust	370,178	64,914	75,402	22,088	—	260,007
Host Hotels & Resorts Inc.	1,312,554	214,720	268,098	37,891	5,578	756,975
Hudson Pacific Properties Inc.	172,701	44,592	37,622	3,087	—	140,618
Inland Real Estate Corp.	77,782	12,745	15,138	3,086	—	70,486
Investors Real Estate Trust	71,727	12,807	9,243	2,156	447	59,539
Iron Mountain Inc.	495,876	165,841	89,275	23,298	—	401,371
Kilroy Realty Corp.	467,679	106,005	78,840	6,306	2,512	374,829
Kimco Realty Corp.	861,821	163,367	185,004	259	28,729	817,371
Kite Realty Group Trust	192,742	32,066	38,268	4,865	808	160,639
LaSalle Hotel Properties	342,592	54,805	64,820	13,939	—	182,397
Lexington Realty Trust	180,183	27,423	30,337	6,989	—	113,445
Liberty Property Trust	452,568	76,688	87,547	15,931	4,326	319,745
LTC Properties Inc.	124,036	22,180	26,650	4,349	60	112,602
Macerich Co.	917,713	169,891	239,278	29,371	36,123	763,505
Mack-Cali Realty Corp.	125,131	25,690	28,892	3,307	356	128,020
Medical Properties Trust Inc.	236,916	63,766	44,882	12,445	—	187,231
Mid-America Apartment
Communities Inc.	452,270	95,210	108,930	17,026	70	514,589
Monmouth Real Estate
Investment Corp.	48,113	8,042	8,607	1,415	154	41,025
Monogram Residential Trust Inc.	—	118,157	3,267	855	—	100,378
National Health Investors Inc.	188,389	38,430	33,080	6,618	1,740	157,530
National Retail Properties Inc.	406,303	95,637	82,039	13,926	159	420,011
New Senior Investment
Group Inc.	92,138	31,821	25,250	—	—	57,894
New York REIT Inc.	128,294	25,062	28,419	450	122	121,559
NorthStar Realty Europe Corp.	—	50,688	2,084	570	—	39,755
NorthStar Realty Finance Corp.	—	493,054	34,063	125	—	157,525
Omega Healthcare Investors Inc.	423,166	175,140	97,374	16,786	—	426,777
One Liberty Properties Inc.	24,002	3,804	4,083	679	820	19,954
Paramount Group Inc.	—	241,864	29,329	1,309	—	189,849
Parkway Properties Inc.	106,488	23,515	18,736	1,610	—	82,026
Pebblebrook Hotel Trust	249,828	41,131	48,493	6,391	—	127,666
Pennsylvania REIT	124,845	21,763	25,585	—	—	98,553
Physicians Realty Trust	85,496	63,268	19,576	1,590	—	131,251

REIT Index Fund

			Current Period Transactions
January 31,			Proceeds			January 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Piedmont Office Realty Trust
Inc. Class A	228,541	42,163	53,414	4,035	5,519	203,823
Post Properties Inc.	250,611	47,774	55,581	4,984	1,758	227,617
Prologis Inc.	1,710,618	328,823	313,227	16,341	40,207	1,505,298
PS Business Parks Inc.	128,785	23,809	27,376	2,860	341	127,430
Public Storage	2,233,776	491,224	553,847	68,488	264	2,712,576
QTS Realty Trust Inc. Class A	NA2	91,438	20,498	2,950	—	130,933
RAIT Financial Trust	44,156	9,092	7,799	405	2,348	16,910
Ramco-Gershenson
Properties Trust	113,783	20,025	20,797	3,718	—	98,454
Realty Income Corp.	916,793	179,917	165,698	29,141	—	953,458
Regency Centers Corp.	480,142	96,277	103,433	10,176	669	495,998
Retail Opportunity
Investments Corp.	122,126	32,834	27,490	3,574	—	132,869
Retail Properties of America Inc.	317,368	53,885	63,480	8,516	—	267,703
Rexford Industrial Realty Inc.	—	51,175	1,910	297	19	50,087
RLJ Lodging Trust	341,227	54,937	70,498	12,498	—	174,044
Rouse Properties Inc.	NA2	14,698	8,897	786	—	51,719
Ryman Hospitality Properties Inc. 191,182		36,850	43,567	8,148	777	157,637
Sabra Health Care REIT Inc.	132,097	40,473	22,188	4,150	75	87,029
Select Income REIT	NA [2]	60,803	16,331	5,379	3,883	92,154
Senior Housing Properties Trust	359,853	108,383	68,704	15,491	—	250,111
Seritage Growth Properties
Class A	—	68,316	2,167	866	—	70,269
Silver Bay Realty Trust Corp.	43,247	7,973	12,329	158	—	34,765
Simon Property Group Inc.	4,679,203	908,092	1,073,108	131,186	7,897	4,193,915
SL Green Realty Corp.	913,370	182,107	179,754	903	16,975	700,929
Sovran Self Storage Inc.	239,103	80,676	46,647	8,395	—	319,859
Spirit Realty Capital Inc.	388,890	104,337	80,829	13,134	—	336,675
STAG Industrial Inc.	126,405	22,764	20,084	3,743	—	83,885
Starwood Waypoint
Residential Trust	71,001	11,771	16,686	1,792	—	NA5
Strategic Hotels & Resorts Inc.	258,483	40,918	308,582	—	—	NA5
Summit Hotel Properties Inc.	83,520	15,716	18,490	2,987	—	63,978
Sun Communities Inc.	229,854	74,288	47,903	4,033	2,720	252,039
Sunstone Hotel Investors Inc.	267,957	49,733	53,757	9,876	11,198	185,934
Tanger Factory Outlet
Centers Inc.	286,091	49,175	58,445	9,243	142	223,094

REIT Index Fund

			Current Period Transactions
	January 31,		Proceeds			January 31,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Terreno Realty Corp.	—	68,179	2,136	328	—	66,683
Taubman Centers Inc.	393,456	70,523	95,769	9,733	3	314,608
Tier REIT Inc.	—	50,091	1,588	336	—	48,720
UDR Inc.	634,783	143,607	139,835	11,438	9,279	678,523
Universal Health Realty
Income Trust	50,058	8,052	8,377	1,964	—	46,780
Urban Edge Properties	152,107	50,281	32,022	5,457	—	175,563
Vanguard Market Liquidity Fund	135,804	NA6	NA6	64	—	229,188
Ventas Inc.	1,958,845	315,047	345,187	67,252	—	1,331,908
VEREIT Inc.	NA [3]	69,601	58,820	13,339	4,245	507,748
Vornado Realty Trust	1,413,772	258,918	300,626	—	31,413	1,091,975
Washington REIT	145,107	26,596	28,322	4,931	—	125,120
Weingarten Realty Investors	330,052	62,335	69,102	10,818	503	298,894
Welltower Inc.	NA4	170,295	92,644	12,393	8,090	1,593,124
Whitestone REIT	27,079	8,026	4,853	1,125	28	21,604
Winthrop Realty Trust	41,981	6,129	12,458	5,009	—	29,655
WP Carey Inc.	487,167	119,280	89,751	25,049	—	420,341
WP Glimcher Inc.	246,866	35,189	42,350	11,540	—	122,417
Xenia Hotels & Resorts Inc.	—	195,901	21,126	5,118	—	112,932
	52,968,710			1,447,301	367,010	49,463,656
1 Includes net realized gain (loss) on affiliated investment securities sold of $1,349,060,000.
2 Not applicable—at January 31, 2015, the issuer was not an affiliated company of the fund.
3 Not applicable—in July 2015, American Realty Capital Properties Inc. changed its name to VEREIT Inc.
4 Not applicable—in September 2015, Health Care REIT Inc. changed its name to Welltower Inc.
5 Not applicable—at January 31, 2016, the issuer was not an affiliated company of the fund.
6 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2016, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard REIT Index Fund:

In our opinion, the accompanying statement of net assets, statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard REIT Index Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 14, 2016

Special 2015 tax information (unaudited) for Vanguard REIT Index Fund

This information for the fiscal year ended January 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $59,232,000 of qualified dividend income to shareholders during the fiscal year.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: REIT Index Fund Investor Shares
Periods Ended January 31, 2016

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-7.44%	10.16%	6.29%
Returns After Taxes on Distributions	-8.50	9.06	5.11
Returns After Taxes on Distributions and Sale of Fund Shares	-4.21	7.52	4.45

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Fund	7/31/2015	1/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$998.45	$1.36
ETF Shares	1,000.00	999.00	0.66
Admiral Shares	1,000.00	999.12	0.66
Institutional Shares	1,000.00	999.36	0.55
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.84	$1.38
ETF Shares	1,000.00	1,024.55	0.66
Admiral Shares	1,000.00	1,024.55	0.66
Institutional Shares	1,000.00	1,024.65	0.56
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.27% for Investor Shares, 0.13% for ETF Shares, 0.13% for Admiral Shares, and 0.11% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments. This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying stocks.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

REIT Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College and	Chief Executive Officer and President, 1996–2008
Chairman of its Finance and Enrollment Committee;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The funds or securities referred to herein are not
Direct Investor Account Services > 800-662-2739	sponsored, endorsed, or promoted by MSCI, and MSCI
Institutional Investor Services > 800-523-1036	bears no liability with respect to any such funds or
Text Telephone for People	securities. The prospectus or the Statement of
Who Are Deaf or Hard of Hearing> 800-749-7273	Additional Information contains a more detailed
description of the limited relationship MSCI has with
This material may be used in conjunction	Vanguard and any related funds.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1230 032016

Annual Report | January 31, 2016

Vanguard Dividend Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents

Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangement.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2016
Total
Returns
Vanguard Dividend Growth Fund	2.44%
NASDAQ US Dividend Achievers Select Index	-0.78
Large-Cap Core Funds Average	-2.84
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
January 31, 2015, Through January 31, 2016

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Dividend Growth Fund	$22.47	$21.78	$0.432	$0.845

1

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended January 31, 2016, Vanguard Dividend Growth Fund returned 2.44%, outpacing the –0.78% return of its benchmark, the NASDAQ US Dividend Achievers Select Index. The fund significantly outperformed the broad U.S. stock market, as well as the average return of its large-capitalization core peers.

Four of the fund’s nine industry sectors posted positive results. Consumer discretionary and information technology stocks contributed most to the fund’s overall result. The fund outperformed its benchmark in all but two sectors—consumer staples and utilities.

The fund’s 30-day SEC yield fell slightly, from 2.10% at the start of the fiscal year to 2.01% at the end.

Stocks changed direction as global concerns grew
The broad U.S. stock market returned –2.48% for the 12 months. Stocks deteriorated after a solid first half as investors grew more concerned that China’s economic slowdown would spread globally. Oil and commodity prices continued to fall, hurting producers but favoring consumers.

In December, the Federal Reserve ended months of uncertainty when it raised its target for short-term interest rates to 0.25%–0.5%. Central banks in Europe and

2

Asia moved in the opposite direction, adding to their stimulus measures to combat weak growth and low inflation.

International stocks, which returned about –11%, were hindered by the U.S. dollar’s strength against many foreign currencies. Although emerging markets slipped the most, stocks from the developed markets of the Pacific region and Europe also posted negative results.

Yields moved up and down, leaving bond results nearly flat
Although bonds surged in January, the broad U.S. taxable bond market returned –0.16% for the fiscal year. Bonds languished earlier in the period, when stocks were on firmer ground and many thought the Fed would raise interest rates sooner than it did. Market turmoil in January seemed to remind investors of bonds’ appeal as both a diversifier and ballast for a portfolio.

After many ups and downs, the yield of the 10-year Treasury note ended January at 1.98%, up from 1.75% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.78%, hurt by the dollar’s strength. Without this currency effect, returns were modestly positive.

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-1.82%	10.94%	10.68%
Russell 2000 Index (Small-caps)	-9.92	6.11	7.25
Russell 3000 Index (Broad U.S. market)	-2.48	10.55	10.40
FTSE All-World ex US Index (International)	-11.28	-1.67	-0.14

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-0.16%	2.15%	3.51%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.71	3.42	5.75
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.02	0.04

CPI
Consumer Price Index	1.37%	0.95%	1.47%

3

Money market funds and savings accounts generated scant returns as the Fed’s long-running 0%–0.25% rate target persisted until December.

Consumer discretionary and IT lifted the fund’s relative returns
Vanguard Dividend Growth Fund focuses on high-quality large-cap companies that are able and committed to increasing their dividends over time. Unlike other dividend-oriented funds, Dividend Growth isn’t designed to provide maximum current income. And, unlike its benchmark, the fund isn’t limited to stocks that have consistently raised their dividends for ten or more years. This gives the fund’s advisor, Wellington Management Company, more flexibility in choosing top-performing stocks that may fail to meet the benchmark’s criteria.

During the most recent fiscal year, the fund’s distinctive approach worked in its favor. As I mentioned, the fund surpassed both its benchmark and the average return of its peer group.

Results among the fund’s nine market sectors were mixed. Double-digit gains from holdings in consumer discretionary and information technology contributed most to overall performance, while significantly boosting the fund relative to its benchmark.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Dividend Growth Fund	0.32%	1.11%
The fund expense ratio shown is from the prospectus dated May 28, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2016, the fund’s expense ratio was 0.33%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Large-Cap Core Funds.

4

Consumer discretionary stocks generally benefited from an uptick in consumers’ confidence and their willingness and ability to spend. In IT, consulting services and system software companies led the way. More moderate positive results in financials and health care also added to the fund’s total return.

Holdings in the industrial sector—an area hit hard by tumbling commodity prices—weighed most heavily on the fund’s result. However, limited exposure to some of the sector’s poorer performers helped soften the blow compared with the benchmark. Amid falling oil prices, energy stocks performed poorly. The fund recorded a modestly negative return in the sector—still notably better than the steep decline of the benchmark’s energy stocks.

Consumer staples and utilities were the only sectors in which the fund lagged its benchmark. The fund posted negative results in both sectors, while their index counterparts advanced modestly.

The fund’s record remained admirable over a volatile decade
For the decade ended January 31, 2016, Vanguard Dividend Growth Fund posted an average annual return of 8.35%, outpacing both its benchmark index (+5.73%) and peer group average (+5.04%).

This performance is especially commendable when you consider the extreme volatility the fund contended with during the ten-year period, which included the worst global recession since the Great Depression.

Total Returns
Ten Years Ended January 31, 2016
Average
Annual Return
Dividend Growth Fund	8.35%
Dividend Growth Spliced Index	5.73
Large-Cap Core Funds Average	5.04
For a benchmark description, see the Glossary.
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

The fund’s admirable track record is a credit to the experience and talent of Wellington, which has managed the fund since its inception in 1992. I’d also like to congratulate Don Kilbride, senior managing director and equity portfolio manager at Wellington, on his tenth anniversary as portfolio manager for Dividend Growth. His and Wellington’s efforts over the years have been aided by the fund’s low costs, which allow investors to keep more of the return on their investment.

To reach your long-term goals, be realistic and try to save more
Although there have been times when it felt as if stocks and bonds were riding a roller coaster, the markets have generally risen in recent years. The broad global stock market in particular has posted some impressive gains since its turnaround began in 2009.

But 2015 and, especially, the start of 2016 brought stark reminders that investments can disappoint. The U.S. stock and bond markets were barely positive in 2015, and

Vanguard’s outlook for investors: Not bearish, but cautious

In Vanguard’s recently published global economic and investment outlook, Global Chief Economist Joseph Davis and his team discuss various market and economic events 2016 may bring, along with challenges and opportunities for investors.

Our forecast includes “frustratingly fragile” economic growth and more modest long-term returns from the global stock and bond markets. The report cautions that for the decade ending 2025, returns for a balanced portfolio are likely to be moderately below historical averages.

Our simulations indicate that the average annualized returns of a 60% equity/40% bond portfolio for the decade are most likely to be centered in the 3%–5% range after inflation, below the actual average after-inflation return of 5.5% for the same portfolio since 1926.

Even so, Vanguard’s steadfast belief in its principles for investing success—focusing on clear goals, a suitable asset allocation, low costs, and long-term discipline—remains unchanged.

For more information about our expectations and the probability of various outcomes, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model® (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from VCMM, derived from 10,000 simulations for U.S. equity returns and fixed income returns. Simulations as of September 30, 2015. Results from the model may vary with each use and over time. For more information, please see page 7.

6

international stocks and unhedged bonds finished in the red. In January 2016, many stock markets fell into or near bear-market territory. (A decline of 20% or more lasting at least two months generally qualifies as a bear market.)

In Vanguard’s recently updated long-term look at the economy and markets, our global economists explain why they expect growth to remain “frustratingly fragile” and why their market outlook is the most guarded since 2006. (For more details, see the box on page 6 and Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Given these muted expectations, what’s the best course of action? I’ve often encouraged shareholders to focus on the things they can control. That advice holds true today.

Consider saving more than you think you may need. That’s one way you can prepare for the volatility that may lie ahead, particularly as markets adjust to changes in policies from the Fed and other central banks.

As always, investors would be well-served to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time.

The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based.

The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard’s primary investment research and advice teams. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the VCMM is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data from as early as 1960. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

7

Each of these principles—along with saving more—is within your control, and focusing on them can keep you on the right path.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 11, 2016

Advisor’s Report

Vanguard Dividend Growth Fund returned 2.44% for the 12 months ended January 31, 2016, outperforming the –0.78% return of its benchmark, the NASDAQ US Dividend Achievers Select Index.

The investment environment
From our perspective, the global investment narrative is slowly coalescing around a single dominant theme: China. This should come as no surprise. Not only is China the world’s second-largest economy, but it also has been the dominant source of incremental global growth for much of the last decade. China’s fortunes have had a profoundly positive impact on markets for some time. Yet it was clear that its eventual slowdown would have an equally profound impact.

Global markets, including commodities, equities, and currencies, continued to swoon in the face of China’s weakness. Complicating the matter is a lack of confidence about the data. Is the country’s growth rate slowing from 10% to 7%, as the official data would suggest? Or is the slowdown far more severe?

Other factors are likely to weigh on markets in the next year. They include the U.S. presidential election; oil prices; global central bank policy, interest rates, and currencies; and geopolitical strife. These are only a few of the factors.

Our central view remains one of caution, as many of these factors appear to be challenges to healthy economic activity and healthy markets.

The fund’s successes
The fund’s holdings in the consumer discretionary, information technology, financial, and health care sectors were the biggest absolute contributors over the fiscal year.

Among the top contributors were Microsoft and Accenture (both in information technology) and Nike and McDonald’s (both in consumer discretionary).

McDonald’s stock jumped after management reported solid third-quarter results, including earnings per share that beat analyst estimates and better-than-expected same-store sales growth in all regions. The report helped assure many investors that the company’s turnaround efforts were well under way. We continue to favor the stock as an attractive total-return vehicle, particularly because of the company’s history of annual dividend increases. McDonald’s maintains a strong competitive position across the globe and generates robust cash flows. It was among the fund’s ten largest holdings at the end of the period.

On a “run-rate” basis, the companies held in the portfolio are collectively expected to produce asset-weighted dividend growth of 17% for calendar year 2016. Our run-rate calculation is a rough estimate of potential dividend growth. It takes a company’s current declared dividend rate, annualizes it, and compares it with the previous year’s actual dividend rate. This calculation does not accurately reflect

9

dividend increases that may be announced later in the year, nor does it take into account the dollar amounts of such increases. Therefore, although companies in the early stages of dividend growth tend to show large percentage increases, the cash dividend may be small. Despite these shortcomings, we view this estimate as a reasonable report card.

Among holdings with recent notable dividend run-rate increases were Honeywell and Accenture.

The fund’s shortfalls
On an absolute basis, our holdings in industrials, consumer staples, materials, and energy detracted the most from performance.

Our biggest absolute detractors included Wal-Mart (consumer staples), American Express (financials), and United Technologies and Union Pacific (both in industrials).

Wal-Mart, the world’s largest retailer, issued negative earnings guidance in October, and management trimmed its sales and earnings guidance for the next several years. The company is facing greater competition from internet retailers and is increasing its spending because of investments in employees (stemming from minimum wage increases) and e-commerce. We started trimming our Wal-Mart holdings during the third quarter, before the negative earnings guidance was issued. We trimmed them further in November after the stock bounced following the retailer’s better-than-expected official earnings release. We sold our remaining holdings in December to pursue more attractive opportunities.

Although we would prefer that all stocks in the fund perform well at all times, some will inevitably hinder performance over a given period. We assess a stock’s contribution to the fund over a longer period, with a consistent focus on dividend action.

The fund’s positioning and investment strategy
Our primary objective is to identify companies that we believe will steadily and reliably increase their dividend payments. We seek to meet this objective by carefully building Vanguard Dividend Growth Fund one stock at a time, giving central consideration to each company’s dividend growth prospects. Our industry and sector weightings are a result of this process. As of the end of the period, the fund had significant allocations to industrials, consumer staples, and health care but less exposure (below 5%) to materials. We hold no stocks in utilities or telecommunication services.

Since our last report, the fund’s positioning has changed modestly, but our investment strategy has not. Additions to the fund over the 12 months were driven largely by price opportunity. We constantly assess and adjust the weightings of our positions.

Whatever view we may have over the next month, year, or even five years will have little bearing on our portfolio decisions.

10

We continue to believe in the power of compounding as expressed by a growing dividend. We consider time our friend, whereas many investors regard it as the enemy. We believe that a long-term outlook characterized by patience and low turnover is our best recipe for managing the fund. We stay true to our process and believe that the Dividend Growth Fund is well-positioned to deliver superior dividend growth and solid capital appreciation to shareholders over time.

Donald J. Kilbride
Senior Managing Director and
Equity Portfolio Manager

Wellington Management Company llp

February 10, 2016

11

Dividend Growth Fund

Fund Profile
As of January 31, 2016

Portfolio Characteristics
		NASDAQ
		US
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	FA Index
Number of Stocks	45	178	3,932
Median Market Cap	$80.7B	$61.1B	$48.6B
Price/Earnings Ratio	20.4x	22.2x	20.5x
Price/Book Ratio	3.6x	3.7x	2.5x
Return on Equity	22.4%	21.2%	17.2%
Earnings Growth Rate	7.7%	4.2%	9.5%
Dividend Yield	2.4%	2.5%	2.2%
Foreign Holdings	7.1%	0.0%	0.0%
Turnover Rate	26%	—	—
Ticker Symbol	VDIGX	—	—
Expense Ratio[1]	0.32%	—	—
30-Day SEC Yield	2.01%	—	—
Short-Term Reserves	2.8%	—	—

Sector Diversification (% of equity exposure)
		NASDAQ	DJ
		US	U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Consumer Discretionary	12.1%	9.8%	13.4%
Consumer Staples	17.0	27.8	9.3
Energy	6.4	1.1	6.0
Financials	14.5	5.8	17.8
Health Care	16.8	12.4	14.3
Industrials	18.2	20.0	10.5
Information Technology	10.7	14.3	20.0
Materials	4.3	6.2	2.9
Telecommunication
Services	0.0	0.1	2.4
Utilities	0.0	2.5	3.4

Volatility Measures
	NASDAQ
	US Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	FA Index
R-Squared	0.95	0.90
Beta	0.92	0.86
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Systems Software	3.4%
United Parcel Service	Air Freight &
Inc.	Logistics	3.1
Honeywell International	Aerospace &
Inc.	Defense	2.8
TJX Cos. Inc.	Apparel Retail	2.8
Colgate-Palmolive Co.	Household Products	2.8
Medtronic plc	Health Care
	Equipment	2.7
Chubb Ltd.	Property & Casualty
	Insurance	2.7
Costco Wholesale Corp.	Hypermarkets &
	Super Centers	2.6
Johnson & Johnson	Pharmaceuticals	2.6
McDonald's Corp.	Restaurants	2.5
Top Ten		28.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated May 28, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2016, the expense ratio was 0.33%.

12

Dividend Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2006, Through January 31, 2016
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended January 31, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Dividend Growth Fund*	2.44%	11.65%	8.35%	$22,290
•••••••	Dividend Growth Spliced Index	-0.78	9.80	5.73	17,450
– – – –	Large-Cap Core Funds Average	-2.84	8.98	5.04	16,350
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	-2.55	10.36	6.48	18,728
For a benchmark description, see the Glossary. Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

13

Dividend Growth Fund

Fiscal-Year Total Returns (%): January 31, 2006, Through January 31, 2016

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Dividend Growth Fund	5/15/1992	2.62%	12.77%	8.95%

14

Dividend Growth Fund

Financial Statements

Statement of Net Assets
As of January 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.3%)
Consumer Discretionary (11.8%)
TJX Cos. Inc.	10,056,644	716,435
McDonald’s Corp.	5,232,424	647,670
NIKE Inc. Class B	10,309,901	639,317
Lowe’s Cos. Inc.	6,148,065	440,570
Walt Disney Co.	3,270,477	313,377
VF Corp.	4,108,284	257,179
		3,014,548
Consumer Staples (16.6%)
Colgate-Palmolive Co.	10,507,705	709,585
Costco Wholesale Corp.	4,491,528	678,760
Coca-Cola Co.	14,894,380	639,267
Procter & Gamble Co.	6,411,450	523,751
CVS Health Corp.	5,253,351	507,421
Walgreens Boots
Alliance Inc.	6,102,844	486,519
Diageo plc	16,564,652	444,800
Anheuser-Busch
InBev SA/NV	2,073,560	260,786
		4,250,889
Energy (6.2%)
Schlumberger Ltd.	7,816,751	564,917
Chevron Corp.	6,024,502	520,939
Exxon Mobil Corp.	6,442,486	501,547
		1,587,403
Financials (14.1%)
Chubb Ltd.	6,075,551	686,962
Marsh & McLennan
Cos. Inc.	11,774,023	627,909
Wells Fargo & Co.	9,939,481	499,260
PNC Financial Services
Group Inc.	5,760,765	499,170
BlackRock Inc.	1,463,410	459,891
Public Storage	1,695,467	429,903
American Express Co.	7,813,589	418,027
		3,621,122

		Market
		Value•
	Shares	($000)
Health Care (16.3%)
Medtronic plc	9,053,986	687,379
Johnson & Johnson	6,291,806	657,116
UnitedHealth Group Inc.	5,463,860	629,218
Cardinal Health Inc.	7,521,412	612,017
Merck & Co. Inc.	12,074,185	611,799
Amgen Inc.	3,244,403	495,518
Roche Holding AG	1,878,667	486,620
		4,179,667
Industrials (17.7%)
United Parcel Service Inc.
Class B	8,521,159	794,172
Honeywell
International Inc.	6,972,215	719,533
United Technologies
Corp.	7,193,372	630,787
Canadian National
Railway Co.
(Toronto Shares)	11,505,475	623,771
Lockheed Martin Corp.	2,850,828	601,525
Union Pacific Corp.	6,735,968	484,990
Northrop Grumman Corp.	1,992,513	368,734
General Dynamics Corp.	2,390,607	319,791
		4,543,303
Information Technology (10.4%)
Microsoft Corp.	15,790,712	869,910
Automatic Data
Processing Inc.	7,761,506	644,904
Accenture plc Class A	6,056,670	639,221
Oracle Corp.	14,215,547	516,166
		2,670,201
Materials (4.2%)
Praxair Inc.	6,254,973	625,497
Ecolab Inc.	4,145,644	447,191
		1,072,688
Total Common Stocks
(Cost $19,475,569)		24,939,821

15

Dividend Growth Fund

	Face	Market
	Amount	Value•
	($000)	($000)
Temporary Cash Investments (3.1%)
Repurchase Agreements (3.1%)
RBS Securities, Inc.,	0.330%
2/1/16 (Dated 1/29/16,
Repurchase Value
$481,700,000, collateralized
by U.S. Treasury Note/Bond,
0.069%–9.250%, 1/31/16–
8/15/45, with a value of
$491,334,000)	481,700	481,700
Societe Generale 0.360%,
2/1/16 (Dated 1/29/16,
Repurchase Value
$300,909,000, collateralized
by U.S. Treasury Note/Bond,
0.000%–7.625%, 2/11/16–
2/15/45, with a value of
$306,918,000)	300,900	300,900
Total Temporary Cash Investments
(Cost $782,600)		782,600
Total Investments (100.4%)
(Cost $20,258,169)		25,722,421

		Amount
		($000)
Other Assets and Liabilities (-0.4%)
Other Assets
Investment in Vanguard		2,279
Receivables for Accrued Income		27,527
Receivable for Capital Shares Issued		28,498
Other Assets		19
Total Other Assets		58,323
Liabilities
Payables for Investment
Securities Purchased		(101,284)
Payables to Investment Advisor		(10,713)
Payables for Capital Shares Redeemed		(11,780)
Payables to Vanguard		(25,269)
Total Liabilities		(149,046)
Net Assets (100%)
Applicable to 1,176,854,019 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		25,631,698
Net Asset Value Per Share		$21.78

At January 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	20,110,568
Overdistributed Net Investment Income	(509)
Accumulated Net Realized Gains	57,938
Unrealized Appreciation (Depreciation)
Investment Securities	5,464,252
Foreign Currencies	(551)
Net Assets	25,631,698

• See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Growth Fund

Statement of Operations

Year Ended
January 31, 2016
($000)
Investment Income
Income
Dividends[1]	567,494
Interest	744
Securities Lending	983
Total Income	569,221
Expenses
Investment Advisory Fees—Note B
Basic Fee	30,211
Performance Adjustment	10,187
The Vanguard Group—Note C
Management and Administrative	36,152
Marketing and Distribution	4,844
Custodian Fees	278
Auditing Fees	37
Shareholders’ Reports	282
Trustees’ Fees and Expenses	33
Total Expenses	82,024
Net Investment Income	487,197
Realized Net Gain (Loss)
Investment Securities Sold	659,872
Foreign Currencies	(1,341)
Realized Net Gain (Loss)	658,531
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(592,472)
Foreign Currencies	(486)
Change in Unrealized Appreciation (Depreciation)	(592,958)
Net Increase (Decrease) in Net Assets Resulting from Operations	552,770
1 Dividends are net of foreign withholding taxes of $5,793,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Dividend Growth Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	487,197	418,496
Realized Net Gain (Loss)	658,531	726,190
Change in Unrealized Appreciation (Depreciation)	(592,958)	1,517,946
Net Increase (Decrease) in Net Assets Resulting from Operations	552,770	2,662,632
Distributions
Net Investment Income	(476,748)	(428,918)
Realized Capital Gain[1]	(928,751)	(344,452)
Total Distributions	(1,405,499)	(773,370)
Capital Share Transactions
Issued	5,744,103	4,456,080
Issued in Lieu of Cash Distributions	1,268,037	694,537
Redeemed	(3,594,784)	(3,110,104)
Net Increase (Decrease) from Capital Share Transactions	3,417,356	2,040,513
Total Increase (Decrease)	2,564,627	3,929,775
Net Assets
Beginning of Period	23,067,071	19,137,296
End of Period[2]	25,631,698	23,067,071
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $121,739,000 and $83,860,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($509,000) and ($9,617,000).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Dividend Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.47	$20.45	$17.52	$15.81	$14.68
Investment Operations
Net Investment Income	. 442.430		.385	.357	.317
Net Realized and Unrealized Gain (Loss)
on Investments	.145	2.378	3.033	1.721	1.126
Total from Investment Operations	.587	2.808	3.418	2.078	1.443
Distributions
Dividends from Net Investment Income	(.432)	(.440)	(. 384)	(.368)	(.313)
Distributions from Realized Capital Gains	(.845)	(. 348)	(.104)	—	—
Total Distributions	(1.277)	(.788)	(.488)	(.368)	(.313)
Net Asset Value, End of Period	$21.78	$22.47	$20.45	$17.52	$15.81

Total Return[1]	2.44%	13.69%	19.60%	13.36%	9.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25,632	$23,067	$19,137	$12,704	$8,829
Ratio of Total Expenses to
Average Net Assets[2]	0.33%	0.32%	0.31%	0.29%	0.31%
Ratio of Net Investment Income to
Average Net Assets	1.95%	1.94%	2.03%	2.22%	2.28%
Portfolio Turnover Rate	26%	23%	18%	11%	13%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.02%, 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Dividend Growth Fund

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

20

Dividend Growth Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2016, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

21

Dividend Growth Fund

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the NASDAQ US Dividend Achievers Select Index for the preceding three years. For the year ended January 31, 2016, the investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before an increase of $10,187,000 (0.04%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2016, the fund had contributed to Vanguard capital in the amount of $2,279,000, representing 0.01% of the fund’s net assets and 0.91% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	23,747,615	1,192,206	—
Temporary Cash Investments	—	782,600	—
Total	23,747,615	1,974,806	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

22

Dividend Growth Fund

During the year ended January 31, 2016, the fund realized net foreign currency losses of $1,341,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $44,744,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at January 31, 2016, the fund had $21,828,000 of ordinary income and $69,771,000 of long-term capital gains available for distribution. The fund had available capital losses totaling $5,177,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2016, the cost of investment securities for tax purposes was $20,258,169,000. Net unrealized appreciation of investment securities for tax purposes was $5,464,252,000, consisting of unrealized gains of $6,144,614,000 on securities that had risen in value since their purchase and $680,362,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2016, the fund purchased $9,277,121,000 of investment securities and sold $6,386,129,000 of investment securities, other than temporary cash investments. Purchases and sales include $494,420,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital shares issued and redeemed were:

	Year Ended January 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	253,289	200,627
Issued in Lieu of Cash Distributions	55,584	30,279
Redeemed	(158,371)	(140,286)
Net Increase (Decrease) in Shares Outstanding	150,502	90,620

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2016, that would require recognition or disclosure in these financial statements.

23

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Dividend Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Growth Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 14, 2016

Special 2015 tax information (unaudited) for Vanguard Dividend Growth Fund

This information for the fiscal year ended January 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $847,200,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $532,298,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 83.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Dividend Growth Fund
Periods Ended January 31, 2016
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	2.44%	11.65%	8.35%
Returns After Taxes on Distributions	1.06	10.89	7.80
Returns After Taxes on Distributions and Sale of Fund Shares	2.48	9.29	6.80

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended January 31, 2016

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	7/31/2015	1/31/2016	Period
Based on Actual Fund Return	$1,000.00	$969.28	$1.84
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.34	1.89
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

27

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Dividend Growth Fund has renewed the fund’s investment advisory arrangement and approved an amended investment advisory agreement with Wellington Management Company LLP (Wellington Management), effective February 1, 2016. The amended agreement contains a new base fee schedule; however, other terms of the existing agreement have not changed. The board determined that renewing the fund’s advisory arrangement and amending the fee schedule was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm has advised the fund since its inception in 1992. The board also noted that the portfolio manager of the fund has nearly two decades of investment industry experience. Wellington Management seeks to invest in companies with a history of paying a stable or growing dividend and the ability to continue increasing their dividend over the long term. Utilizing fundamental research, Wellington Management focuses on a company’s ability to create value and the ability and willingness to distribute that value to shareholders in a sustainable manner. Valuation is also an important input to the investment process, as the firm seeks to purchase these businesses when short-term dislocations have made the share price attractive. The board noted that the new fee arrangement would help Wellington Management to continue to attract and retain top investment talent, and thereby support enhanced organizational depth and stability, which would benefit the fund and its shareholders.

The board concluded that Wellington Management’s experience, stability, depth, and performance, among other factors, warranted approval and continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also (and will remain) well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

28

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Dividend Growth Spliced Index: Russell 1000 Index through January 31, 2010; NASDAQ US Dividend Achievers Select Index (formerly known as the Dividend Achievers Select Index) thereafter. Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings were: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Brothers Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Brothers Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; and 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis	Chris D. McIsaac
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College and	Chief Executive Officer and President, 1996–2008
Chairman of its Finance and Enrollment Committee;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q570 032016

Annual Report | January 31, 2016

Vanguard Dividend Appreciation Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents

Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	12
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2016
Total
Returns
Vanguard Dividend Appreciation Index Fund
Investor Shares	-0.93%
ETF Shares
Market Price	-0.91
Net Asset Value	-0.84
Admiral™ Shares	-0.83
NASDAQ US Dividend Achievers Select Index	-0.78
Large-Cap Core Funds Average	-2.84

Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
January 31, 2015, Through January 31, 2016
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Dividend Appreciation Index Fund
Investor Shares	$31.37	$30.40	$0.693	$0.000
ETF Shares	78.42	75.98	1.819	0.000
Admiral Shares	21.28	20.62	0.494	0.000

1

Chairman’s Letter

Dear Shareholder,

Investor Shares of Vanguard Dividend Appreciation Index Fund returned –0.93% for the fiscal year ended January 31, 2016. The fund closely tracked its benchmark, the NASDAQ US Dividend Achievers Select Index.

The Dividend Appreciation Index Fund, which focuses on stocks of large-capitalization companies that have raised their dividends for ten or more years, held up better than its large-cap core peers and the broad U.S. market.

The 30-day SEC yield for the fund’s Investor Shares rose from 1.97% at the start of the period to 2.25% at the end.

Stocks changed direction as global concerns grew
The broad U.S. stock market returned –2.48% for the 12 months. Stocks deteriorated after recording a solid result for the first half of the period. Investors grew more concerned that China’s economic slowdown would spread globally. Oil and commodity prices continued to fall, a trend that hurts producers but favors consumers.

In December, the Federal Reserve ended months of uncertainty when it raised its target for short-term interest rates to 0.25%–0.5%. Central banks in Europe and Asia moved in the opposite direction, adding to their stimulus measures to combat weak growth and low inflation.

2

International stocks, which returned about –11%, were hindered by the U.S. dollar’s strength against many foreign currencies. Although emerging markets slipped the most, stocks from the developed markets of the Pacific region and Europe also posted negative results.

At the end of the period, bonds’ results were flat
Although bonds surged during the final month, the broad U.S. taxable bond market returned –0.16% for the fiscal year. The yield of the 10-year Treasury note ended January at 1.98%, up from 1.75% a year earlier. (Bond prices and yields move in opposite directions.)

Bonds languished earlier in the period, when stocks were on firmer ground and many thought that the interest rate hike would come sooner rather than later. Market turmoil in January seemed to remind investors of bonds’ appeal as a diversifier and ballast for a portfolio.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –3.78%, hurt by the U.S. dollar’s strength. Without this currency effect, returns were modestly positive.

Money market funds and savings accounts generated scant returns as the Fed kept its target for short-term interest rates at 0%–0.25% until December.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-1.82%	10.94%	10.68%
Russell 2000 Index (Small-caps)	-9.92	6.11	7.25
Russell 3000 Index (Broad U.S. market)	-2.48	10.55	10.40
FTSE All-World ex US Index (International)	-11.28	-1.67	-0.14

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-0.16%	2.15%	3.51%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.71	3.42	5.75
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.02	0.04

CPI
Consumer Price Index	1.37%	0.95%	1.47%

3

Declines in a handful of sectors offset modest gains in others
Because it tracks a benchmark that includes U.S. companies with a history of increasing dividends for at least ten consecutive years, the Dividend Appreciation Index Fund is tilted toward stocks of high-quality companies that have both the ability and the commitment to raise their dividends over time.

For the most recent fiscal year—and, as noted above, compared with its peers and the broad U.S. stock market—the fund’s emphasis on higher-quality stocks helped it temper negative results.

Results among the industry sectors were mixed, with six of ten sectors posting modest gains. Consumer goods, one of the index’s largest segments, produced solid results and contributed the most to the fund’s returns. Technology, health care, utilities, financials, and telecommunications also ended the period in positive territory.

These gains, however, weren’t enough to offset declines in industrials, consumer services, oil and gas, and basic materials.

Industrials—hit hard by tumbling commodities prices—weighed most heavily on returns. Against a backdrop of lower prices and an overall weakened demand for commodities, basic materials also fell.

Within consumer services, stocks of some retail giants fell sharply amid reports of low earnings and slowed sales. Within oil and

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Admiral	Peer Group
	Shares	Shares	Shares	Average
Dividend Appreciation Index Fund	0.20%	0.10%	0.10%	1.11%
The fund expense ratios shown are from the prospectus dated May 28, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2016, the fund’s expense ratios were 0.19% for Investor Shares, 0.09% for ETF Shares, and 0.09% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Large-Cap Core Funds.

4

gas, stocks saw double-digit declines as the lengthy, sharp slide of oil prices continued to punish the sector.

The fund’s long-term record continues to be admirable
Since its inception, Vanguard Dividend Appreciation Index Fund has produced an average annual return of 6.43% for Investor Shares. That’s more than 1 percentage point better than the average return of its peer funds.

Notably, the fund has succeeded in meeting its primary objective of closely tracking its index over the long term—no easy feat during a period that included the worst global recession since the Great Depression. That it did so is a tribute to the experience, talent, and sophisticated systems of the fund’s advisor, Vanguard Equity Index Group. Low expenses––which allow you to keep more of the fund’s return––have helped in these efforts.

To reach your long-term goals, be realistic and try to save more
Although there have been times when it felt as if stocks and bonds were riding a roller coaster, the markets have generally risen in recent years. The broad global stock market in particular has posted some impressive gains since its turnaround began in 2009.

But 2015—and especially the start of 2016—were stark reminders that investments can disappoint. The U.S. stock and bond markets were barely positive in 2015, and international stocks

Total Returns
Inception Through January 31, 2016
Average
Annual Return
Dividend Appreciation Index Fund Investor Shares (Returns since inception: 4/27/2006)	6.43%
NASDAQ US Dividend Achievers Select Index	6.68
Large-Cap Core Funds Average	4.91
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

and unhedged bonds finished in the red. In January 2016, many stock markets fell into or near bear-market territory. (A decline of 20% or more lasting at least two months generally qualifies as a bear market.)

In Vanguard’s recently updated long-term look at the economy and markets, our global economists explain why they expect growth to remain “frustratingly fragile” and why their market outlook is the most guarded since 2006. (For more details, see the box below and Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Given these muted expectations, what’s the best course of action? I’ve often encouraged shareholders to focus on the things they can control. That advice holds true today.

Consider saving more than you think you may need. That’s one way you can prepare for the volatility that may lie

Vanguard’s outlook for investors: Not bearish, but cautious

In Vanguard’s recently published global economic and investment outlook, Global Chief Economist Joseph Davis and his team discuss various market and economic events 2016 may bring, along with challenges and opportunities for investors.

Our forecast includes “frustratingly fragile” economic growth and more modest long-term returns from the global stock and bond markets. The report cautions that for the decade ending 2025, returns for a balanced portfolio are likely to be moderately below historical averages.

Our simulations indicate that the average annualized returns of a 60% equity/40% bond portfolio for the decade are most likely to be centered in the 3%–5% range after inflation, below the actual average after-inflation return of 5.5% for the same portfolio since 1926.

Even so, Vanguard’s steadfast belief in its principles for investing success—focusing on clear goals, a suitable asset allocation, low costs, and long-term discipline—remains unchanged.

For more information about our expectations and the probability of various outcomes, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model® (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. Distribution of return outcomes from VCMM, derived from 10,000 simulations for U.S. equity returns and fixed income returns. Simulations as of September 30, 2015. Results from the model may vary with each use and over time. For more information, please see page 7.

6

ahead, particularly as markets adjust to changes in policies from the Fed and other central banks.

As always, investors would be well-served to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

Each of these principles—along with saving more—is within your control, and focusing on them can keep you on the right path.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 11, 2016

IMPORTANT: The projections or other information generated by the Vanguard Capital Markets Model (VCMM) regarding the likelihood of various investment outcomes are hypothetical in nature, do not reflect actual investment results, and are not guarantees of future results. VCMM results will vary with each use and over time. The VCMM projections are based on a statistical analysis of historical data. Future returns may behave differently from the historical patterns captured in the VCMM. More important, the VCMM may be underestimating extreme negative scenarios unobserved in the historical period on which the model estimation is based. The VCMM is a proprietary financial simulation tool developed and maintained by Vanguard’s primary investment research and advice teams. The model forecasts distributions of future returns for a wide array of broad asset classes. Those asset classes include U.S. and international equity markets, several maturities of the U.S. Treasury and corporate fixed income markets, international fixed income markets, U.S. money markets, commodities, and certain alternative investment strategies. The theoretical and empirical foundation for the VCMM is that the returns of various asset classes reflect the compensation investors require for bearing different types of systematic risk (beta). At the core of the model are estimates of the dynamic statistical relationship between risk factors and asset returns, obtained from statistical analysis based on available monthly financial and economic data from as early as 1960. Using a system of estimated equations, the model then applies a Monte Carlo simulation method to project the estimated interrelationships among risk factors and asset classes as well as uncertainty and randomness over time. The model generates a large set of simulated outcomes for each asset class over several time horizons. Forecasts are obtained by computing measures of central tendency in these simulations. Results produced by the tool will vary with each use and over time.

7

Dividend Appreciation Index Fund

Fund Profile
As of January 31, 2016

Share-Class Characteristics

	Investor	ETF	Admiral
	Shares	Shares	Shares
Ticker Symbol	VDAIX	VIG	VDADX
Expense Ratio[1]	0.20%	0.10%	0.10%
30-Day SEC Yield	2.25%	2.37%	2.35%

Portfolio Characteristics
		NASDAQ	DJ
		US	U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Number of Stocks	178	178	3,932
Median Market Cap	$66.4B	$61.1B	$48.6B
Price/Earnings Ratio	22.2x	22.2x	20.5x
Price/Book Ratio	3.8x	3.7x	2.5x
Return on Equity	21.2%	21.2%	17.2%
Earnings Growth
Rate	4.2%	4.2%	9.5%
Dividend Yield	2.5%	2.5%	2.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	22%	—	—
Short-Term
Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
		NASDAQ
		US
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	FA Index
Basic Materials	4.0%	4.0%	2.1%
Consumer Goods	22.6	22.6	10.7
Consumer Services	18.1	18.1	14.2
Financials	5.2	5.6	18.9
Health Care	11.4	11.3	13.5
Industrials	21.7	21.6	12.3
Oil & Gas	1.1	1.1	6.1
Technology	13.2	13.1	16.4
Telecommunications	0.1	0.1	2.4
Utilities	2.6	2.5	3.4

Volatility Measures
	NASDAQ
	US Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	FA Index
R-Squared	1.00	0.91
Beta	1.00	0.91
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Software	5.5%
Johnson & Johnson	Pharmaceuticals	4.5
Coca-Cola Co.	Soft Drinks	4.3
Procter & Gamble Co.	Nondurable
	Household Products	4.2
PepsiCo Inc.	Soft Drinks	3.7
Wal-Mart Stores Inc.	Broadline Retailers	3.5
International Business
Machines Corp.	Computer Services	3.1
CVS Health Corp.	Drug Retailers	2.7
Medtronic plc	Medical Equipment	2.7
3M Co.	Diversified Industrials	2.4
Top Ten		36.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated May 28, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2016, the expense ratios were 0.19% for Investor Shares, 0.09% for ETF Shares, and 0.09% for Admiral Shares.

8

Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 27, 2006, Through January 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2016
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/27/2006)	Investment
Dividend Appreciation Index Fund
Investor Shares	-0.93%	9.61%	6.43%	$18,379
•••••••• NASDAQ US Dividend Achievers Select Index	-0.78	9.80	6.68	18,798
– – – – Large-Cap Core Funds Average	-2.84	8.98	4.91	15,974
Dow Jones U.S. Total Stock Market
Float Adjusted Index	-2.55	10.36	6.33	18,216
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/21/2006)	Investment
Dividend Appreciation Index Fund
ETF Shares Net Asset Value	-0.84%	9.72%	6.57%	$18,627
NASDAQ US Dividend Achievers Select Index	-0.78	9.80	6.70	18,851
Dow Jones U.S. Total Stock Market Float
Adjusted Index	-2.55	10.36	6.29	18,166
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Dividend Appreciation Index Fund

	Average Annual Total Returns
	Periods Ended January 31, 2016
		Since	Final Value
	One	Inception	of a $10,000
	Year	(12/19/2013)	Investment
Dividend Appreciation Index Fund Admiral
Shares	-0.83%	3.56%	$10,769
NASDAQ US Dividend Achievers Select Index	-0.78	3.62	10,782
Dow Jones U.S. Total Stock Market Float
Adjusted Index	-2.55	4.20	10,910
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: April 21, 2006, Through January 31, 2016
			Since
	One	Five	Inception
	Year	Years	(4/21/2006)
Dividend Appreciation Index Fund ETF Shares
Market Price	-0.91%	58.77%	86.15%
Dividend Appreciation Index Fund ETF Shares Net
Asset Value	-0.84	59.01	86.27
NASDAQ US Dividend Achievers Select Index	-0.78	59.59	88.51
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): April 27, 2006, Through January 31, 2016

10

Dividend Appreciation Index Fund

Average Annual Total Returns: Periods Ended December 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Investor Shares	4/27/2006	-2.05%	10.42%	6.75%
ETF Shares	4/21/2006
Market Price		-1.97	10.52	6.88
Net Asset Value		-1.95	10.53	6.88
Admiral Shares	12/19/2013	-1.93	—	4.91

11

Dividend Appreciation Index Fund

Financial Statements

Statement of Net Assets
As of January 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (99.9%)[1]
Basic Materials (4.0%)
Ecolab Inc.	1,726,509	186,239
Praxair Inc.	1,666,151	166,615
Air Products &
Chemicals Inc.	1,236,247	156,645
PPG Industries Inc.	1,569,884	149,327
Airgas Inc.	433,483	60,688
International Flavors &
Fragrances Inc.	467,232	54,647
Westlake Chemical Corp.	766,623	34,866
Albemarle Corp.	647,167	34,067
RPM International Inc.	771,720	30,290
Compass Minerals
International Inc.	194,000	14,521
Royal Gold Inc.	373,693	11,132
HB Fuller Co.	290,529	10,814
Stepan Co.	128,368	5,771
		915,622
Consumer Goods (22.6%)
Coca-Cola Co.	23,066,263	990,004
Procter & Gamble Co.	11,732,220	958,405
PepsiCo Inc.	8,552,794	849,292
NIKE Inc. Class B	7,920,394	491,144
Colgate-Palmolive Co.	5,233,542	353,421
Monsanto Co.	2,790,205	252,793
VF Corp.	2,491,727	155,982
Kellogg Co.	2,057,663	151,115
Archer-Daniels-Midland
Co.	3,660,311	129,392
Hormel Foods Corp.	1,521,035	122,306
Clorox Co.	757,019	97,693
JM Smucker Co.	690,449	88,598
Stanley Black &
Decker Inc.	908,217	85,681
Genuine Parts Co.	881,082	75,923
Brown-Forman Corp.
Class B	732,315	71,650
Church & Dwight Co. Inc.	753,361	63,282
McCormick & Co. Inc.	671,081	59,035

		Market
		Value•
	Shares	($000)
Bunge Ltd.	837,750	51,949
Leggett & Platt Inc.	798,359	33,140
Polaris Industries Inc.	382,699	28,259
Flowers Foods Inc.	1,208,393	24,820
Lancaster Colony Corp.	157,794	16,045
J&J Snack Foods Corp.	107,874	11,648
Tootsie Roll Industries Inc.	221,139	7,258
Andersons Inc.	166,345	4,876
		5,173,711
Consumer Services (18.1%)
Wal-Mart Stores Inc.	11,900,030	789,686
CVS Health Corp.	6,492,379	627,099
Walgreens Boots
Alliance Inc.	6,288,777	501,341
Lowe’s Cos. Inc.	5,538,875	396,916
Costco Wholesale Corp.	2,541,582	384,084
TJX Cos. Inc.	3,974,667	283,155
Target Corp.	3,693,765	267,503
Yum! Brands Inc.	2,498,894	180,845
Cardinal Health Inc.	1,904,687	154,984
Ross Stores Inc.	2,406,238	135,375
AmerisourceBergen
Corp. Class A	1,266,951	113,468
Gap Inc.	2,443,862	60,412
Best Buy Co. Inc.	2,023,711	56,522
Tiffany & Co.	746,368	47,648
FactSet Research
Systems Inc.	240,766	36,283
Rollins Inc.	1,261,684	34,759
Casey’s General
Stores Inc.	223,490	26,984
^ Cracker Barrel Old
Country Store Inc.	138,037	18,115
John Wiley & Sons Inc.
Class A	285,084	11,917
Aaron’s Inc.	417,953	9,563
Matthews International
Corp. Class A	190,373	9,502
		4,146,161

12

Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Financials (5.2%)
Chubb Ltd.	1,903,446	215,223
Aflac Inc.	2,532,755	146,798
McGraw Hill Financial Inc.	1,578,270	134,184
Franklin Resources Inc.	3,588,403	124,374
T. Rowe Price Group Inc.	1,504,640	106,754
Invesco Ltd.	2,476,975	74,136
SEI Investments Co.	962,602	37,772
WR Berkley Corp.	725,881	36,403
Assurant Inc.	397,431	32,315
Axis Capital Holdings Ltd.	581,931	31,372
RenaissanceRe
Holdings Ltd.	265,609	29,921
StanCorp Financial
Group Inc.	243,245	27,890
Erie Indemnity Co. Class A	266,578	25,621
Brown & Brown Inc.	827,990	25,047
Commerce Bancshares Inc.	584,401	24,036
Bank of the Ozarks Inc.	500,471	22,191
Eaton Vance Corp.	680,935	19,516
Cullen/Frost Bankers Inc.	364,183	17,430
Prosperity Bancshares Inc.	402,401	17,062
RLI Corp.	248,813	14,755
UMB Financial Corp.	264,055	12,384
American Equity Investment
Life Holding Co.	502,394	9,139
Infinity Property &
Casualty Corp.	66,295	5,263
BancFirst Corp.	89,234	4,992
First Financial Corp.	74,288	2,455
		1,197,033
Health Care (11.4%)
Johnson & Johnson	9,743,094	1,017,569
Medtronic plc	8,222,231	624,232
Abbott Laboratories	8,706,343	329,535
Stryker Corp.	2,185,220	216,664
Becton Dickinson and Co.	1,113,119	161,814
Perrigo Co. plc	812,238	117,433
CR Bard Inc.	428,549	78,540
West Pharmaceutical
Services Inc.	412,579	23,608
Healthcare Services
Group Inc.	410,905	14,534
Owens & Minor Inc.	363,771	12,605
		2,596,534
Industrials (21.7%)
3M Co.	3,662,271	553,003
United Technologies
Corp.	5,234,044	458,973
Lockheed Martin Corp.	1,820,828	384,195
General Dynamics Corp.	1,913,783	256,007
Automatic Data
Processing Inc.	2,741,409	227,784
Raytheon Co.	1,773,157	227,390

			Market
			Value•
		Shares	($000)
	Caterpillar Inc.	3,497,301	217,672
	FedEx Corp.	1,634,567	217,201
	Northrop Grumman Corp.	1,144,661	211,831
	Illinois Tool Works Inc.	2,189,248	197,186
	Emerson Electric Co.	3,953,397	181,777
	Deere & Co.	1,958,684	150,838
	Sherwin-Williams Co.	547,605	140,006
	CSX Corp.	5,716,244	131,588
	Norfolk Southern Corp.	1,773,656	125,043
	Roper Technologies Inc.	579,088	101,728
	Republic Services Inc.
	Class A	2,037,471	89,038
	Parker-Hannifin Corp.	821,934	79,859
^	WW Grainger Inc.	389,198	76,551
^	Fastenal Co.	1,704,895	69,151
	Cintas Corp.	676,924	58,161
	L-3 Communications
	Holdings Inc.	476,180	55,637
	Dover Corp.	940,729	54,986
	CH Robinson
	Worldwide Inc.	845,048	54,734
	Expeditors International
	of Washington Inc.	1,106,327	49,917
	JB Hunt Transport
	Services Inc.	672,267	48,874
	Jack Henry &
	Associates Inc.	471,909	38,310
	Valspar Corp.	472,667	37,024
	Robert Half
	International Inc.	779,847	34,134
	Carlisle Cos. Inc.	375,113	31,389
	AO Smith Corp.	439,805	30,720
	Bemis Co. Inc.	562,403	26,922
	AptarGroup Inc.	359,687	26,221
	Graco Inc.	340,479	24,746
	Toro Co.	323,135	24,080
	Lincoln Electric
	Holdings Inc.	444,389	23,659
	Donaldson Co. Inc.	792,401	22,330
	Nordson Corp.	355,153	21,462
	Silgan Holdings Inc.	364,532	19,273
	MSC Industrial Direct
	Co. Inc. Class A	280,365	18,170
	ITT Corp.	525,194	17,043
	Ryder System Inc.	305,585	16,248
	Crane Co.	335,483	16,023
	Valmont Industries Inc.	138,478	14,760
	Regal Beloit Corp.	257,771	14,489
	CLARCOR Inc.	289,659	13,573
	ABM Industries Inc.	322,606	9,688
	MSA Safety Inc.	216,156	9,251
	Franklin Electric Co. Inc.	273,902	7,472
	Brady Corp. Class A	275,161	6,175
	Tennant Co.	106,219	5,748
^	Lindsay Corp.	69,168	4,865

13

Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Badger Meter Inc.	83,432	4,658
Gorman-Rupp Co.	151,493	3,851
McGrath RentCorp	149,833	3,657
Cass Information
Systems Inc.	66,524	3,386
Raven Industries Inc.	219,539	3,295
Mesa Laboratories Inc.	20,285	2,110
VSE Corp.	30,914	1,855
NACCO Industries Inc.
Class A	32,959	1,569
		4,957,286
Oil & Gas (1.1%)
EOG Resources Inc.	3,164,339	224,731
Murphy Oil Corp.	1,024,358	20,088
		244,819
Technology (13.2%)
Microsoft Corp.	22,776,955	1,254,782
International Business
Machines Corp.	5,702,862	711,660
QUALCOMM Inc.	9,517,480	431,523
Texas Instruments Inc.	6,041,695	319,787
Analog Devices Inc.	1,797,986	96,840
Xilinx Inc.	1,508,402	75,827
Harris Corp.	715,870	62,259
Linear Technology Corp.	1,380,038	58,969
		3,011,647
Telecommunications (0.1%)
Telephone & Data
Systems Inc.	580,888	13,471
Atlantic Tele-Network Inc.	91,845	7,071
		20,542
Utilities (2.5%)
NextEra Energy Inc.	2,558,498	285,810
Edison International	1,880,237	116,198
Atmos Energy Corp.	582,011	40,287
UGI Corp.	996,932	33,896
Aqua America Inc.	1,020,262	32,169
National Fuel Gas Co.	486,423	22,049
New Jersey
Resources Corp.	492,656	17,351
American States Water Co.	220,216	9,998
MGE Energy Inc.	200,125	9,696
California Water Service
Group	275,674	6,917
Chesapeake Utilities Corp.	84,227	5,304
SJW Corp.	116,947	3,812
		583,487
Total Common Stocks
(Cost $20,969,461)		22,846,842

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (0.1%)[1]
	Money Market Fund (0.1%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.441%	22,028,202	22,028

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[4],5	Freddie Mac Discount
	Notes, 0.220%, 4/15/16	1,100	1,099
5	United States Treasury
	Bill, 0.386%, 5/26/16	500	500
			1,599
Total Temporary Cash Investments
	(Cost $23,627)		23,627
	Total Investments (100.0%)
	(Cost $20,993,088)		22,870,469

			Amount
			($000)
Other Assets and Liabilities (0.0%)
	Other Assets
	Investment in Vanguard		2,045
Receivables for Investment Securities Sold 3,088
Receivables for Accrued Income			29,445
Receivables for Capital Shares Issued			4,226
	Other Assets		347
	Total Other Assets		39,151
	Liabilities
Payables for Investment Securities
	Purchased		(5,083)
Collateral for Securities on Loan			(22,028)
Payables for Capital Shares Redeemed			(2,535)
	Payables to Vanguard		(10,906)
	Other Liabilities		(8,058)
	Total Liabilities		(48,610)
	Net Assets (100%)		22,861,010

14

Dividend Appreciation Index Fund

At January 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	21,122,542
Undistributed Net Investment Income	18,583
Accumulated Net Realized Losses	(157,505)
Unrealized Appreciation (Depreciation)
Investment Securities	1,877,381
Futures Contracts	9
Net Assets	22,861,010

Investor Shares—Net Assets
Applicable to 28,770,519 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	874,542
Net Asset Value Per Share—
Investor Shares	$30.40

ETF Shares—Net Assets
Applicable to 247,060,166 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	18,771,004
Net Asset Value Per Share—
ETF Shares	$75.98

Admiral Shares—Net Assets
Applicable to 155,958,826 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,215,464
Net Asset Value Per Share—
Admiral Shares	$20.62

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $21,861,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $22,028,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $999,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Appreciation Index Fund

Statement of Operations

Year Ended
January 31, 2016
($000)
Investment Income
Income
Dividends	556,497
Interest[1]	63
Securities Lending	99
Total Income	556,659
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,257
Management and Administrative—Investor Shares	1,639
Management and Administrative—ETF Shares	13,740
Management and Administrative—Admiral Shares	2,234
Marketing and Distribution—Investor Shares	300
Marketing and Distribution—ETF Shares	1,485
Marketing and Distribution—Admiral Shares	292
Custodian Fees	200
Auditing Fees	40
Shareholders’ Reports—Investor Shares	27
Shareholders’ Reports—ETF Shares	465
Shareholders’ Reports—Admiral Shares	31
Trustees’ Fees and Expenses	14
Total Expenses	22,724
Net Investment Income	533,935
Realized Net Gain (Loss)
Investment Securities Sold	2,686,633
Futures Contracts	16,536
Realized Net Gain (Loss)	2,703,169
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(3,305,641)
Futures Contracts	2,226
Change in Unrealized Appreciation (Depreciation)	(3,303,415)
Net Increase (Decrease) in Net Assets Resulting from Operations	(66,311)
1 Interest income from an affiliated company of the fund was $56,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	533,935	511,807
Realized Net Gain (Loss)	2,703,169	1,431,866
Change in Unrealized Appreciation (Depreciation)	(3,303,415)	624,046
Net Increase (Decrease) in Net Assets Resulting from Operations	(66,311)	2,567,719
Distributions
Net Investment Income
Investor Shares	(24,306)	(34,944)
ETF Shares	(456,267)	(410,307)
Admiral Shares	(73,040)	(47,026)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Total Distributions	(553,613)	(492,277)
Capital Share Transactions
Investor Shares	(554,813)	(1,742,875)
ETF Shares	(1,350,433)	389,703
Admiral Shares	550,641	1,876,153
Net Increase (Decrease) from Capital Share Transactions	(1,354,605)	522,981
Total Increase (Decrease)	(1,974,529)	2,598,423
Net Assets
Beginning of Period	24,835,539	22,237,116
End of Period[1]	22,861,010	24,835,539
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $18,583,000 and $38,261,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Dividend Appreciation Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$31.37	$28.59	$25.23	$22.42	$21.33
Investment Operations
Net Investment Income	. 670.627		.540	.538	.445
Net Realized and Unrealized Gain (Loss)
on Investments	(.947)	2.756	3.350	2.812	1.089
Total from Investment Operations	(.277)	3.383	3.890	3.350	1.534
Distributions
Dividends from Net Investment Income	(. 693)	(. 603)	(. 530)	(. 540)	(.444)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 693)	(. 603)	(. 530)	(. 540)	(.444)
Net Asset Value, End of Period	$30.40	$31.37	$28.59	$25.23	$22.42

Total Return[1]	-0.93%	11.86%	15.51%	15.15%	7.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$875	$1,450	$2,966	$2,804	$2,206
Ratio of Total Expenses to Average Net Assets	0.19%	0.20%	0.20%	0.20%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.11%	2.04%	1.98%	2.32%	2.14%
Portfolio Turnover Rate[2]	22%	20%	3%	15%	14%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Dividend Appreciation Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended January 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$78.42	$71.47	$63.08	$56.04	$53.32
Investment Operations
Net Investment Income	1.759	1.645	1.421	1.401	1.173
Net Realized and Unrealized Gain (Loss)
on Investments	(2.380)	6.890	8.357	7.049	2.719
Total from Investment Operations	(.621)	8.535	9.778	8.450	3.892
Distributions
Dividends from Net Investment Income	(1.819)	(1.585)	(1.388)	(1.410)	(1.172)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.819)	(1.585)	(1.388)	(1.410)	(1.172)
Net Asset Value, End of Period	$75.98	$78.42	$71.47	$63.08	$56.04

Total Return	-0.84%	11.97%	15.60%	15.29%	7.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,771	$20,610	$18,511	$13,119	$9,677
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.13%
Ratio of Net Investment Income to
Average Net Assets	2.21%	2.14%	2.08%	2.42%	2.26%
Portfolio Turnover Rate[1]	22%	20%	3%	15%	14%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Dividend Appreciation Index Fund

Financial Highlights

Admiral Shares
			Dec. 19,
	Year Ended		2013[1] to
	January 31,		Jan. 31,
For a Share Outstanding Throughout Each Period	2016	2015	2014
Net Asset Value, Beginning of Period	$21.28	$19.40	$20.00
Investment Operations
Net Investment Income	. 478.445		.030
Net Realized and Unrealized Gain (Loss) on Investments	(.644)	1.865	(.630)
Total from Investment Operations	(.166)	2.310	(.600)
Distributions
Dividends from Net Investment Income	(.494)	(.430)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.494)	(.430)	—
Net Asset Value, End of Period	$20.62	$21.28	$19.40

Total Return[2]	-0.83%	11.94%	-3.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,215	$2,776	$760
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.21%	2.14%	2.08%[3]
Portfolio Turnover Rate [4]	22%	20%	3%
1 Inception.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements

20

Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, ETF Shares, and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

21

Dividend Appreciation Index Fund

During the year ended January 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at January 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

22

Dividend Appreciation Index Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At January 31, 2016, the fund had contributed to Vanguard capital in the amount of $2,045,000, representing 0.01% of the fund’s net assets and 0.82% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	22,846,842	—	—
Temporary Cash Investments	22,028	1,599	—
Futures Contracts—Assets[1]	351	—	—
Total	22,869,221	1,599	—
1 Represents variation margin on the last day of the reporting period.

Dividend Appreciation Index Fund

D. At January 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2016	142	13,704	9

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2016, the fund realized $2,835,981,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at January 31, 2016, the fund had $28,104,000 of ordinary income available for distribution. At January 31, 2016, the fund had available capital losses totaling $157,496,000 to offset future net capital gains. Of this amount, $11,128,000 is subject to expiration on January 31, 2019. Capital losses of $146,368,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At January 31, 2016, the cost of investment securities for tax purposes was $20,993,088,000. Net unrealized appreciation of investment securities for tax purposes was $1,877,381,000, consisting of unrealized gains of $3,203,893,000 on securities that had risen in value since their purchase and $1,326,512,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2016, the fund purchased $11,470,310,000 of investment securities and sold $12,647,926,000 of investment securities, other than temporary cash investments. Purchases and sales include $5,436,556,000 and $7,458,655,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

24

Dividend Appreciation Index Fund

G. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	156,453	4,950	292,699	9,534
Issued in Lieu of Cash Distributions	20,734	661	26,684	863
Redeemed	(732,000)	(23,050)	(2,062,258)	(67,915)
Net Increase (Decrease)—Investor Shares	(554,813)	(17,439)	(1,742,875)	(57,518)
ETF Shares
Issued	6,278,046	78,491	5,104,112	66,717
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(7,628,479)	(94,250)	(4,714,409)	(62,900)
Net Increase (Decrease)—ETF Shares	(1,350,433)	(15,759)	389,703	3,817
Admiral Shares
Issued	1,093,111	50,897	2,283,755	110,617
Issued in Lieu of Cash Distributions	63,639	2,998	42,295	1,993
Redeemed	(606,109)	(28,401)	(449,897)	(21,346)
Net Increase (Decrease) —Admiral Shares	550,641	25,494	1,876,153	91,264

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2016, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Dividend Appreciation Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Appreciation Index Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 14, 2016

Special 2015 tax information (unaudited) for Vanguard Dividend Appreciation Index Fund

This information for the fiscal year ended January 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $553,613,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Dividend Appreciation Index Fund Investor Shares
Periods Ended January 31, 2016

			Since
	One	Five	Inception
	Year	Years	(4/27/2006)
Returns Before Taxes	-0.93%	9.61%	6.43%
Returns After Taxes on Distributions	-1.45	9.15	6.06
Returns After Taxes on Distributions and Sale of Fund Shares	-0.08	7.63	5.19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended January 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	7/31/2015	1/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$957.46	$0.99
ETF Shares	1,000.00	957.89	0.49
Admiral Shares	1,000.00	957.84	0.49
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.20	$1.02
ETF Shares	1,000.00	1,024.70	0.51
Admiral Shares	1,000.00	1,024.70	0.51
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares, 0.10% for ETF Shares, and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College and
Chairman of its Finance and Enrollment Committee;	Founder
Member of the Advisory Board of the Norris Cotton	John C. Bogle
Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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Who Are Deaf or Hard of Hearing> 800-749-7273	sponsored, endorsed, sold, or promoted by NASDAQ
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This material may be used in conjunction	regarding the advisability of investing in the funds.
with the offering of shares of any Vanguard	NASDAQ OMX makes no warranties and bears no
fund only if preceded or accompanied by	liability with respect to the Vanguard mutual funds.
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6020 032016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2016: $235,000
Fiscal Year Ended January 31, 2015: $175,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended January 31, 2016: $7,000,200
Fiscal Year Ended January 31, 2015: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended January 31, 2016: $2,899,096
Fiscal Year Ended January 31, 2015: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended January 31, 2016: $353,389
Fiscal Year Ended January 31, 2015: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended January 31, 2016: $202,313
Fiscal Year Ended January 31, 2015: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2016: $555,702
Fiscal Year Ended January 31, 2015: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: March 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: March 17, 2016
VANGUARD SPECIALIZED FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: March 17, 2016

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.